                                                              FIXED INCOME FUNDS

TABLE OF CONTENTS

2     PORTFOLIO MANAGEMENT COMMENTARY

14    STATEMENTS OF ASSETS AND LIABILITIES

16    STATEMENTS OF OPERATIONS

18    STATEMENTS OF CHANGES IN NET ASSETS

20    FINANCIAL HIGHLIGHTS

      SCHEDULES OF INVESTMENTS

      32  ARIZONA TAX-EXEMPT FUND

      35  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

      39  CALIFORNIA TAX-EXEMPT FUND

      44  FIXED INCOME FUND

      54  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

      57  GLOBAL FIXED INCOME FUND

      59  HIGH YIELD FIXED INCOME FUND

      65  HIGH YIELD MUNICIPAL FUND

      70  INTERMEDIATE TAX-EXEMPT FUND

      79  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

      80  TAX-EXEMPT FUND

      89  U.S. GOVERNMENT FUND

90    NOTES TO THE FINANCIAL STATEMENTS

96    REPORT OF INDEPENDENT AUDITORS

97    ABBREVIATIONS AND OTHER INFORMATION

98    TRUSTEES AND OFFICERS


                                NOT FDIC INSURED

                        May lose value/No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                               NORTHERN FUNDS ANNUAL REPORT 1 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  ARIZONA TAX-EXEMPT FUND

The U.S. bond market rallied impressively over the past 12 months. Slower economic growth, weakness in the stock market, and tensions with Iraq sparked a sharp drop in interest rates as well as a corresponding rise in bond prices. Municipals participated in this upswing, despite having to absorb a record amount of new issuance as state and local governments took advantage of low tax-exempt yields to refinance debt and fund projects.

The Arizona Tax-Exempt Fund performed well during the fiscal year, generating a return of 9.87 percent versus a return of 9.26 percent for the Lehman Brothers Arizona Municipal Index. A key contributor was the longer-than-benchmark duration or interest-rate sensitivity it held throughout most of the year. Also, as the municipal yield curve steepened dramatically, we added significantly to holdings in long-intermediate maturities that offered better relative value in the Arizona market. We increasingly targeted AAA-rated securities during the period given the increased budgetary pressures for Arizona municipalities. AAA-rated bonds now comprise over 70 percent of the portfolio. As a result, we increased the Fund's exposure to the government-backed sector, which offers exceptional liquidity. We also favored essential service revenue bonds at the expense of revenue bonds that are dependent upon annual appropriations. The Fund's overall performance benefited from favorable security selection as we focused on premium coupon, callable municipals that rallied during the period.

The Fund is positioned for an environment of subdued inflation, but we will pay further attention to domestic economic fundamentals and fiscal policy as the post-war situation in Iraq evolves. Given our active management approach, we will seek to take advantage of relative value as it emerges. In particular, we will focus our attention on pockets of demand created by the retail composition of the Arizona market.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                ARIZONA TAX-EXEMPT    LEHMAN BROTHERS ARIZONA
DATE                   FUND             MUNICIPAL BOND INDEX
10/1/1999             10,000                  10,000

3/31/2000             10,237                  10,205

3/31/2001             11,362                  11,233

3/31/2002             11,755                  11,701

3/31/2003             12,924                  12,784

The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $82 million
NET ASSET VALUE: $10.88
TICKER SYMBOL: NOAZX
AVERAGE MATURITY: 11.2 years
DURATION: 7.2 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              9.87%
THREE YEAR                            8.06%
AVERAGE ANNUAL SINCE INCEPTION        7.61%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

The U.S. bond market staged a strong rally over the past 12 months, due in part to slower economic growth, stock market weakness, and geopolitical tensions. Despite a record amount of new debt issuance, municipals participated in this upswing. After a long delay, the California Department of Water Resources (DWR) finally issued nearly $12 billion in bonds to replenish the state's coffers. This massive deal was well received by investors.

During its most recent fiscal year, the California Intermediate Tax-Exempt Fund recorded a total return of 9.06 percent, compared with the 9.57 percent return of the Lehman Brothers California Intermediate Municipal Index. The Fund's under-performance was largely due to its "modified barbell" maturity structure. A barbell structure signifies a higher weighting in bonds of short and long maturities, and a corresponding underweight in intermediate maturities. The Fund was helped by its longer duration or interest-rate sensitivity in relation to the benchmark throughout most of the period. A longer duration portfolio will generally outperform when rates fall, as was the case during the period. We increasingly targeted AAA-rated securities, given tight credit spreads and the substantial budgetary pressures facing California municipalities. As a result, we increased the Fund's exposure to the insured and government-backed sectors, which offer superior liquidity. We also favored DWR revenue bonds at the expense of California general obligation bonds. Fund performance was helped by favorable security selection, as we focused on premium coupon, callable municipals that performed well during the period. These defensively structured bonds also provide downside protection in a rising interest rate environment.

The Fund is currently positioned for an environment of subdued inflation. However, as the post-war situation in Iraq evolves, we will pay closer attention to domestic economic fundamentals and fiscal policy considerations. Finally, with our active management approach, we will look to take advantage of relative value as it emerges within the California municipal market.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                          LEHMAN BROTHERS MUTUAL FUND
               CALIFORNIA INTERMEDIATE      CALIFORNIA INTERMEDIATE
                   TAX-EXEMPT FUND              TAX-EXEMPT FUND
10/1/1999              10,000                       10,000

3/31/2000              10,231                       10,182

3/31/2001              11,135                       11,129

3/31/2002              11,469                       11,507

3/31/2003              12,515                       12,608

The Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $82 million
NET ASSET VALUE: $10.62
TICKER SYMBOL: NCITX
AVERAGE MATURITY: 9.1 years
DURATION: 6.1 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              9.06%
THREE YEAR                            6.93%
AVERAGE ANNUAL SINCE INCEPTION        6.62%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

                               NORTHERN FUNDS ANNUAL REPORT 3 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA TAX-EXEMPT FUND

Fixed-income markets rallied impressively over the past 12 months, as sharply declining equity prices, signs of a faltering economic recovery, and escalating tensions with Iraq drove down interest rates. Municipals participated in this upswing, despite absorbing a record amount of debt. After numerous delays, the California Department of Water Resources (DWR) finally issued nearly $12 billion in bonds to replenish state coffers depleted by power purchases and borrowings that occurred during the state's recent energy crisis. This massive deal featured fixed long-term and floating short-term coupon structures that were well received by investors.

The California Tax-Exempt Fund posted strong performance during its most recent fiscal year, generating a total return of 10.88 percent versus 9.34 percent for the Lehman Brothers California Municipal Index. The Fund's longer duration compared with the benchmark during most of the period contributed to its outperformance. A longer duration portfolio will generally outperform when rates decline, as was the case during the period. Also, as the yield curve steepened dramatically, we added to holdings in long-intermediate maturities that offered better relative value in the California market. With credit spreads at tight levels and California municipalities facing heightened budgetary pressures, we increasingly targeted AAA-rated securities. As a consequence, we increased the Fund's exposure to the insured and government-backed sectors, which provide superior liquidity. In addition, we favored DWR revenue bonds at the expense of California general obligation bonds. Fund performance also benefited from security selection, as we focused on premium coupon, callable municipals that posted gains over the period. These defensively structured bonds can also provide downside protection in a rising interest rate environment.

Going forward, we expect inflation to remain subdued and have positioned the Fund accordingly. However, as the post-war situation in Iraq evolves, we will pay closer attention to domestic economic fundamentals and fiscal policy considerations. Finally, with our active management approach, we will strive to take advantage of relative value as it emerges within the California municipal market.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                LEHMAN BROTHERS MUTUAL FUND
                CALIFORNIA TAX-EXEMPT FUND       CALIFORNIA MUNICIPAL INDEX
4/8/1997                  10,000                        10,000

3/31/1998                 11,183                        11,136

3/31/1999                 11,882                        11,900

3/31/2000                 11,763                        11,861

3/31/2001                 13,091                        13,140

3/31/2002                 13,466                        13,587

3/31/2003                 14,942                        14,857

The Lehman Brothers Mutual Fund California Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: April 8, 1997
TOTAL NET ASSETS: $126 million
NET ASSET VALUE: $11.32
TICKER SYMBOL: NCATX
AVERAGE MATURITY: 14.6 years
DURATION: 8.3 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              10.88%
THREE YEAR                             8.28%
FIVE YEAR                              5.96%
AVERAGE ANNUAL SINCE INCEPTION         6.95%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FIXED INCOME FUND

The bond market produced strong returns over the 12-month period ended March 31, 2003. In an environment marked by corporate credit scandals and heightened geopolitical risk, higher-rated sectors such as Treasuries, agencies, mortgage-backed securities, and asset-backed securities performed well. Corporate bonds lagged for most of the period, but began to recover during the first quarter thanks to investors' ongoing hunger for yield and a renewed focus by corporations on balance sheet repair.

For the 12 months ended March 31, the Fund produced a strong total return, but lagged the benchmark. Performance was helped by a greater-than-benchmark exposure to mortgages and other securitized investments. The Fund's allocation in corporate bonds produced mixed results. An overweight in corporate bonds in early 2002, particularly in WorldCom, negatively impacted results during the first half of the period. We rotated out of investment-grade corporate bonds after six months while lengthening the Fund's duration, or interest-rate sensitivity, relative to its benchmark. This strategy helped performance during the third quarter, when bonds produced strong returns. We shifted back into corporates in October, believing the sell-off in that sector to be overdone, and captured much of their strong November rally. As investment-grade and high-yield issues extended their rally through the first quarter of 2003, our overweight position in corporate securities further aided performance. The Fund also benefited from a sizable position in Treasury Inflation Protection securities
(TIPs).

Looking ahead, we are likely to maintain a neutral duration due to the range-bound interest rate environment and the uncertain economic and geopolitical backdrop. We intend to keep the Fund's overweight position in non-government securities, which includes a 10 percent exposure to high yield. Given increasing concerns about the economy's slowing momentum, we would not be surprised to see the rally in corporate bonds pause temporarily. Accordingly, we recently pared back some positions in this area. Longer term, however, we expect corporate bonds to offer a yield advantage.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       LEHMAN BROTHERS
              FIXED INCOME          AGGREGATE BOND INDEX
4/1/1994         10,000                    10,000

3/31/1995        10,417                    10,499

3/31/1996        11,580                    11,631

3/31/1997        12,108                    12,202

3/31/1998        13,549                    13,666

3/31/1999        14,259                    14,551

3/31/2000        14,330                    14,824

3/31/2001        15,973                    16,681

3/31/2002        16,464                    17,572

3/31/2003        18,007                    19,625

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTOS OF GLENN T. MIGLIOZZI AND ERIC MISENHEIMER]

GLENN T. MIGLIOZZI
WITH NORTHERN TRUST
SINCE 2002

ERIC MISENHEIMER
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $728 million
NET ASSET VALUE: $10.23
TICKER SYMBOL: NOFIX
AVERAGE MATURITY: 6.4 years
DURATION: 4.4 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              9.27%
THREE YEAR                            7.88%
FIVE YEAR                             5.84%
AVERAGE ANNUAL SINCE INCEPTION        6.76%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

                               NORTHERN FUNDS ANNUAL REPORT 5 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

During the past 12 months, the key factors affecting the bond market were continued weak economic growth, instances of corporate malfeasance, and concerns related to the Iraqi conflict. All three factors slowed consumer spending and reduced business investment. In response, the Federal Reserve lowered the federal funds rate by 50 basis points in November 2002. This rate cut and the expectation that further cuts might be necessary, led to lower interest rates, higher bond prices, and a dramatically steeper Treasury yield curve. The municipal market also experienced declining rates and a substantial steepening of its yield curve.

The Fund was able to capitalize on strong demand for municipal bonds by positioning its portfolio in a "bulleted" structure, meaning in this case that it held a concentrated position in bonds with 7- to 10-year maturities. We maintained a higher duration, or interest-rate sensitivity, through the end of 2002 to benefit from year-end seasonal effects unique to the municipal bond market. As investors grew more focused on geopolitical uncertainties during the first quarter of 2003, the Fund decreased its duration. All of these actions helped the Fund to produce favorable returns for the period. The Fund lagged the return of its benchmark index, however, because of the benchmark's heavier weighting in shorter-term securities, which performed well on a relative basis.

The Fund intends to continue to focus investments in the 7- to 10-year maturity range, which currently offers compelling yield levels compared with shorter maturity bonds. We also intend to maintain the Fund's duration at approximately
4.9 years until post-war uncertainties subside. Likewise, based on our expectation that municipal issuers will continue to struggle with projected budget deficits and ratings downgrades, we intend to maintain the Fund's high-quality orientation.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                         LEHMAN BROTHERS
                                       MUTUAL FUND FLORIDA
             FLORIDA INTERMEDIATE    INTERMEDIATE TAX-EXEMPT
               TAX-EXEMPT FUND           MUNICIPAL INDEX
8/15/1996          10,000                    10,000

3/31/1997          10,266                    10,295

3/31/1998          11,141                    11,204

3/31/1999          11,733                    11,857

3/31/2000          11,761                    11,921

3/31/2001          12,782                    13,112

3/31/2002          13,186                    13,540

3/31/2003          14,383                    14,860

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF GREGORY A. BELL]

GREGORY A. BELL
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: August 15, 1996
TOTAL NET ASSETS: $56 million
NET ASSET VALUE: $10.83
TICKER SYMBOL: NOFTX
AVERAGE MATURITY: 7.1 years
DURATION: 4.9 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              9.01%
THREE YEAR                            6.92%
FIVE YEAR                             5.23%
AVERAGE ANNUAL SINCE INCEPTION        5.64%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GLOBAL FIXED INCOME FUND

As the Fund's fiscal year opened, investor sentiment deteriorated and equity markets fell sharply. With increased market volatility throughout the year, it was no surprise that government bond markets posted healthy gains. European and U.S. yields fell across the maturity spectrum, while the yield spread between 2- and 10-year issues widened by approximately 0.5 percent. In Japan, yields fell to historical lows. The European Central Bank, U.S. Federal Reserve, and the Bank of England all eased their key rates over the reporting period. For much of the year, the yield spread demanded by investors in corporate issues -- compared with "risk-free" government securities -- widened, with liquidity concerns driving volatility and capital market efficiency. As investors' risk appetites have grown, investment-grade and high-yield corporate bonds have strengthened, however, even in the face of some weakened corporate credits.

Overall, the Fund produced a significant absolute return, though it underperformed its benchmark as our overweight position in lower-rated corporate bonds offset gains based on our yield curve and currency positioning. Going into the latter half of the period, the Fund was realigned to reduce its corporate credit exposure. Performance since this repositioning has been stable and in line with our benchmark.

Looking ahead, we believe that the current expansionist monetary policies and increased fiscal stimulus will be maintained in order to ensure that global economic recovery has a better chance to take hold. We continue to favor an overweight duration and sensitivity to interest rate changes in Europe, while taking a more conservative approach to interest-rate risk in the U.S. and Japan where rates are at historically low levels. Finally, we expect the dollar to continue to weaken, providing a tailwind for dollar-based investors in international bonds.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                GLOBAL FIXED    J.P. MORGAN GOVERNMENT
                INCOME FUND        BOND INDEX GLOBAL
4/1/1994          10,000                10,000

3/31/1995         11,281                11,208

3/31/1996         11,946                11,946

3/31/1997         12,109                12,197

3/31/1998         12,665                12,999

3/31/1999         13,891                14,263

3/31/2000         13,181                14,141

3/31/2001         13,384                14,011

3/31/2002         13,386                14,086

3/31/2003         15,850                17,591

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF WAYNE G. BOWERS]

WAYNE G. BOWERS
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $28 million
NET ASSET VALUE: $10.59
TICKER SYMBOL: NOIFX
AVERAGE MATURITY: 6.7 years
DURATION: 4.7 years
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              18.41%
THREE YEAR                             6.34%
FIVE YEAR                              4.59%
AVERAGE ANNUAL SINCE INCEPTION         5.25%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

                               NORTHERN FUNDS ANNUAL REPORT 7 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD FIXED INCOME FUND

As we look back over the 12-month period ended March 31, 2003, high-yield bonds experienced one of the most remarkable periods in the history of the asset class. The first half of this period saw the market brutalized by the impact of accounting manipulation and fraud in the corporate world as well as the impending war in Iraq. The second half saw a peaking of high-yield spreads versus government and investment-grade corporate issues in October, followed by a sharp rebound in high-yield prices and a narrowing of spreads over the last five months of the period. This dramatic recovery in the high-yield market was driven by stabilization and gradual improvement in both the geopolitical and economic environments, as well as the record-low yields offered by most other fixed-income instruments.

We have responded to the significant increase in investor risk appetite and other improvements in the backdrop for high-yield investing by pursuing a program of rotation out of the more "safe haven" high-yield sectors; these include gaming and other consumer cyclical industries. This has meant an increased focus on security selection regardless of sector. In this vein, we remain opportunistic in identifying capital appreciation opportunities such as offered in the utility, wireless, and technology sectors. Additionally, we have added exposure to Euro-denominated high-yield bonds, given our expectation that the dollar will weaken relative to other currencies later this year.

Looking ahead, we intend to continue to seek high current income for our investors while assuming a risk profile appropriate to current market conditions. The thirst for yield by investors continues to be a primary driver of returns for the high-yield market. With few other asset classes currently offering either limited sensitivity to changes in interest rates or a high current return component, we believe that the demand for this asset class will continue.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                HIGH YIELD FIXED      LEHMAN BROTHERS HIGH YIELD
                  INCOME FUND            CORPORATE BOND INDEX
12/31/1998           10,000                    10,000

3/31/1999            10,202                    10,184

3/31/2000            10,269                    10,000

3/31/2001            10,347                    10,251

3/31/2002            10,583                    10,318

3/31/2003            11,139                    10,771

The Lehman Brothers High Yield Corporate Bond Index is a market value-weighted index that tracks the daily price-only, coupon and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ERIC MISENHEIMER]

ERIC MISENHEIMER
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: December 31, 1998
TOTAL NET ASSETS: $389 million
NET ASSET VALUE: $7.56
TICKER SYMBOL: NHFIX
AVERAGE MATURITY: 8.0 years
DURATION: 4.7 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              5.10%
THREE YEAR                            2.70%
AVERAGE ANNUAL SINCE INCEPTION        2.57%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD MUNICIPAL FUND

As a result of weak economic growth, geopolitical concerns, and corporate governance issues, interest rates moved dramatically lower during the fiscal year ended March 31, 2003. In November 2002, the Federal Reserve lowered short-term rates by 50 basis points in response to continued weakness in the economy, and the yield curve steepened significantly during the year. Specific-issuer and sector events kept the high yield municipal market volatile.

The Fund's relatively strong performance for the year is attributable to the higher credit quality bias we have maintained within the portfolio. Our underweight positions in the airline and tobacco municipal sectors cushioned the portfolio from the volatility and underperformance. We maintained our relatively light exposure to airline-related debt because of the sector's weak industry fundamentals and the continued deterioration in credit quality that we feel will continue to plague the industry. Exposure to the municipal tobacco securitized debt sector has been kept low because of the litigation risk associated with the industry. The Fund continues to be broadly diversified among many sectors of the municipal market including health care, municipal electric, land-backed issues, and higher education, as well as among corporate-backed holdings including investor-owned utility, paper, oil, and waste-disposal issues. The Fund's quality structure is distributed across investment-grade and non-investment-grade holdings to balance liquidity and credit risk.

Going forward, we expect to maintain our focus on the higher quality end of the high-yield municipal market, as continued economic weakness will most likely cause credit spreads to widen. We will look to increase the yield of the Fund when possible as we believe income will most likely contribute the largest portion of total return in the coming year. We will continue to monitor credit quality closely and rotate in and out of sectors based on our assessment of relative strength.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 HIGH YIELD             LEHMAN BROTHERS MUNICIPAL
               MUNICIPAL FUND        NON-INVESTMENT GRADE BOND INDEX
12/31/1998         10,000                       10,000

3/31/1999          10,054                       10,142

3/31/2000           9,503                        9,958

3/31/2001          10,182                       10,727

3/31/2002          10,740                       11,126

3/31/2003          11,540                       10,935

The Lehman Brothers Municipal Non-Investment Grade Bond Index is an unmanaged index of non-investment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF M. JANE MCCART]

M. JANE MCCART
WITH NORTHERN TRUST
SINCE 1998

FUND STATISTICS

INCEPTION DATE: December 31, 1988
TOTAL NET ASSETS: $52 million
NET ASSET VALUE: $9.36
TICKER SYMBOL: NHYMX
AVERAGE MATURITY: 19.6 years
DURATION: 8.9 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              7.36%
THREE YEAR                            6.66%
AVERAGE ANNUAL SINCE INCEPTION        3.43%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

                               NORTHERN FUNDS ANNUAL REPORT 9 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERMEDIATE TAX-EXEMPT FUND

Positive fundamental factors -- including slow economic growth and low inflation -- boosted bond market performance during the 12-month period ended March 31, 2003. During the period, interest rates declined across the maturity spectrum. While benefiting from fundamentals, the fixed-income markets also attracted investors looking for a safe haven amid increased geopolitical tension and falling equity markets.

The Intermediate Tax-Exempt Fund posted a strong return of 9.61 percent during the fiscal year. During the period, five-year municipal bonds experienced the greatest declines in yield. This development detracted from our relative performance as it favored the maturity structure of the Fund's benchmark -- which tends to cluster around shorter term bonds -- over the Fund's broader maturity profile. Decisions that enhanced return during the period included our neutral stance on interest rates, the Fund's high credit quality profile, and steady reinforcement of the Fund's portfolio structure with newly issued bonds. In addition, one of our longstanding themes has been to focus on the highest quality investment-grade holdings. In conjunction with this strategy, the Fund avoided exposure to the troubled airline and tobacco-backed municipal debt sectors. Lastly, record new issuance of municipal bonds increased our ability to customize new purchases with coupons and call features that closely fit the Fund's strategic goals.

We have positioned the Fund to benefit from any yield curve flattening that may take place during the remainder of 2003. Shareholders should also benefit from the Fund's emphasis on diversification and credit quality. Recently, to bolster credit quality, we increased the Fund's allocation in U.S. government-backed municipal bonds. We plan to continue to add to this sector, given its attractive value and strong credit profile. We will continue to monitor inflation indicators closely and take precautionary steps should inflationary pressures build up. Increased supply has meant that municipal bonds are extremely inexpensive as an asset class compared with other fixed-income products. In the current environment, we believe that municipal bonds offer attractive value to investors.

[CHART]

GRORTH OF A HYPOTHETICAL $10,000 INVESTMENT

             INTERMEDIATE TAX-EXEMPT         LEHMAN BROTHERS MUTUAL FUND
                      FUND                INTERMEDIATE MUNICIPAL BOND INDEX
4/1/1994             10,000                             10,000

3/31/1995            10,439                             10,646

3/31/1996            11,149                             11,511

3/31/1997            11,526                             12,044

3/31/1998            12,322                             13,147

3/31/1999            12,931                             13,932

3/31/2000            12,906                             14,016

3/31/2001            14,084                             15,455

3/31/2002            14,549                             15,993

3/31/2003            15,955                             17,654

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $669 million
NET ASSET VALUE: $10.64
TICKER SYMBOL: NOITX
AVERAGE MATURITY: 9.2 years
DURATION: 6.0 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              9.61%
THREE YEAR                            7.31%
FIVE YEAR                             5.29%
AVERAGE ANNUAL SINCE INCEPTION        5.33%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

While interest rates finished the Fund's fiscal period lower, the path down was highly volatile, as the economy weakened and stock markets fell. In November 2002, the Federal Reserve cut short-term rates by one-half of a percentage point, to a new all-time low of 1.25 percent. The yield curve steepened dramatically, as two-year Treasuries fell more than two percentage points to the
1.5 percent range, while 30-year rates fell by less than 1 percent. Interest rates were little changed during the first quarter of 2003, despite ongoing volatility. Throughout the fiscal period, the best performing segment of the economy was residential real estate, aided by declining mortgage rates. Reaching an all-time low of 5.61 percent at one point, 30-year mortgage rates fell from
7.13 percent to 5.91 percent during the period.

We began the fiscal year overweighted in mortgage-backed securities and under-weighted in agency securities. Our mortgage exposure helped the Fund the most in the last half of the fiscal year, while our relative underweight in agencies helped during the early going. As the year progressed we shifted to an overweight in the agency sector. The Fund's performance was also aided by sizable holdings in Treasury Inflation Protected securities (TIPs). Mortgages, agencies, and TIPs all outperformed Treasuries and helped Fund performance. Careful selection of specific mortgage and agency securities also positively impacted performance. We consistently kept duration and accompanying interest-rate sensitivity fairly close to neutral, but tactically lengthened duration several times to the benefit of the Fund. As always, the Fund was exposed to minimal credit risk.

Looking ahead, we still see relative value outside of the Treasury market. We are overweighted in agencies and mortgages and remain neutral with respect to duration and exposure to interest-rate risk. The yield differential provided by agency securities versus Treasuries has tightened, but our view is that this segment of the market still represents attractive value. On the shorter end of the duration spectrum, we are favoring mortgage-backed securities over agencies. Overall, mortgages look historically expensive, but we believe they are still attractive in the current interest rate environment.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SHORT-INTERMEDIATE        MERRILL LYNCH 1-5 YEAR
                 U.S. GOVERNMENT FUND         GOVERNMENT INDEX
10/1/1999             10,000                       10,000

3/31/2000             10,167                       10,163

3/31/2001             11,156                       11,258

3/31/2002             11,703                       11,867

3/31/2003             12,635                       12,863

The Merrill Lynch 1-5 Year Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTOS OF COLIN A. ROBERTSON AND DEBORAH BOYER]

COLIN A. ROBERTSON
WITH NORTHERN TRUST
SINCE 1999

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: October 1, 1999
TOTAL NET ASSETS: $187 million
NET ASSET VALUE: $10.55
TICKER SYMBOL: NSIUX
AVERAGE MATURITY: 2.9 years
DURATION: 2.4 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              7.91%
THREE YEAR                            7.48%
AVERAGE ANNUAL SINCE INCEPTION        6.91%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

                              NORTHERN FUNDS ANNUAL REPORT 11 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TAX-EXEMPT FUND

The Tax-Exempt Fund posted a strong total return during its most recent fiscal year. Municipal bond yields continued to decline and prices rose as it became clear that the Federal Reserve remained determined to ease interest rates further. In addition, equity markets continued to struggle and concerns about the domestic economy and geopolitical turmoil increased during the period. Declines in short-term interest rates exceeded those of long-term rates as the municipal bond yield curve steepened dramatically.

Total return net of fees for the 12-month period was 10.17 percent, which exceeded the 9.88 percent return of the Fund's benchmark. New issuance of municipal securities set an all-time record during 2002. The increased supply provided excellent opportunities to buy bonds tailored to our strategic goals. Our focus on investing in a broad spectrum of bond maturities enhanced returns. The most significant changes implemented during the fiscal year were an increase in the Fund's allocation in higher quality bonds, and a reduced duration, or interest-rate risk profile, implemented during the first quarter of 2003. To boost quality, we increased by 10 percent the Fund's longstanding overweight position in higher quality bonds by adding a combination of AAA-rated bonds and cash instruments. We reduced the Fund's duration substantially to reflect a neutral interest rate stance. In addition, we purchased callable premium coupon bonds to capitalize on a steep yield curve and to create an optimal balance between risk and return. We also emphasized pre-refunded bonds backed by the credit quality of the U.S. government and essential service revenue bonds. Sectors we avoided included airline and tobacco-backed municipal debt.

The weighted average life of the portfolio has been reduced to approximately six years. This strategy reflects our neutral interest rate outlook, while seeking to capture attractive tax-free yields. If credit spreads widen as the economy continues to struggle, the Fund's high credit quality will aid performance. We expect municipal bonds to outperform other fixed-income asset classes over the coming months because of their valuations, which are inexpensive by historical standards.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       LEHMAN BROTHERS MUTUAL FUND
             TAX-EXEMPT FUND              MUNICIPAL BOND INDEX
4/1/1994         10,000                          10,000

3/31/1995        10,581                          10,743

3/31/1996        11,399                          11,644

3/31/1997        11,898                          12,280

3/31/1998        13,130                          13,596

3/31/1999        13,856                          14,440

3/31/2000        13,640                          14,428

3/31/2001        15,141                          16,004

3/31/2002        15,685                          16,615

3/31/2003        17,293                          18,257

The Lehman Brothers Mutual Fund Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $549 million
NET ASSET VALUE: $10.91
TICKER SYMBOL: NOTEX
AVERAGE MATURITY: 13.4 years
DURATION: 7.5 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              10.17%
THREE YEAR                             8.21%
FIVE YEAR                              5.65%
AVERAGE ANNUAL SINCE INCEPTION         6.28%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

FIXED INCOME FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  U.S. GOVERNMENT FUND

The Fund's fiscal year was characterized by declining but volatile interest rates as the economy weakened and stock markets fell. The Federal Reserve cut the federal funds rate by one-half of a percentage point in November 2002, to a new all-time low of 1.25 percent. Two-year Treasuries fell more than two percentage points to the 1.50 percent range, while 30-year rates fell by less than 1 percent as the yield curve steepened dramatically. Despite continued high volatility, interest rates were little changed by the end of the first quarter. Throughout the fiscal period, the best performing segment of the economy was residential real estate, aided by declining mortgage rates.

We began the fiscal year overweighted in mortgage-backed securities and under-weighted in agency securities. Our mortgage exposure aided performance during the second half of the fiscal year, while our relative underweight in agencies helped performance early on. As the year progressed we shifted to an overweight within the agency sector. The Fund's performance was also aided by sizable holdings in Treasury Inflation Protected securities (TIPs). Mortgages, agencies and TIPs all outperformed Treasuries and enhanced overall performance. Careful selection of specific mortgage and agency securities also positively impacted returns. We consistently kept duration and accompanying interest-rate sensitivity fairly close to neutral, but did tactically lengthen duration several times to the benefit of the Fund. As always, the Fund was exposed to minimal credit risk.

Currently, we are overweighted in agencies and mortgages and remain neutral with respect to duration and the direction of interest rates. Agency spreads versus Treasuries have narrowed but we feel that this sector still represents reasonable relative value. The mortgage-backed sector appears somewhat expensive by historical standards, but we believe this area is still attractive in the current environment. We will continue to adjust the Fund's holdings as we search for value in the changing economic and market environments.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                U.S. GOVERNMENT    LEHMAN BROTHERS INTERMEDIATE
                     FUND           U.S. GOVERNMENT BOND INDEX
4/1/1994            10,000                    10,000

3/31/1995           10,351                    10,427

3/31/1996           11,129                    11,376

3/31/1997           11,585                    11,915

3/31/1998           12,614                    13,032

3/31/1999           13,372                    13,889

3/31/2000           13,585                    14,225

3/31/2001           15,130                    15,925

3/31/2002           15,834                    16,720

3/31/2003           17,545                    18,551

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTOS OF COLIN A. ROBERTSON AND DEBORAH BOYER]

COLIN A. ROBERTSON
WITH NORTHERN TRUST
SINCE 1999

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $352 million
NET ASSET VALUE: $10.54
TICKER SYMBOL: NOUGX
AVERAGE MATURITY: 4.1 years
DURATION: 3.4 years
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              10.73%
THREE YEAR                             8.87%
FIVE YEAR                              6.81%
AVERAGE ANNUAL SINCE INCEPTION         6.45%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

                              NORTHERN FUNDS ANNUAL REPORT 13 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                                     CALIFORNIA                                     FLORIDA
                                                       ARIZONA      INTERMEDIATE    CALIFORNIA       FIXED        INTERMEDIATE
AMOUNTS IN THOUSANDS,                                 TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT       INCOME        TAX-EXEMPT
EXCEPT PER SHARE DATA                                    FUND           FUND           FUND           FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                            $75,593        $79,590       $124,919       $944,107         $54,733
Investments, at fair value                                $81,242        $84,887       $133,188       $959,462         $55,877
Cash                                                            -             59             50              5               1
Foreign currencies, at fair value (Cost $128)                   -              -              -              -               -
Interest income receivable                                  1,033            965          1,366          5,827             809
Receivable for foreign tax withheld                             -              -              -              -               -
Receivable for securities sold                                432            304          2,550        105,797               -
Receivable for fund shares sold                                 -              2            419            497              50
Receivable from investment adviser                             13              5              6             19               5
Unrealized gain on forward foreign currency
   exchange contracts                                           -              -              -              3               -
Prepaid and other assets                                        -              -              -              1               1
Total Assets                                               82,720         86,222        137,579      1,071,611          56,743
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                  -              -              -              -               -
Unrealized loss on forward foreign currency
   exchange contracts                                           -              -              -              -               -
Payable for securities purchased                              433          3,611         11,838         88,617               -
Payable for when-issued securities                              -              -              -        253,928               -
Payable for fund shares redeemed                               20            103             45            700             736
Distributions to shareholders                                  66             54             88            456              29
Payable to affiliates:
   Investment advisory fees                                    11             11             17            104               8
   Administration fees                                          2              2              4             21               2
   Custody and accounting fees                                  1              1              2              5               1
   Transfer agent fees                                          2              2              2             14               1
Accrued registration fees and other liabilities                 8              8              9             28               8
Total Liabilities                                             543          3,792         12,005        343,873             785
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                $82,177        $82,430       $125,574       $727,738         $55,958
------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                             $76,250        $76,595       $116,157       $713,006         $53,800
Undistributed net investment income (loss)                      -              -              -           (459)              -
Accumulated undistributed net realized gain
   (loss)                                                     278            538          1,148           (163)          1,014
Net unrealized appreciation                                 5,649          5,297          8,269         15,354           1,144
Net Assets                                                $82,177        $82,430       $125,574       $727,738         $55,958
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                                 7,552          7,765         11,089         71,163           5,166

NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                         $10.88         $10.62         $11.32         $10.23          $10.83

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                        GLOBAL        HIGH YIELD      HIGH YIELD    INTERMEDIATE
AMOUNTS IN THOUSANDS,                                FIXED INCOME    FIXED INCOME     MUNICIPAL      TAX-EXEMPT
EXCEPT PER SHARE DATA                                    FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                            $24,752        $370,036         $52,694       $649,334
Investments, at fair value                                $27,085        $378,407         $53,499       $674,418
Cash                                                            5           1,469               1              1
Foreign currencies, at fair value (Cost $128)                 131               -               -              -
Interest income receivable                                    447           9,176             895          8,345
Receivable for foreign tax withheld                             1               -               -              -
Receivable for securities sold                                  -           3,928               -          6,971
Receivable for fund shares sold                                18           1,944              27             42
Receivable from investment adviser                              3              33              12              -
Unrealized gain on forward foreign currency
   exchange contracts                                         160              17               -              -
Prepaid and other assets                                        1               -               -              1
Total Assets                                               27,851         394,974          54,434        689,778
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                  -               -               -              -
Unrealized loss on forward foreign currency
   exchange contracts                                          88               -               -              -
Payable for securities purchased                                -           5,543           2,112         20,314
Payable for when-issued securities                              -               -               -              -
Payable for fund shares redeemed                                1             104               -            115
Distributions to shareholders                                   -             614              48            415
Payable to affiliates:
   Investment advisory fees                                     5              55               7             89
   Administration fees                                          1              11               2             19
   Custody and accounting fees                                  1               1              11              4
   Transfer agent fees                                          1               8               1             13
   Accrued registration fees and other liabilities              8              19               8             32
Total Liabilities                                             105           6,355           2,189         21,001
----------------------------------------------------------------------------------------------------------------
Net Assets                                                $27,746        $388,619         $52,245       $668,777
----------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                             $25,521        $441,418         $52,744       $633,504
Undistributed net investment income (loss)                    476               -               -             77
Accumulated undistributed net realized gain
   (loss)                                                    (677)        (61,167)         (1,304)        10,112
Net unrealized appreciation                                 2,426           8,368             805         25,084
Net Assets                                                $27,746        $388,619         $52,245       $668,777
----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                                 2,620          51,424           5,580         62,879

NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                         $10.59           $7.56           $9.36         $10.64

                                                        SHORT-
                                                     INTERMEDIATE                          U.S.
AMOUNTS IN THOUSANDS,                               U.S. GOVERNMENT     TAX-EXEMPT      GOVERNMENT
EXCEPT PER SHARE DATA                                    FUND              FUND            FUND
---------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                             $211,231        $514,496        $375,056
Investments, at fair value                                 $213,686        $552,853        $387,656
Cash                                                          7,357               -               -
Foreign currencies, at fair value (Cost $128)                     -               -               -
Interest income receivable                                    1,604           7,575           2,489
Receivable for foreign tax withheld                               -               -               -
Receivable for securities sold                                9,646           5,931          13,206
Receivable for fund shares sold                                 738             517              27
Receivable from investment adviser                               13              24              11
Unrealized gain on forward foreign currency
   exchange contracts                                             -               -               -
Prepaid and other assets                                          -               1               -
Total Assets                                                233,044         566,901         403,389
---------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                    -           4,977              23
Unrealized loss on forward foreign currency
   exchange contracts                                             -               -               -
Payable for securities purchased                             13,923          12,034          10,900
Payable for when-issued securities                           31,628               -          39,579
Payable for fund shares redeemed                                427             140             205
Distributions to shareholders                                    68             412             189
Payable to affiliates:
   Investment advisory fees                                      27              73              51
   Administration fees                                            5              16              10
   Custody and accounting fees                                    1               3               1
   Transfer agent fees                                            3              10               7
   Accrued registration fees and other liabilities                9              25               9
Total Liabilities                                            46,091          17,690          50,974
---------------------------------------------------------------------------------------------------
Net Assets                                                 $186,953        $549,211        $352,415
---------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                              $182,505        $507,375        $337,806
Undistributed net investment income (loss)                       (2)            (67)            424
Accumulated undistributed net realized gain
   (loss)                                                     1,995           3,546           1,585
Net unrealized appreciation                                   2,455          38,357          12,600
Net Assets                                                 $186,953        $549,211        $352,415
---------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                                  17,715          50,359          33,425

NET ASSET VALUE, REDEMPTION AND OFFERING
   PRICE PER SHARE                                           $10.55          $10.91          $10.54

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 15 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF OPERATIONS

                                                                     CALIFORNIA                                    FLORIDA
                                                       ARIZONA      INTERMEDIATE    CALIFORNIA       FIXED       INTERMEDIATE
                                                      TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT       INCOME       TAX-EXEMPT
AMOUNTS IN THOUSANDS                                     FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                            $3,829         $3,808         $6,059        $35,152          $2,018
Dividend income                                                 -              -              -              -               -
   Total Investment income                                  3,829          3,808          6,059         35,152           2,018
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                      611            656            944          5,726             393
Administration fees                                           122            131            189          1,145              79
Transfer agent fees                                            81             88            126            764              52
Custody and accounting fees                                    54             55             62            179              50
Registration fees                                               9              5              5             18              13
Printing fees                                                  11             11             11             37              10
Professional fees                                              16              9              9             27              10
Trustee fees and expenses                                       3              3              3             10               3
Other                                                           7              7              7             19               8
------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                               914            965          1,356          7,925             618
   Less voluntary waivers of
     investment advisory fees                                 (41)           (44)           (63)             -             (26)
   Less expenses reimbursed by
     investment adviser                                      (180)          (178)          (224)        (1,024)           (147)
   Less custodian credits                                       -              -              -            (29)              -
Net Expenses                                                  693            743          1,069          6,872             445
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       3,136          3,065          4,990         28,280           1,573
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES):
Net realized gains (losses) on:
   Investments                                              1,314          1,329          2,823         15,543           1,821
   Foreign currency transactions                                -              -              -              1               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                              3,153          3,022          5,276         24,227             926
   Forward foreign currency contracts                           -              -              -              3               -
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                            -              -              -             (4)              -
   Net Gains (Losses) on Investments and
     Foreign Currency                                       4,467          4,351          8,099         39,770           2,747
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                              $7,603         $7,416        $13,089        $68,050          $4,320

(1) NET OF $2 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                        GLOBAL        HIGH YIELD      HIGH YIELD    INTERMEDIATE
                                                     FIXED INCOME    FIXED INCOME     MUNICIPAL      TAX-EXEMPT
AMOUNTS IN THOUSANDS                                     FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                            $1,111(1)      $28,505          $2,701        $28,788
Dividend income                                                 -             132               -              -
   Total Investment income                                  1,111          28,637           2,701         28,788
----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                      237           2,258             349          5,127
Administration fees                                            40             452              70          1,025
Transfer agent fees                                            26             301              47            684
Custody and accounting fees                                    90             107              48            188
Registration fees                                              12              36              17             18
Printing fees                                                  10              13              10             37
Professional fees                                               7               7               8             27
Trustee fees and expenses                                       3               3               3              9
Other                                                           8              34               7             16
----------------------------------------------------------------------------------------------------------------
Total Expenses:                                               433           3,211             559          7,131
   Less voluntary waivers of
     investment advisory fees                                   -               -             (23)          (342)
   Less expenses reimbursed by
     investment adviser                                      (130)           (501)           (117)          (978)
   Less custodian credits                                       -               -             (23)            (1)
   Net Expenses                                               303           2,710             396          5,810
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         808          25,927           2,305         22,978
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                               (210)        (22,745)            (24)        22,328
   Foreign currency transactions                              707               4               -              -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                              3,291          15,162             748         16,778
   Forward foreign currency contracts                        (152)             17               -              -
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                           25             (20)              -              -
   Net Gains (Losses) on Investments and
     Foreign Currency                                       3,661          (7,582)            724         39,106
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                              $4,469         $18,345          $3,029        $62,084

                                                        SHORT-
                                                     INTERMEDIATE                          U.S.
                                                    U.S. GOVERNMENT     TAX-EXEMPT      GOVERNMENT
AMOUNTS IN THOUSANDS,                                    FUND              FUND            FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                              $5,337         $27,959         $15,035
Dividend income                                                   -               -               -
   Total Investment income                                    5,337          27,959          15,035
---------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                      1,150           4,130           2,636
Administration fees                                             230             826             527
Transfer agent fees                                             153             551             351
Custody and accounting fees                                      65             161             105
Registration fees                                                24              18              22
Printing fees                                                    11              25              14
Professional fees                                                 8              20               7
Trustee fees and expenses                                         3               6               3
Other                                                             9              26               9
---------------------------------------------------------------------------------------------------
Total Expenses:                                               1,653           5,763           3,674
   Less voluntary waivers of
     investment advisory fees                                     -            (275)              -
   Less expenses reimbursed by
     investment adviser                                        (270)           (807)           (511)
   Less custodian credits                                        (3)              -               -
   Net Expenses                                               1,380           4,681           3,163
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         3,957          23,278          11,872
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                3,762          12,002          10,184
   Foreign currency transactions                                  -               -               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                                2,855          17,240          13,674
   Forward foreign currency contracts                             -               -               -
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                              -               -               -
   Net Gains (Losses) on Investments and
     Foreign Currency                                         6,617          29,242          23,858
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                               $10,574         $52,520         $35,730

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 17 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                        CALIFORNIA
                                                   ARIZONA             INTERMEDIATE              CALIFORNIA
                                                 TAX-EXEMPT             TAX-EXEMPT               TAX-EXEMPT
                                                    FUND                   FUND                     FUND

AMOUNTS IN THOUSANDS                          2003        2002        2003        2002        2003        2002
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                        $3,136      $3,183      $3,065      $3,526      $4,990      $5,452
Net realized gains (losses) on
  investments and foreign
  currency transactions                       1,314         820       1,329       1,149       2,823         794
Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and forward foreign
  currency contracts                          3,153      (1,284)      3,022      (2,113)      5,276      (2,535)
Net change in unrealized gain (loss)
  on translations of other assets
  and liabilities denominated in
  foreign currencies                              -           -           -           -           -           -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations            7,603       2,719       7,416       2,562      13,089       3,711
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                    15,057      15,116      17,651      16,059      27,409      18,479
Reinvestment of dividends                     1,465       1,156       1,047         636       1,793         921
Payments for shares redeemed                (13,950)    (12,482)    (24,758)    (19,801)    (35,110)    (19,848)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                          2,572       3,790      (6,060)     (3,106)     (5,908)       (448)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                   (3,136)     (3,183)     (3,065)     (3,526)     (4,990)     (5,452)
From net realized gains                      (1,290)     (1,032)     (1,478)       (641)     (1,952)       (537)
  Total Distributions Paid                   (4,426)     (4,215)     (4,543)     (4,167)     (6,942)     (5,989)
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      5,749       2,294      (3,187)     (4,711)        239      (2,726)
NET ASSETS:
Beginning of year                            76,428      74,134      85,617      90,328     125,335     128,061
End of year                                 $82,177     $76,428     $82,430     $85,617    $125,574    $125,335
---------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS)                  $ -         $ -         $ -         $ -         $ -         $ -

                                                                              FLORIDA
                                                      FIXED                 INTERMEDIATE
                                                      INCOME                 TAX-EXEMPT
                                                       FUND                     FUND

AMOUNTS IN THOUSANDS                              2003        2002        2003        2002
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                           $28,280     $41,776      $1,573      $1,586
Net realized gains (losses) on
  investments and foreign
  currency transactions                          15,544      (2,647)      1,821         283
Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and forward foreign
  currency contracts                             24,230     (16,760)        926        (569)
Net change in unrealized gain (loss)
  on translations of other assets
  and liabilities denominated in
  foreign currencies                                 (4)          -           -           -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations               68,050      22,369       4,320       1,300
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                       160,291     196,778      21,430      16,362
Reinvestment of dividends                         3,360      11,066       1,070         593
Payments for shares redeemed                   (207,194)   (179,848)    (15,649)    (10,637)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                            (43,543)     27,996       6,851       6,318
-------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                      (30,270)    (41,776)     (1,573)     (1,586)
From net realized gains                               -      (7,732)       (748)       (313)
  Total Distributions Paid                      (30,270)    (49,508)     (2,321)     (1,899)
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                         (5,763)        857       8,850       5,719
NET ASSETS:
Beginning of year                               733,501     732,644      47,108      41,389
End of year                                    $727,738    $733,501     $55,958     $47,108
-------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS)                    $(459)      $(153)        $ -         $ -

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                   GLOBAL              HIGH YIELD             HIGH YIELD             INTERMEDIATE
                                                FIXED INCOME          FIXED INCOME             MUNICIPAL              TAX-EXEMPT
                                                    FUND                 FUND                   FUND                     FUND

AMOUNTS IN THOUSANDS                         2003        2002      2003        2002       2003         2002       2003       2002
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $808      $1,010    $25,927     $22,155     $2,305      $1,718     $22,978    $26,048
Net realized gains (losses) on
  investments and foreign
  currency transactions                        497        (924)   (22,741)    (22,185)       (24)       (236)     22,328      6,818
Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and forward foreign
  currency contracts                         3,139        (245)    15,179       5,604        748         201      16,778    (10,440)
Net change in unrealized gain (loss)
  on translations of other assets
  and liabilities denominated in
  foreign currencies                            25           8        (20)          -          -           -           -          -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations           4,469        (151)    18,345       5,574      3,029       1,683      62,084     22,426
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                   10,369      15,221    241,832     196,465     33,920      14,223      70,283    133,668
Reinvestment of dividends                       62         183      5,804       4,562        212         142      15,121      6,940
Payments for shares redeemed               (11,502)     (7,778)  (123,542)   (118,511)   (20,455)     (7,869)   (119,593)  (130,745)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                        (1,071)      7,626    124,094      82,516     13,677       6,496     (34,189)     9,863
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                    (531)     (1,400)   (25,930)    (22,155)    (2,305)     (1,718)    (22,978)   (26,048)
From net realized gains                          -         (86)         -           -          -           -     (14,540)    (5,628)
  Total Distributions Paid                    (531)     (1,486)   (25,930)    (22,155)    (2,305)     (1,718)    (37,518)   (31,676)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     2,867       5,989    116,509      65,935     14,401       6,461      (9,623)       613
NET ASSETS:
Beginning of year                           24,879      18,890    272,110     206,175     37,844      31,383     678,400    677,787
End of year                                $27,746     $24,879   $388,619    $272,110    $52,245     $37,844    $668,777   $678,400
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS)                $476       $(508)       $ -         $(1)       $ -         $ -         $77        $77

                                                   SHORT-
                                                 INTERMEDIATE                                       U.S.
                                               U.S. GOVERNMENT             TAX-EXEMPT            GOVERNMENT
                                                    FUND                      FUND                 FUND

AMOUNTS IN THOUSANDS                           2003        2002       2003        2002        2003        2002
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $3,957      $3,611     $23,278     $23,919     $11,872     $14,975
Net realized gains (losses) on
  investments and foreign
  currency transactions                        3,762       2,288      12,002       3,960      10,184       8,894
Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and forward foreign
  currency contracts                           2,855      (1,818)     17,240      (8,274)     13,674      (8,148)
Net change in unrealized gain (loss)
  on translations of other assets
  and liabilities denominated in
  foreign currencies                               -           -           -           -           -           -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations            10,574       4,081      52,520      19,605      35,730      15,721
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                    174,602     102,025      87,357      42,985      90,418     182,849
Reinvestment of dividends                      2,239       1,752       9,302       1,061      10,830       6,697
Payments for shares redeemed                (100,455)    (73,372)    (97,354)    (56,268)   (100,227)   (196,309)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                          76,386      30,405        (695)    (12,222)      1,021      (6,763)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                    (4,372)     (3,609)    (23,278)    (23,919)    (12,699)    (14,969)
From net realized gains                       (1,756)     (1,693)     (8,435)          -      (9,927)     (5,737)
  Total Distributions Paid                    (6,128)     (5,302)    (31,713)    (23,919)    (22,626)    (20,706)
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      80,832      29,184      20,112     (16,536)     14,125     (11,748)
NET ASSETS:
Beginning of year                            106,121      76,937     529,099     545,635     338,290     350,038
End of year                                 $186,953    $106,121    $549,211    $529,099    $352,415    $338,290
----------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS)                   $(2)       $294        $(67)       $(67)       $424        $712

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 19 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  FINANCIAL HIGHLIGHTS

                                                                                       ARIZONA
                                                                                    TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                              2003          2002          2001        2000(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.46        $10.66        $10.03        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.42          0.43          0.45          0.20
Net realized and unrealized gains (losses)                            0.60         (0.06)         0.63          0.03
  Total Income from Investment Operations                             1.02          0.37          1.08          0.23
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.42)        (0.43)        (0.45)        (0.20)
  From net realized gains                                            (0.18)        (0.14)            -             -
    Total Distributions Paid                                         (0.60)        (0.57)        (0.45)        (0.20)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.88        $10.46        $10.66        $10.03
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       9.87%         3.47%        10.98%         2.43%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                            $82,177       $76,428       $74,134       $66,377
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.12%         1.12%         1.14%         1.23%
  Net investment income, net of waivers and reimbursements            3.85%         4.01%         4.34%         4.28%
  Net investment income, before waivers and reimbursements            3.58%         3.74%         4.05%         3.90%
Portfolio Turnover Rate                                             115.89%        93.29%       101.77%        29.85%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                        CALIFORNIA
                                                                                       INTERMEDIATE
                                                                                      TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                              2003          2002          2001        2000(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.26        $10.44        $10.02        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.37          0.42          0.45          0.20
Net realized and unrealized gains (losses)                            0.54         (0.11)         0.42          0.02
  Total Income from Investment Operations                             0.91          0.31          0.87          0.22
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.37)        (0.42)        (0.45)        (0.20)
  From net realized gains                                            (0.18)        (0.07)            -             -
    Total Distributions Paid                                         (0.55)        (0.49)        (0.45)        (0.20)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.62        $10.26        $10.44        $10.02
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       9.06%         3.00%         8.83%         2.37%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                            $82,430       $85,617       $90,328       $92,470
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.10%         1.11%         1.10%         1.16%
  Net investment income, net of waivers and reimbursements            3.50%         3.98%         4.37%         4.37%
  Net investment income, before waivers and reimbursements            3.25%         3.72%         4.12%         4.06%
Portfolio Turnover Rate                                             136.67%        84.87%        67.51%        31.29%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 21 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                    CALIFORNIA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.79        $10.99        $10.32        $10.89        $10.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.44          0.47          0.47          0.43          0.43
Net realized and unrealized gains (losses)                            0.71         (0.15)         0.67         (0.55)         0.23
  Total Income (Loss) from Investment Operations                      1.15          0.32          1.14         (0.12)         0.66
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.44)        (0.47)        (0.47)        (0.43)        (0.43)
  From net realized gains                                            (0.18)        (0.05)            -         (0.02)        (0.10)
    Total Distributions Paid                                         (0.62)        (0.52)        (0.47)        (0.45)        (0.53)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $11.32        $10.79        $10.99        $10.32        $10.89
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      10.88%         2.87%        11.29%        (0.93)%        6.20%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $125,574      $125,335      $128,061      $123,347       $77,249
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.08%         1.08%         1.08%         1.10%         1.17%
  Net investment income, net of waivers and reimbursements            3.97%         4.24%         4.41%         4.35%         3.87%
  Net investment income, before waivers and reimbursements            3.74%         4.01%         4.18%         4.10%         3.55%
Portfolio Turnover Rate                                             166.17%        73.96%        84.63%        67.91%        62.55%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                       FIXED INCOME FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $9.74        $10.10         $9.62        $10.15        $10.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.37          0.56          0.59          0.54          0.54
Net realized and unrealized gains (losses)                            0.52         (0.17)         0.48         (0.50)            -
  Total Income from Investment Operations                             0.89          0.39          1.07          0.04          0.54
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.40)        (0.56)        (0.59)        (0.54)        (0.54)
  From net realized gains                                                -         (0.19)            -         (0.03)        (0.27)
    Total Distributions Paid                                         (0.40)        (0.75)        (0.59)        (0.57)        (0.81)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.23         $9.74        $10.10         $9.62        $10.15
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       9.27%         3.09%        11.47%         0.57%         5.18%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $727,738      $733,501      $732,644      $643,434      $275,108
Ratio to average net assets of:
  Expenses, net of waivers, reimbursements and credits                0.90%(2)      0.90%         0.90%         0.90%         0.90%
  Expenses, before waivers, reimbursements and credits                1.04%         1.03%         1.04%         1.06%         1.08%
  Net investment income, net of waivers, reimbursements and
    credits                                                           3.70%         5.62%         5.99%         5.66%         5.15%
  Net investment income, before waivers, reimbursements and
    credits                                                           3.56%         5.49%         5.85%         5.50%         4.97%
Portfolio Turnover Rate                                             422.89%       246.52%       226.92%       105.70%        84.85%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $29,000, OR 0.01% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 23 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                FLORIDA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.38        $10.50        $10.07        $10.47        $10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.32          0.38          0.43          0.38          0.39
Net realized and unrealized gains (losses)                            0.60         (0.05)         0.43         (0.37)         0.16
  Total Income from Investment Operations                             0.92          0.33          0.86          0.01          0.55
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.32)        (0.38)        (0.43)        (0.38)        (0.39)
  From net realized gains                                            (0.15)        (0.07)            -         (0.03)        (0.16)
    Total Distributions Paid                                         (0.47)        (0.45)        (0.43)        (0.41)        (0.55)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.83        $10.38        $10.50        $10.07        $10.47
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       9.01%         3.16%         8.68%         0.30%         5.38%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                              $55,958       $47,108       $41,389       $41,976       $37,121
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.18%         1.23%         1.21%         1.24%         1.29%
  Net investment income, net of waivers and reimbursements            3.00%         3.57%         4.16%         3.84%         3.67%
  Net investment income, before waivers and reimbursements            2.67%         3.19%         3.80%         3.45%         3.23%
Portfolio Turnover Rate                                             258.98%       155.55%       169.70%       133.01%        57.98%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                    GLOBAL FIXED INCOME FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $9.13         $9.62         $9.56        $10.38         $9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                          0.31          0.33          0.64         (0.25)         0.38
Net realized and unrealized gains (losses)                            1.36         (0.31)        (0.49)        (0.28)         0.58
  Total Income (Loss) from Investment Operations                      1.67          0.02          0.15         (0.53)         0.96
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.21)        (0.48)        (0.09)            -         (0.32)
  From net realized gains                                                -         (0.03)            -             -         (0.07)
  In excess of net investment income                                     -             -             -         (0.29)            -
  In excess of net realized gains                                        -             -             -             -         (0.04)
    Total Distributions Paid                                         (0.21)        (0.51)        (0.09)        (0.29)        (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.59         $9.13         $9.62         $9.56        $10.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      18.41%         0.01%         1.54%        (5.11)%        9.68%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                              $27,746       $24,879       $18,890       $19,130       $14,285
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         1.15%         1.15%         1.15%         1.15%         1.15%
  Expenses, before waivers and reimbursements                         1.64%         1.69%         1.74%         1.81%         1.96%
  Net investment income, net of waivers and reimbursements            3.07%         4.08%         4.26%         4.06%         4.69%
  Net investment income, before waivers and reimbursements            2.58%         3.54%         3.67%         3.40%         3.88%
Portfolio Turnover Rate                                             146.28%       296.89%       297.11%        90.69%        16.49%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 25 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                   HIGH YIELD FIXED INCOME FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000         1999(3)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $7.84         $8.42         $9.30        $10.10        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.64          0.76          0.95          0.85          0.11
Net realized and unrealized gains (losses)                           (0.28)        (0.58)        (0.88)        (0.79)         0.08
  Total Income from Investment Operations                             0.36          0.18          0.07          0.06          0.19
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.64)        (0.76)        (0.95)        (0.86)        (0.09)
    Total Distributions Paid                                         (0.64)        (0.76)        (0.95)        (0.86)        (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $7.56         $7.84         $8.42         $9.30        $10.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       5.10%         2.28%         0.77%         0.80%         2.06%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                           $388,619      $272,110      $206,175      $165,510       $40,864
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                         0.90%         0.90%         0.90%         0.90%         0.90%
  Expenses, before waivers and reimbursements                         1.07%         1.07%         1.06%         1.12%         2.18%
  Net investment income, net of waivers and reimbursements            8.61%         9.35%        10.71%         9.55%         6.78%
  Net investment income, before waivers and reimbursements            8.44%         9.18%        10.55%         9.33%         5.50%
Portfolio Turnover Rate                                             138.79%       125.63%       159.35%        87.92%         0.00%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                     HIGH YIELD MUNICIPAL FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000         1999(4)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $9.16         $9.15         $9.01        $10.01        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.46          0.48          0.49          0.44          0.05
Net realized and unrealized gains (losses)                            0.20          0.01          0.14         (0.99)            -
  Total Income (Loss) from Investment Operations                      0.66          0.49          0.63         (0.55)         0.05
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.46)        (0.48)        (0.49)        (0.45)        (0.04)
    Total Distributions Paid                                         (0.46)        (0.48)        (0.49)        (0.45)        (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.36         $9.16         $9.15         $9.01        $10.01
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       7.36%         5.49%         7.14%        (5.40)%        0.57%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                            $52,245       $37,844       $31,383       $21,118       $10,033
Ratio to average net assets of:(2)
  Expenses, net of waivers, reimbursements and credits                0.85%(3)      0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers, reimbursements and credits                1.20%         1.20%         1.34%         1.46%         5.60%
  Net investment income, net of waivers, reimbursements and
    credits                                                           4.95%         5.24%         5.35%         5.12%         2.92%
  Net investment income, before waivers, reimbursements and
    credits                                                           4.60%         4.89%         4.86%         4.51%        (1.83)%
Portfolio Turnover Rate                                              29.13%        38.53%        14.57%        21.69%         0.00%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) THE NET EXPENSE RATIO INCLUDES CUSTODIAN CREDITS OF APPROXIMATELY $23,000, OR 0.05% OF AVERAGE NET ASSETS. ABSENT THE CUSTODIAN CREDIT ARRANGEMENT, EXPENSE REIMBURSEMENT WOULD HAVE BEEN INCREASED BY A CORRESPONDING AMOUNT.
(4) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 27 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                   INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.26        $10.40         $9.93        $10.36        $10.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.36          0.39          0.42          0.39          0.39
Net realized and unrealized gains (losses)                            0.61         (0.06)         0.47         (0.42)         0.11
  Total Income (Loss) from Investment Operations                      0.97          0.33          0.89         (0.03)         0.50
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.36)        (0.39)        (0.42)        (0.39)        (0.39)
  From net realized gains                                            (0.23)        (0.08)            -         (0.01)        (0.11)
    Total Distributions Paid                                         (0.59)        (0.47)        (0.42)        (0.40)        (0.50)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.64        $10.26        $10.40         $9.93        $10.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       9.61%         3.30%         9.13%        (0.14)%        4.88%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $668,777      $678,400      $677,787      $679,271      $344,789
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.04%         1.05%         1.04%         1.06%         1.06%
  Net investment income, net of waivers and reimbursements            3.36%         3.79%         4.12%         4.03%         3.76%
  Net investment income, before waivers and reimbursements            3.17%         3.59%         3.93%         3.82%         3.55%
Portfolio Turnover Rate                                             278.90%       162.34%        91.52%        68.69%        54.03%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                 SHORT-INTERMEDIATE
                                                                                U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001         2000(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.16        $10.27         $9.89        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.29          0.42          0.56          0.27
Net realized and unrealized gains (losses)                            0.51          0.08          0.38         (0.11)
  Total Income from Investment Operations                             0.80          0.50          0.94          0.16
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.31)        (0.42)        (0.56)        (0.27)
  From net realized gains                                            (0.10)        (0.19)            -             -
    Total Distributions Paid                                         (0.41)        (0.61)        (0.56)        (0.27)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.55        $10.16        $10.27         $9.89
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                       7.91%         4.89%         9.71%         1.76%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                           $186,953      $106,121       $76,937       $63,468
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                         0.90%         0.90%         0.90%         0.90%
  Expenses, before waivers and reimbursements                         1.08%         1.12%         1.13%         1.24%
  Net investment income, net of waivers and reimbursements            2.58%         3.98%         5.50%         5.66%
  Net investment income, before waivers and reimbursements            2.40%         3.76%         5.27%         5.32%
Portfolio Turnover Rate                                             232.91%       223.09%       163.91%        45.44%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 29 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                         TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.49        $10.58         $9.99        $10.63        $10.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.46          0.47          0.48          0.45          0.45
Net realized and unrealized gains (losses)                            0.59         (0.09)         0.59         (0.62)         0.13
  Total Income (Loss) from Investment Operations                      1.05          0.38          1.07         (0.17)         0.58
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.46)        (0.47)        (0.48)        (0.45)        (0.45)
  From net realized gains                                            (0.17)            -             -         (0.02)        (0.23)
    Total Distributions Paid                                         (0.63)        (0.47)        (0.48)        (0.47)        (0.68)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.91        $10.49        $10.58         $9.99        $10.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      10.17%         3.60%        11.00%        (1.50)%        5.47%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $549,211      $529,099      $545,635      $522,450      $227,823
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.85%         0.85%         0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                         1.05%         1.04%         1.04%         1.07%         1.08%
  Net investment income, net of waivers and reimbursements            4.23%         4.39%         4.71%         4.63%         4.13%
  Net investment income, before waivers and reimbursements            4.03%         4.20%         4.52%         4.41%         3.90%
Portfolio Turnover Rate                                             208.04%       134.33%       117.75%       118.69%       140.39%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENTS OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                       U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                                             2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.15        $10.29         $9.72        $10.05        $10.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.36          0.44          0.51          0.47          0.50
Net realized and unrealized gains (losses)                            0.71          0.03          0.57         (0.32)         0.10
  Total Income from Investment Operations                             1.07          0.47          1.08          0.15          0.60
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.38)        (0.44)        (0.51)        (0.47)        (0.49)
  From net realized gains                                            (0.30)        (0.17)            -         (0.01)        (0.26)
    Total Distributions Paid                                         (0.68)        (0.61)        (0.51)        (0.48)        (0.75)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $10.54        $10.15        $10.29         $9.72        $10.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      10.73%         4.65%        11.36%         1.67%         6.01%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $352,415      $338,290      $350,038      $348,741      $268,242
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.90%         0.90%         0.90%         0.90%         0.90%
  Expenses, before waivers and reimbursements                         1.05%         1.05%         1.05%         1.07%         1.07%
  Net investment income, net of waivers and reimbursements            3.38%         4.29%         5.08%         4.83%         4.73%
  Net investment income, before waivers and reimbursements            3.23%         4.14%         4.93%         4.66%         4.56%
Portfolio Turnover Rate                                             177.76%       150.25%       100.55%        30.56%       123.75%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 31 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  ARIZONA TAX-EXEMPT FUND

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.5%
ARIZONA - 92.8%
   Arizona Health Facilities Authority
     Hospital System Revenue Refunding
     Bonds, St. Lukes Health System,
     Prerefunded,
     7.25%, 11/1/03                                                  $815           $852
   Arizona School Facilities Board Revenue
     Bonds, State School Improvement,
     5.25%, 7/1/16                                                  3,000          3,312
     5.25%, 7/1/18                                                  2,845          3,097
   Arizona State COP, Series A
     (MBIA Insured),
     4.90%, 11/1/16                                                   380            404
     5.00%, 11/1/20                                                   700            731
   Arizona State Transportation Board
     Highway Revenue Bonds, Prerefunded,
     5.75%, 7/1/09                                                  2,390          2,783
   Arizona State Transportation Board
     Highway Revenue Bonds, Series B,
     5.25%, 7/1/17                                                  1,500          1,640
   Arizona State University Revenue Bonds
     (FGIC Insured),
     5.50%, 7/1/16                                                  1,620          1,824
     5.50%, 7/1/20                                                  2,160          2,372
   Avondale Municipal Development Corp.
     Excise TRB (FGIC Insured),
     5.00%, 7/1/18                                                    650            689
   Chandler Street & Highway User Revenue
     Bonds (MBIA Insured),
     5.13%, 7/1/15                                                  2,000          2,161
   Chandler Water & Sewerage Revenue
     Bonds (MBIA Insured),
     7.25%, 7/1/09                                                    240            297
   Gilbert Refunding G.O. Bonds
     (FGIC Insured),
     5.75%, 7/1/13                                                    560            656
     5.75%, 7/1/14                                                    925          1,089
   Glendale IDA Revenue Bonds, Series A,
     Midwestern University,
     4.25%, 5/15/05                                                   375            390
     4.50%, 5/15/06                                                   390            411
     4.63%, 5/15/07                                                   410            434
     4.75%, 5/15/08                                                   425            451
   Maricopa County School District No. 28
     Capital Appreciation G.O. Refunding
     Bonds, Series B, Kyrene Elementary
     School (FGIC Insured),
     0.00%, 1/1/04                                                 $1,500         $1,488
   Maricopa County School District No. 28
     G.O. Bonds, Series B, Kyrene
     Elementary School (FGIC Insured),
     Prerefunded,
     6.00%, 7/1/04                                                  1,070          1,134
   Maricopa County School District No. 8
     Osborn G.O. Bonds, Series A
     (FGIC Insured),
     5.88%, 7/1/14                                                    705            788
   Maricopa County School District No. 8
     Osborn G.O. Bonds, Series A
     (FGIC Insured), Prerefunded,
     5.88%, 7/1/06                                                  1,295          1,476
   Maricopa County School District No. 8
     Osborn G.O. Refunding Bonds, Bank
     Qualified (FGIC Insured),
     4.70%, 7/1/14                                                  1,000          1,082
   Maricopa County Unified School District
     No. 11 Peoria G.O. Bonds, Unified
     Project of 1991, Prerefunded,
     5.50%, 7/1/05                                                  1,000          1,100
   Maricopa County Unified School District
     No. 80 Chandler Capital Appreciation
     G.O. Refunding Bonds
     (FGIC Insured),
     0.00%, 7/1/09                                                  1,000            816
   Maricopa County Unified School District
     No. 97 Deer Valley G.O. Bonds, Series
     B, School Improvement Project
     (MBIA Insured),
     4.00%, 7/1/13                                                  1,000          1,024
   Mesa IDA Student Housing Revenue
     Bonds, Series A, ASU East/Maricopa
     College,
     6.00%, 7/1/32                                                  2,000          2,005
   Mesa Street & Highway Revenue Bonds
     (FGIC Insured),
     5.50%, 7/1/16                                                    750            868
     5.00%, 7/1/17                                                    850            932
     5.00%, 7/1/18                                                    810            882

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.5% - CONTINUED
ARIZONA - 92.8% - (CONTINUED)
   Mesa Utilities System Revenue Bonds
     (FGIC Insured), Prerefunded,
     5.00%, 7/1/09                                                   $930         $1,043
     5.00%, 7/1/09                                                  1,000          1,122
   Mesa Utility Systems Revenue Bonds
     (FGIC Insured),
     5.00%, 7/1/19                                                  1,000          1,082
   Mohave County Union High School
     District No. 30 Mohave G.O. Unlimited
     Bonds, Series B (FGIC Insured),
     8.50%, 7/1/05                                                  1,000          1,152
   Northern Arizona University Revenue
     Bonds, Systems (FGIC Insured),
     5.13%, 6/1/19                                                    785            834
     5.13%, 6/1/20                                                    770            814
     5.00%, 6/1/30                                                    500            509
   Phoenix Civic Improvement Corp. Excise
     TRB, Series A, Senior Lien,
     Municipal Courthouse Project,
     5.75%, 7/1/15                                                  1,325          1,516
   Phoenix Civic Improvement Corp.
     Municipal Facilities Subordinate
     Excise TRB (FGIC Insured),
     5.75%, 7/1/15                                                  1,000          1,144
   Phoenix Civic Improvement Corp.
     Wastewater System Revenue Bonds,
     Junior Lien (FGIC Insured),
     Prerefunded,
     6.25%, 7/1/10                                                  1,000          1,206
   Phoenix Civic Improvement Corp. Water
     System Revenue Bonds, Junior Lien,
     (FGIC Insured),
     5.50%, 7/1/17                                                  2,500          2,787
   Phoenix Civic Plaza Building Corp.
     Excise TRB, Senior Lien,
     5.70%, 7/1/07                                                  1,160          1,276
   Phoenix G.O. Bonds,
     4.50%, 7/1/22                                                  1,000            986
   Phoenix G.O. Bonds,
     Series B, Various Purpose,
     5.38%, 7/1/20                                                  1,000          1,088
   Phoenix G.O. Refunding Bonds,
     Series A,
     4.50%, 7/1/15                                                  1,500          1,551
   Phoenix G.O. Refunding Bonds,
     Series B,
     4.50%, 7/1/20                                                 $1,100         $1,105
   Phoenix Street & Highway User Revenue
     Refunding Bonds, Junior Lien,
     4.60%, 7/1/11                                                    355            377
   Pima County G.O. Bonds
     (FSA Insured),
     4.00%, 7/1/14                                                    750            761
   Pima County Unified School District No.
     10 Amphitheater G.O. Bonds, Series E,
     School Improvement Project,
     6.50%, 7/1/05                                                  1,900          2,099
   Pima County Unified School District No.
     12 Sunnyside G.O. Bonds
     (FGIC Insured), Prerefunded,
     5.75%, 7/1/09                                                  2,000          2,329
   Pima County Unified School District No. 6
     Marana G.O. Refunding Bonds
     (FGIC Insured),
     5.40%, 7/1/14                                                  1,300          1,446
   Prescott Valley Municipal Property Corp.
     Municipal Facilities Revenue Bonds
     (FGIC Insured),
     5.00%, 1/1/16                                                    580            628
     5.00%, 1/1/18                                                    735            783
     5.00%, 1/1/19                                                    830            878
   Salt River Project Agricultural
     Improvement & Power District
     Electrical Systems Revenue Bonds,
     Series C,
     5.00%, 1/1/16                                                    830            865
   Salt River Project Agricultural
     Improvement & Power District
     Electrical Systems Revenue Bonds,
     Series C, Prerefunded,
     5.00%, 1/1/04                                                  3,170          3,326
   Salt River Project Agricultural
     Improvement & Power District
     Revenue Bonds, Series B,
     Partially Prerefunded,
     5.25%, 1/1/19                                                     45             46
   Salt River Project Agricultural
     Improvement & Power District
     Revenue Refunding Bonds, Series C,
     4.90%, 1/1/08                                                    605            633

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 33 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  ARIZONA TAX-EXEMPT FUND (CONTINUED)

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.5% - CONTINUED
ARIZONA - 92.8% - (CONTINUED)
   Salt River Project Agricultural
     Improvement & Power District
     Revenue Refunding Bonds, Series C,
     Prerefunded,
     4.90%, 1/1/04                                                   $395           $414
   Santa Cruz County Unified School District
     No. 1 Nogales G.O. Bonds,
     Series B, Bank Qualified
     (AMBAC Insured), Prerefunded,
     6.10%, 7/1/04                                                  1,000          1,062
   Scottsdale G.O. Refunding Bonds,
     5.00%, 7/1/16                                                  1,500          1,666
   Scottsdale Preservation Authority
     Excise TRB (FGIC Insured),
     6.00%, 7/1/10                                                    370            430
   Tempe Excise Tax Revenue
     Refunding Bonds,
     5.25%, 7/1/18                                                  1,000          1,090
   Tucson G.O. Bonds,
     Series B,
     5.00%, 7/1/20                                                    995          1,037
----------------------------------------------------------------------------------------
                                                                                  76,273
----------------------------------------------------------------------------------------
PUERTO RICO - 4.7%
   Puerto Rico Commonwealth
     Infrastructure Financing Authority
     Special Obligation Bonds, Series A,
     Escrowed to Maturity,
     5.50%, 10/1/20                                                 2,500          2,762
     5.50%, 10/1/40                                                 1,000          1,081
----------------------------------------------------------------------------------------
                                                                                   3,843
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $74,467)                                                                    80,116

                                                                   NUMBER         VALUE
                                                                 OF SHARES        (000S)
OTHER - 0.5%
   AIM Tax Exempt Cash Reserve Fund                               423,092            423
   Dreyfus Tax-Exempt Cash
     Management Fund                                                2,602              3
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $426)                                                                          426

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
SHORT-TERM INVESTMENT - 0.9%
   Pima County IDA Refunding VRDB,
     Eastside Place Apartments,
     1.15%, 4/3/03                                                   $700           $700
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------
(COST $700)                                                                          700

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
----------------------------------------------------------------------------------------
(COST $75,593)                                                                    81,242
   Other Assets less Liabilities - 1.1%                                              935
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $82,177

At March 31, 2003, the Arizona Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                         PERCENTAGE
Education                                      7.9%
Facilities                                     7.7
General Obligation                            12.2
Higher Education                              12.4
Power                                          6.5
School District                               20.9
Transportation                                11.9
Utilities                                      5.9
All other sectors less than 5%                14.6
--------------------------------------------------
Total                                        100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.3%
CALIFORNIA - 93.1%
   Arcade Water District Revenue COP
     (FGIC Insured),
     5.00%, 11/1/17                                                $1,000         $1,051
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                                  1,000          1,077
   California State Department of Water
     Resources Water Revenue Refunding
     Bonds, Central Valley Project,
     (MBIA-IBC Insured),
     5.50%, 12/1/10                                                 1,165          1,345
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A (MBIA Insured),
     5.25%, 5/1/12                                                  1,425          1,599
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/08                                                  3,650          4,075
     5.50%, 5/1/09                                                  1,000          1,116
   California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/19                                                  1,000          1,021
   California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Department of Corrections State Prisons
     (AMBAC Insured),
     5.25%, 12/1/13                                                 1,350          1,529
   California State Public Works Board Lease
     Revenue Refunding Bonds, Series A,
     Trustees California State University,
     5.25%, 10/1/14                                                 3,545          3,761
   California State RAN, Series A,
     2.50%, 6/20/03                                                 2,100          2,107
   California Statewide Communities
     Development Authority Student Housing
     Revenue Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.00%, 8/1/12                                                  1,775          1,888
   California Statewide Communities
     Development Authority Revenue COP,
     John Muir/Mount Diablo Health System
     (MBIA Insured),
     5.50%, 8/15/12                                                 4,030          4,621
   Contra Costa County Home Mortgage
     Revenue Bonds, GNMA Mortgage
     Backed Securities Program
     (Colld. by GNMA), Escrowed to Maturity,
     7.50%, 5/1/14                                                 $1,000         $1,328
   Duarte Redevelopment Agency SFM
     Revenue Refunding Bonds, Series B,
     Mortgage Backed Securities Program
     (Colld. by FNMA), Escrowed to Maturity,
     6.88%, 10/1/11                                                   950          1,193
   East Bay Regional Park District
     G.O. Refunding Bonds,
     5.00%, 9/1/17                                                    250            261
   Franklin-McKinley School District
     G.O. Refunding Bonds
     (FGIC Insured),
     4.50%, 7/1/08                                                    625            686
     4.50%, 7/1/09                                                    660            721
   Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/18                                                  1,350          1,481
     5.38%, 8/1/19                                                    625            681
   Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                                 2,000          2,368
   Kern Community College District
     G.O. Bonds, Series A, Safety Repair &
     Improvement (FGIC Insured),
     5.00%, 11/1/12                                                   915          1,024
   Los Angeles County Metropolitan
     Transportation Authority Sales Tax
     Revenue Refunding Bonds,
     Property A-First Tier Senior
     (FSA Insured),
     Series A,
     5.00%, 7/1/10                                                  1,000          1,117
     Series B,
     4.75%, 7/1/15                                                  1,250          1,315
     4.75%, 7/1/16                                                    850            889
   Los Angeles Department of Water &
     Power Electric Plant Revenue
     Refunding Bonds,
     6.10%, 2/15/17                                                   505            545

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 35 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.3% - CONTINUED
CALIFORNIA - 93.1% - (CONTINUED)
   Los Angeles Department of Water &
     Power Electric Plant Revenue Bonds,
     Prerefunded,
     6.10%, 2/15/05                                                $1,495         $1,643
   Los Angeles Department of Water &
     Power Waterworks Revenue Bonds,
     Series B (MBIA Insured),
     5.00%, 7/1/07                                                    750            837
   Los Angeles Unified School District
     G.O. Bonds, Series A
     (MBIA Insured),
     5.50%, 7/1/15                                                  1,000          1,141
   Los Angeles Unified School District
     G.O. Bonds, Series E,
     Election of 1997 (MBIA Insured)
     5.50%, 7/1/16                                                  1,060          1,191
   Los Angeles Water & Power Revenue
     Refunding Bonds, Series A-A-1, Power
     System Project,
     5.25%, 7/1/04                                                  2,000          2,100
   Metropolitan Water District of Southern
     California Waterworks Revenue Bonds,
     Series A, Prerefunded,
     5.50%, 7/1/09                                                  1,350          1,579
   Modesto High School District-Stanislaus
     County Capital Appreciation G.O. Bonds,
     Series A
     (FGIC Insured),
     0.00%, 8/1/14                                                  5,940          3,615
   Mountain View California Refunding COP,
     Revitalization Authority (MBIA Insured),
     6.00%, 10/1/16                                                   850            946
   Oakland Joint Powers Financing Authority
     Lease Revenue Bonds, Oakland
     Administration Buildings
     (AMBAC Insured),
     5.38%, 8/1/10                                                  1,070          1,199
   Orange County Water District COP,
     Series B (MBIA Insured),
     5.38%, 8/15/18                                                 1,000          1,106
   Palmdale Civic Authority Revenue Bonds,
     Series A, Merged Redevelopment
     Project, Prerefunded,
     6.60%, 9/1/04                                                    250            274
   Sacramento County Sanitation District
     Financing Authority Revenue Crossover
     Bonds, Series A,
     5.60%, 12/1/16                                                $1,500         $1,641
     5.75%, 12/1/18                                                 1,250          1,378
   San Diego Unified School District COP,
     Series B, Capital Projects,
     Escrowed to Maturity,
     6.00%, 7/1/03                                                  1,500          1,512
   San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds, Second
     Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                                    500            523
   San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                                   700            788
   San Francisco City & County Public
     Utilities Commission Clean Water
     Revenue Refunding Bonds, Series A
     (MBIA Insured),
     4.00%, 10/1/11                                                   545            569
   San Gabriel Unified School District
     G.O. Bonds, Series A
     (FSA Insured),
     5.38%, 8/1/18                                                  1,555          1,709
   San Marcos PFA Capital Appreciation
     Custom Receipts Revenue Bonds,
     Escrowed to Maturity,
     0.00%, 7/1/11                                                  1,000            738
   Santa Clara County Financing Authority
     Revenue Bonds, Measure B
     Transportation Improvement Program,
     5.00%, 8/1/06                                                  1,500          1,633
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A, Subregional
     Wastewater Project (FGIC Insured),
     4.75%, 9/1/16                                                  1,000          1,035
   Southern California Public Power Authority
     Capital Appreciation Subordinate
     Revenue Refunding Bonds, Southtran
     Transmission Project,
     0.00%, 7/1/14                                                  1,000            604

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 97.3% - CONTINUED
CALIFORNIA - 93.1% - (CONTINUED)
   Southern California Public Power Authority
     Power Project Revenue Bonds,
     6.75%, 7/1/12                                                 $2,100         $2,590
   Southern California Public Power Authority
     Revenue Bonds, Series A-2003-1,
     Magnolia Power Project
     (AMBAC Insured),
     5.13%, 7/1/15                                                  1,000          1,104
   Stockton-East Water District COP, Series
     A, 1975 & 1990 Project (FGIC Insured),
     5.00%, 4/1/21                                                    580            604
   Turlock Irrigation District Revenue
     Refunding Bonds, Series A,
     6.00%, 1/1/20                                                  2,250          2,253
   Union Elementary School District Capital
     Appreciation G.O. Bonds, Series A,
     0.00%, 9/1/03                                                    715            711
   Upland Unified School District Capital
     Appreciation G.O. Bonds, Series B,
     Election of 2000 (FSA Insured),
     0.00%, 8/1/08                                                    680            711
     0.00%, 8/1/09                                                    715            746
   Washington Township Healthcare District
     Revenue Bonds,
     4.25%, 7/1/05                                                    100            105
     4.50%, 7/1/07                                                  1,005          1,077
     5.00%, 7/1/09                                                    250            272
----------------------------------------------------------------------------------------
                                                                                  76,733
----------------------------------------------------------------------------------------
PUERTO RICO - 2.9%
   Puerto Rico Commonwealth
     G.O. Refunding Bonds, Public
     Improvement Project,
     5.00%, 7/1/06                                                  1,000          1,093
   Puerto Rico Commonwealth Highway &
     Transportation Authority Highway
     Revenue Bonds, Series X, Permanent
     Fixed Option Receipts,
     5.20%, 7/1/03                                                  1,300          1,313
----------------------------------------------------------------------------------------
                                                                                   2,406
----------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.3%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Notes,
     5.63%, 10/1/10                                                $1,000         $1,084
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $74,926)                                                                    80,223

                                                                  NUMBER OF       VALUE
                                                                   SHARES         (000S)
OTHER - 0.1%
   Federated California Municipal Cash
     Trust                                                         63,644             64
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $64)                                                                            64

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
SHORT-TERM INVESTMENTS - 5.6%
   California State Department of Water
     Resources VRDB, Series B-1
     (Bank of New York LOC),
     1.20%, 4/1/03                                                   $300            300
   Los Angeles Department of Water &
     Power Waterworks Revenue VRDB,
     Subseries B-1,
     1.15%, 4/3/03                                                  2,700          2,700
   Ontario Industrial Development Authority
     Revenue VRDB, L.D. Brinkman & Co.
     (Bank of America N.A. LOC),
     1.20%, 4/1/03                                                  1,600          1,600
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $4,600)                                                                      4,600

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.0%
----------------------------------------------------------------------------------------
(COST $79,590)                                                                    84,887
   Liabilities less Other Assets - (3.0)%                                         (2,457)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $82,430

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 37 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

At March 31, 2003, the California Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                         PERCENTAGE
Facilities                                     5.5%
General Obligation                            10.0
Higher Education                               6.7
Medical                                        7.2
Power                                         18.5
School District                               15.0
Transportation                                 7.4
Utilities                                      9.8
Water                                          8.4
Short-Term Investments                         5.4
All other sectors less than 5%                 6.1
--------------------------------------------------
Total                                        100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  CALIFORNIA TAX-EXEMPT FUND

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 98.2%
CALIFORNIA - 92.4%
   ABAG Finance Authority for Nonprofit
     Corps. COP, Channing House,
     4.65%, 2/15/06                                                  $390           $409
   Alameda County Water District Revenue
     Refunding Bonds (MBIA Insured),
     4.75%, 6/1/20                                                  2,000          2,036
   Anaheim PFA Tax Allocation Revenue
     Bonds, Series A, Redevelopment Project
     (MBIA Insured),
     5.25%, 2/1/18                                                    250            270
   Aztec Shops Ltd. Auxiliary Organization
     Student Housing Revenue Bonds,
     San Diego State University,
     6.00%, 9/1/31                                                  2,000          2,072
   Beverly Hills Unified School District
     G.O. Bonds, Series A,
     5.38%, 8/1/19                                                  1,370          1,495
   California Educational Facilities Authority
     Capital Appreciation Revenue Bonds,
     Loyola Marymount (MBIA Insured),
     Prerefunded,
     0.00%, 10/1/09                                                 7,870          1,843
   California Health Facilities Finance
     Authority Revenue Refunding Bonds,
     Series A, Cedars-Sinai Medical Center,
     6.13%, 12/1/19                                                 3,350          3,635
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Clean Water State Revolving Fund,
     4.00%, 10/1/10                                                 1,000          1,058
   California Infrastructure & Economic
     Development Bank Revenue Bonds,
     Series A, Scripps Research Institute,
     5.75%, 7/1/30                                                    250            269
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/08                                                  2,500          2,791
     5.50%, 5/1/09                                                    500            558
     5.50%, 5/1/10                                                  3,500          3,906
   California State G.O. Refunding Bonds
     (FGIC Insured),
     4.75%, 2/1/29                                                 $1,000           $985
   California State G.O. Refunding Bonds,
     4.38%, 10/1/17                                                 1,390          1,362
   California State Public Works Board Lease
     Revenue Bonds, Series A, Department
     of Corrections (AMBAC Insured),
     5.50%, 1/1/14                                                  1,300          1,432
   California State Public Works Board Lease
     Revenue Refunding Bonds, Series B,
     Various Community College Project
     (AMBAC Insured),
     5.63%, 3/1/16                                                  1,000          1,108
   California State University Foundation
     Revenue Bonds, Series A,
     Sacramento Auxiliary (MBIA Insured),
     5.50%, 10/1/27                                                   500            535
     5.50%, 10/1/32                                                   500            534
   California Statewide Communities
     Development Authority Student Housing
     Revenue Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.63%, 8/1/34                                                  1,500          1,538
   California Statewide Community
     Development Corp. COP,
     J. Paul Getty Trust,
     5.00%, 10/1/10                                                 1,000          1,068
   Calleguas-Las Virgines PFA Revenue
     Refunding Bonds, Series B,
     Calleguas Municipal Water District
     (MBIA Insured),
     5.25%, 7/1/17                                                  2,430          2,677
   Centinela Valley Union High School District
     G.O. Bonds, Series D,
     Election 2000 (FGIC Insured),
     4.70%, 8/1/21                                                    415            421

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 39 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 98.2% - CONTINUED
CALIFORNIA - 92.4% - (CONTINUED)
   Ceres Unified School District G.O. Bonds,
     Series A (FGIC Insured),
     5.00%, 8/1/19                                                   $700           $735
   Dinuba Unified School District G.O. Bonds,
     Series A (FGIC Insured),
     4.65%, 8/1/18                                                    645            668
     4.75%, 8/1/19                                                    710            735
     4.80%, 8/1/20                                                    780            805
   Dry Creek Joint Elementary School District
     Capital Appreciation G.O. Bonds,
     Series A (FSA Insured),
     0.00%, 8/1/09                                                    400            324
   East Bay Regional Park District
     G.O. Refunding Bonds,
     5.00%, 9/1/17                                                  2,250          2,350
   Escondido Union High School District
     G.O. Bonds (MBIA Insured), Escrowed
     to Maturity,
     5.60%, 11/1/09                                                   150            167
   Escondido Union School District
     G.O. Bonds, Series A
     (FSA Insured),
     5.25%, 8/1/23                                                  1,035          1,090
   Eureka Unified School District G.O. Bonds
     (FSA Insured),
     5.25%, 8/1/23                                                  1,610          1,703
   Evergreen School District G.O
     Refunding Bonds
     (FSA Insured),
     4.50%, 9/1/19                                                    500            505
   Fillmore Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (FGIC Insured),
     0.00%, 7/1/10                                                    515            394
   Folsom G.O. Bonds, Series D,
     School Facilities Project (FGIC Insured),
     5.70%, 8/1/13                                                    200            230
   Foothill/Eastern Transportation Corridor
     Agency Toll Road Senior Lien Capital
     Appreciation Revenue Bonds, Series A,
     Escrowed to Maturity,
     0.00%, 1/1/05                                                    375            365
   Fremont-Newark Community College
     District G.O. Bonds, Series A
     (MBIA Insured),
     5.38%, 8/1/19                                                    750            818
   Imperial Irrigation District COP,
     Electric Systems Project,
     6.50%, 11/1/07                                                $1,600         $1,895
   Imperial Irrigation District Refunding COP,
     Electric Systems Project
     (MBIA Insured),
     5.20%, 11/1/09                                                   200            227
   Jurupa Unified School District Capital
     Appreciation G.O. Bonds (FGIC Insured),
     0.00%, 8/1/23                                                  1,470            505
   Lemoore Union High School District
     G.O. Bonds (AMBAC Insured),
     6.00%, 1/1/12                                                    200            237
   Los Angeles County Metropolitan
     Transportation Authority Sales Tax
     Revenue Bonds, Series B,
     Property A-First Tier (FSA Insured),
     4.75%, 7/1/15                                                  1,750          1,841
     4.75%, 7/1/16                                                  1,150          1,202
   Los Angeles Department of Water &
     Power Electric Plant Revenue Bonds,
     6.10%, 2/15/17                                                   380            410
   Los Angeles Department of Water &
     Power Electric Plant Revenue Bonds,
     Prerefunded,
     6.10%, 2/15/05                                                 1,120          1,231
   Los Angeles Department of Water &
     Power Electric Plant Revenue Refunding
     Bonds, Second Issue (MBIA Insured),
     4.75%, 11/15/19                                                1,500          1,516
   Los Angeles Harbor Department Revenue
     Bonds, Escrowed to Maturity,
     7.60%, 10/1/18                                                    40             51
   Los Angeles Unified School District
     G.O. Bonds, Series A
     (FGIC Insured),
     6.00%, 7/1/15                                                    450            540
   Los Angeles Unified School District
     G.O. Bonds, Series A
     (MBIA Insured),
     5.50%, 7/1/15                                                  2,000          2,283
     5.38%, 7/1/17                                                  2,000          2,229

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 98.2% - CONTINUED
CALIFORNIA - 92.4% - (CONTINUED)
   Los Angeles Water & Power Revenue
     Bonds, Series A-A-1, Power System
     Project,
     5.25%, 7/1/04                                                 $1,000         $1,050
   Metropolitan Water District of Southern
     California Waterworks Revenue
     Refunding Bonds, Series B
     (MBIA Insured),
     4.75%, 7/1/21                                                  1,000          1,004
   Metropolitan Water District of Southern
     California Waterworks Revenue Bonds,
     Series A, Prerefunded,
     5.50%, 7/1/09                                                  2,000          2,339
   Mid Peninsula Regional Open Space
     District G.O. Refunding Bonds,
     7.00%, 9/1/14                                                  2,500          2,738
   Modesto Irrigation District Refunding COP,
     Series B, Capital Improvements
     Projects,
     5.30%, 7/1/22                                                  1,895          1,896
   Monrovia Unified School District Capital
     Appreciation G.O. Bonds, Series A
     (MBIA Insured),
     0.00%, 8/1/10                                                    720            550
   Newark Unified School District Capital
     Appreciation G.O. Bonds, Series D,
     Election of 1997 (FSA Insured),
     0.00%, 8/1/15                                                  1,000            574
   Oakdale Joint Unified School District
     G.O. Bonds, Series A,
     Election of 2002 (MBIA Insured),
     4.63%, 8/1/20                                                    400            406
   Oakland G.O. Bonds, Measure I
     (FGIC Insured),
     5.60%, 12/15/14                                                  200            226
   Oakland Redevelopment Agency
     Subordinate Tax Allocation Bonds,
     Center District Redevelopment
     (FGIC Insured),
     5.50%, 9/1/16                                                    500            566
   Oxnard Financing Authority Wastewater
     Revenue Refunding Bonds
     (FGIC Insured),
     5.25%, 6/1/15                                                  2,730          3,049
   Palmdale Civic Authority Revenue Bonds,
     Series A, Merged Redevelopment
     Project, Prerefunded,
     6.60%, 9/1/04                                                   $500           $548
   Palos Verdes Peninsula Unified School
     District Capital Appreciation G.O. Bonds,
     Series C (FGIC Insured),
     0.00%, 11/1/22                                                   800            289
   Perris Union High School District Capital
     Appreciation G.O. Bonds, Series B
     (FGIC Insured),
     0.00%, 9/1/26                                                  1,000            299
   Placentia-Yorba Linda Unified School
     District G.O. Bonds, Series A
     (FGIC Insured),
     5.38%, 8/1/21                                                  1,000          1,076
   Rancho Santiago Community College
     District G.O. Bonds, Series A,
     Election of 2002 (MBIA Insured),
     3.50%, 9/1/12                                                  1,060          1,056
   Rialto Unified School District G.O. Bonds,
     Series B, Election of 1999
     (MBIA Insured),
     4.70%, 8/1/21                                                    200            203
   Sacramento County Sanitation District
     Financing Authority Revenue Bonds,
     Series A,
     5.60%, 12/1/16                                                   500            547
     6.00%, 12/1/20                                                 2,500          2,777
   Sacramento Municipal Utility District
     Electric Revenue Refunding Bonds,
     Series M (MBIA Insured),
     5.25%, 7/1/28                                                  3,000          3,133
   San Francisco City & County Airport
     Commission International Airport
     Revenue Refunding Bonds,
     Second Series Issue 20 (MBIA Insured),
     4.75%, 5/1/15                                                  1,000          1,046
   San Francisco City & County G.O. Bonds,
     Series A, Educational Facilities
     Community College Project,
     5.75%, 6/15/20                                                 1,200          1,351
   San Francisco State Building Authority
     Lease Revenue Bonds, Series A,
     Department of General Services,
     5.00%, 10/1/13                                                 4,250          4,612

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 41 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 98.2% - CONTINUED
CALIFORNIA - 92.4% - (CONTINUED)
   San Gabriel Unified School District
     G.O. Bonds, Series A
     (FSA Insured),
     5.38%, 8/1/19                                                 $1,750         $1,910
     5.38%, 8/1/20                                                  1,955          2,120
   San Marino Unified School District
     G.O. Bonds, Series B,
     5.25%, 7/1/20                                                    750            835
   San Mateo County Community College
     District Capital Appreciation G.O. Bonds,
     Series A, Election of 2001 (FGIC Insured),
     0.00%, 9/1/18                                                  3,000          1,427
   San Mateo County Transit District Revenue
     Bonds, Series A (MBIA Insured),
     4.50%, 6/1/17                                                  1,225          1,251
   Santa Margarita-Dana Point Authority
     Revenue Bonds, Series B, California
     Improvements Districts 3, 3a, 4, & 4a
     (MBIA Insured),
     7.25%, 8/1/09                                                  1,150          1,435
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A
     (FGIC Insured),
     5.25%, 9/1/16                                                     35             39
   Santa Rosa Wastewater Revenue
     Refunding Bonds, Series A, Subregional
     Wastewater Project (FGIC Insured),
     4.75%, 9/1/16                                                    200            207
   South San Francisco Capital Improvement
     Financing Authority Revenue Bonds,
     Series A, South San Francisco
     Redevelopment (ACA Insured),
     4.20%, 9/1/06                                                  1,085          1,148
   Southern California Public Power Authority
     Power Project Revenue Bonds,
     Series A, Mead Adelanto Project
     (AMBAC Insured),
     4.75%, 7/1/16                                                  1,000          1,022
   Southern California Public Power Authority
     Revenue Bonds, Series A-2003-1,
     Magnolia Power Project
     (AMBAC Insured),
     5.13%, 7/1/15                                                  1,000          1,104
     5.25%, 7/1/18                                                  3,340          3,644
     5.00%, 7/1/33                                                  1,500          1,526
   Southern California Public Power Authority
     Revenue Refunding Bonds, Series A,
     San Juan Unit 3 (FSA Insured),
     5.38%, 1/1/10                                                   $500           $566
   Torrance Hospital Revenue Bonds,
     Series A, Torrance Memorial Medical
     Center,
     6.00%, 6/1/22                                                    500            538
   Turlock Irrigation District Revenue
     Refunding Bonds, Series A,
     6.00%, 1/1/20                                                  1,250          1,252
   Upland Unified School District Capital
     Appreciation G.O. Bonds,
     Election of 2000 (FSA Insured),
     0.00%, 8/1/13                                                    790            819
     0.00%, 8/1/25                                                  1,000          1,024
   Vista Unified School District G.O. Bonds,
     Series A (FSA Insured),
     5.38%, 8/1/17                                                  1,885          2,085
   Walnut Valley Unified School District
     G.O. Refunding Bonds, Series A
     (MBIA Insured),
     7.20%, 2/1/16                                                  1,000          1,250
   Washington Township Healthcare District
     Revenue Bonds,
     4.25%, 7/1/05                                                    100            105
     5.00%, 7/1/09                                                    405            440
     5.00%, 7/1/11                                                    500            533
     5.00%, 7/1/12                                                  1,270          1,342
----------------------------------------------------------------------------------------
                                                                                 116,015
----------------------------------------------------------------------------------------
PUERTO RICO - 4.5%
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Bonds, Series B (MBIA Insured),
     5.75%, 7/1/18                                                  1,600          1,832
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Obligation
     Bonds, Series A, Escrowed to Maturity,
     5.50%, 10/1/40                                                 3,500          3,783
----------------------------------------------------------------------------------------
                                                                                   5,615
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
MUNICIPAL BONDS - 98.2% - CONTINUED
VIRGIN ISLANDS - 1.3%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien Notes,
     5.63%, 10/1/10                                                $1,500         $1,626
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $114,987)                                                                  123,256

                                                                  NUMBER OF       VALUE
                                                                   SHARES         (000S)
OTHER - 0.0%
   Federated California Municipal Cash
     Trust                                                         32,250             32
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $32)                                                                            32

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                   (000S)         (000S)
SHORT-TERM INVESTMENTS - 7.9%
   California Pollution Control Financing
     Authority Revenue Refunding VRDB,
     Series A, Shell Oil Co. Project,
     1.10%, 4/1/03                                                 $1,200          1,200
   California State Department of Water
     Resources VRDB, Series B-1
     (Bank of New York LOC),
     1.20%, 4/1/03                                                  3,500          3,500
   Los Angeles Department of Water &
     Power Waterworks Revenue VRDB,
     Subseries B-1,
     1.15%, 4/3/03                                                  2,800          2,800
   Orange County Special Assessment
     District No. 1 VRDB, Series A
     (KBC Bank N.V. LOC),
     1.15%, 4/1/03                                                  2,400          2,400
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $9,900)                                                                      9,900

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 106.1%
----------------------------------------------------------------------------------------
(COST $124,919)                                                                  133,188
   Liabilities less Other Assets - (6.1)%                                         (7,614)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $125,574

At March 31, 2003, the California Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                               PERCENTAGE
Facilities                                           5.8%
General Obligation                                   8.4
Higher Education                                     5.2
Power                                               18.8
School District                                     21.2
Utilities                                            7.0
Water                                                6.1
Short-Term Investments                               7.4
All other sectors less than 5%                      20.1
--------------------------------------------------------
Total                                              100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 43 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
ASSET-BACKED SECURITIES - 12.3%
   Advanta Mortgage Loan Trust,
     Series 2000-1, Class A4,
     8.61%, 3/25/28                                                  $500           $558
   Bank One Issuance Trust,
     Series 2002-A4, Class A4,
     2.94%, 6/16/08                                                 3,705          3,781
   Capital Auto Receivables Asset Trust,
     Series 2002-4, Class A4,
     2.64%, 3/17/08                                                 4,425          4,469
   Capital Auto Receivables Asset Trust,
     Series 2003-1, Class A3A,
     2.75%, 4/16/07                                                 3,630          3,674
   Chase Funding Mortgage Loan
     Asset-Backed Certificates,
     Series 2002-2, Class 1A1,
     2.81%, 6/25/16                                                 1,910          1,919
   Chase Manhattan Bank-First Union
     National Bank, Series 1999-1,
     Class A2,
     7.44%, 8/15/31                                                 5,025          5,917
   Citibank Credit Card Issuance Trust,
     Series 2003-A2, Class A2,
     2.70%, 1/15/08                                                 7,000          7,081
   Citibank Credit Card Issuance Trust,
     Series 2003-A3, Class A3,
     3.10%, 3/10/10                                                 3,300          3,273
   Citibank Credit Card Issuance Trust,
     Series 2003-A5, Class A5,
     2.50%, 4/7/08                                                  3,250          3,246
   Commercial Mortgage Asset Trust,
     Series 1999-C1, Class A3,
     6.64%, 1/17/32                                                 3,880          4,435
   Daimler Chrysler Auto Trust,
     Series 2002-C, Class A4,
     3.09%, 1/8/08                                                  3,930          4,015
   Delta Funding Mortgage Corp., I.O.,
     Series 1991-1, Class A-4,(1)
     7.50%, 1/1/06                                                      -             13
   Distribution Financial Services Trust,
     Series 1999-3, Class A4,
     6.65%, 3/15/11                                                   485            491
   First Nationwide Trust,
     Series 2001-1, Class 2A2,
     7.00%, 6/25/31                                                   752            769
   Fleet Credit Card Master Trust II,
     Series 2002-C, Class A,
     2.75%, 4/15/08                                                 3,055          3,103
   Ford Credit Auto Owner Trust,
     Series 2003-A, Class A4A,
     2.70%, 6/15/07                                                $5,000         $5,062
   Harley-Davidson Motorcycle Trust,
     Series 2003-1, Class A2,
     2.63%, 11/15/10                                                2,500          2,524
   Honda Auto Receivables Owner Trust,
     Series 2002-1, Class A4,
     4.22%, 4/16/07                                                 4,200          4,387
   Honda Auto Receivables Owner Trust,
     Series 2002-3, Class A3,
     3.00%, 5/18/06                                                 2,250          2,296
   Household Affinity Credit Card Master
     Note Trust I, Series 2003-2, Class A,
     2.18%, 2/15/08                                                 3,600          3,579
   LB Commercial Conduit Mortgage
     Trust, Series 1999-C1, Class A2,
     6.78%, 6/15/31                                                 2,405          2,744
   MBNA Credit Card Master Note Trust,
     Series 2002-A6, Class A6,
     3.90%, 11/15/07                                                  565            589
   Norwest Asset Securities Corp.,
     Series 1998-6, Class A15,
     6.75%, 4/25/28                                                 1,391          1,399
   PNC Mortgage Securities Corp.,
     Series 1996-PR1, Class A,
     5.91%, 4/28/27                                                   320            299
   PP&L Transition Bond Co. LLC,
     Series 1999-1, Class A6,
     6.96%, 12/26/07                                                1,500          1,662
   Residential Accredit Loans, Inc.,
     Series 2001-QS18, Class A1,
     6.50%, 12/25/31                                                3,163          3,310
   Residential Funding Mortgage
     Securities II, Series 2001-HI2,
     Class AI3,
     5.67%, 6/25/14                                                   397            398
   Residential Funding Mortgage
     Securities II, Series 2001-HI3,
     Class AI2,
     5.33%, 5/25/12                                                    33             33
   Toyota Auto Receivables Owner Trust,
     Series 2003-A, Class A3B,
     1.69%, 3/15/07                                                 2,000          1,991
   USAA Auto Owner Trust,
     Series 2002-1, Class A3,
     2.41%, 10/16/06                                                1,585          1,604

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
ASSET-BACKED SECURITIES - 12.3% - CONTINUED
   Wells Fargo Mortgage Backed
     Securities Trust, Series 2001-13,
     Class 13,
     6.50%, 6/25/31                                                $7,000         $7,205
   Whole Auto Loan Trust,
     Series 2002-1, Class A3,
     2.60%, 8/15/06                                                 3,500          3,556
----------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------
(COST $87,367)                                                                    89,382

CORPORATE BONDS - 31.4%
ADVERTISING - 0.2%
   Donnelley (R.H.) Finance Corp. I,(1)
     10.88%, 12/15/12                                               1,000          1,143
----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
   Boeing (The) Co.,
     5.13%, 2/15/13                                                   950            934
----------------------------------------------------------------------------------------
APPAREL - 0.1%
   Levi Strauss & Co.,(1)
     12.25%, 12/15/12                                                 750            711
----------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.5%
   DaimlerChrysler N.A. Holding Corp.,
     8.50%, 1/18/31                                                 1,075          1,268
   Ford Motor Co.,
     7.45%, 7/16/31                                                 2,980          2,281
----------------------------------------------------------------------------------------
                                                                                   3,549
----------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.1%
   American Axle & Manufacturing, Inc.,
     9.75%, 3/1/09                                                    425            457
----------------------------------------------------------------------------------------
BANKS - 3.8%
   Bank of America Corp.,
     3.88%, 1/15/08                                                 1,100          1,127
     4.88%, 1/15/13                                                 3,985          4,056
   Bank of New York (The) Co., Inc.,
     3.75%, 2/15/08                                                 1,700          1,737
   Bank One Corp.,
     5.90%, 11/15/11                                                2,650          2,902
   BB&T Corp., Subordinated Notes,
     4.75%, 10/1/12                                                 1,500          1,523
   Branch Banking & Trust Co. of Wilson
     North Carolina,
     4.88%, 1/15/13                                                   700            716
   FleetBoston Financial Corp.,
     3.85%, 2/15/08                                                  $550           $557
   JP Morgan Chase & Co.,
     4.00%, 2/1/08                                                    500            508
     5.75%, 1/2/13                                                  4,650          4,872
   Marshall & Ilsley Corp.,
     5.75%, 9/1/06                                                  2,170          2,377
   National City Corp.,
     3.20%, 4/1/08                                                  2,000          1,980
   Wells Fargo & Co.,
     7.25%, 8/24/05                                                 1,375          1,546
     3.50%, 4/4/08                                                  1,325          1,333
   Wells Fargo Bank,
     6.45%, 2/1/11                                                  2,195          2,512
----------------------------------------------------------------------------------------
                                                                                  27,746
----------------------------------------------------------------------------------------
BEVERAGES - 1.2%
   Anheuser-Busch Cos., Inc.,
     5.95%, 1/15/33                                                 3,050          3,172
   Bottling Group LLC,(1)
     4.63%, 11/15/12                                                2,425          2,420
   Grand Metropolitan Investment Corp.,
     Puttable 4/15/05 @ Par,
     7.45%, 4/15/35                                                 2,345          2,847
----------------------------------------------------------------------------------------
                                                                                   8,439
----------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
   Nortek, Inc.,
     9.88%, 6/15/11                                                   750            780
----------------------------------------------------------------------------------------
BUSINESS SUPPLIES - 0.1%
   Moore North America Finance, Inc.,(1)
     7.88%, 1/15/11                                                   600            621
----------------------------------------------------------------------------------------
CABLE TELEVISION - 0.4%
   Continental Cablevision,
     8.30%, 5/15/06                                                   380            426
   DirecTV Holdings LLC,(1)
     8.38%, 3/15/13                                                   450            496
   Echostar DBS Corp.,
     10.38%, 10/1/07                                                  850            935
   Insight Midwest LP, Senior Notes,
     10.50%, 11/1/10                                                  750            799
   Mediacom Broadband LLC,
     11.00%, 7/15/13                                                  500            559
----------------------------------------------------------------------------------------
                                                                                   3,215
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 45 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
CHEMICALS - 0.2%
   Huntsman International LLC,
     10.13%, 7/1/09                                                  $250           $243
   ISP Chemco, Inc.,
     10.25%, 7/1/11                                                   500            539
   Lyondell Chemical Co.,
     10.88%, 5/1/09                                                   625            581
----------------------------------------------------------------------------------------
                                                                                   1,363
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.7%
   Affinity Group Holdings, Inc.,
     11.00%, 4/1/07                                                   450            452
   Avis Group Holdings, Inc.,
     Senior Subordinated Notes,
     11.00%, 5/1/09                                                   800            893
   Coinmach Corp.,
     9.00%, 2/1/10                                                  1,250          1,320
   Corrections Corp. of America,
     9.88%, 5/1/09                                                  1,000          1,077
   Deluxe Corp.,
     5.00%, 12/15/12                                                  665            678
   Williams Scotsman, Inc.,
     9.88%, 6/1/07                                                    500            486
----------------------------------------------------------------------------------------
                                                                                   4,906
----------------------------------------------------------------------------------------
COMPUTERS - 0.1%
   IBM Corp.,
     5.88%, 11/29/32                                                  880            899
----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Elizabeth Arden, Inc.,
     11.75%, 2/1/11                                                   400            430
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.5%
   American Express Co.,
     3.75%, 11/20/07                                                2,795          2,862
   Bear Stearns Cos. (The), Inc.,
     3.00%, 3/30/06                                                 1,020          1,030
     4.00%, 1/31/08                                                 1,000          1,020
   Boeing Capital Corp.,
     5.80%, 1/15/13                                                   930            925
   CIT Group, Inc.,
     4.13%, 2/21/06                                                   900            901
     5.50%, 11/30/07                                                  450            460
   Citigroup, Inc.,
     3.50%, 2/1/08                                                 $3,775         $3,782
     5.63%, 8/27/12                                                 4,000          4,289
     6.63%, 6/15/32                                                 1,250          1,372
   Countrywide Home Loans, Inc.,
     4.25%, 12/19/07                                                  500            512
   Credit Suisse First Boston USA, Inc.,
     6.50%, 1/15/12                                                 1,305          1,403
   Ford Motor Credit Co.,
     7.50%, 3/15/05                                                 1,420          1,443
     6.88%, 2/1/06                                                  2,700          2,653
   General Electric Capital Corp.,
     5.00%, 6/15/07                                                 2,500          2,681
     4.25%, 1/15/08                                                 1,400          1,450
     7.38%, 1/19/10                                                 1,640          1,929
     6.00%, 6/15/12                                                   300            327
     6.75%, 3/15/32                                                   930          1,047
   General Motors Acceptance Corp.,
     5.75%, 11/5/04                                                 1,340          1,384
     6.88%, 9/15/11                                                 3,170          3,132
   Goldman Sachs Group, Inc.,
     6.88%, 1/15/11                                                 1,595          1,819
     5.25%, 4/1/13                                                  1,775          1,793
   Household Finance Corp.,
     4.63%, 1/15/08                                                 1,750          1,814
     6.38%, 11/27/12                                                1,975          2,165
   John Deere Capital Corp.,
     3.90%, 1/15/08                                                   925            943
   Lehman Brothers Holdings, Inc.,
     4.00%, 1/22/08                                                 1,500          1,531
   Morgan Stanley Dean Witter & Co.,
     6.10%, 4/15/06                                                   985          1,077
     3.63%, 4/1/08                                                  3,200          3,189
     5.30%, 3/1/13                                                    750            764
   National Rural Utilities Cooperative
     Finance,
     3.00%, 2/15/06                                                 4,025          4,075
   SLM Corp.,
     3.63%, 3/17/08                                                   550            552
----------------------------------------------------------------------------------------
                                                                                  54,324
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
ELECTRIC - 2.2%
   AES Corp.,
     9.50%, 6/1/09                                                   $150           $129
   AES Corp., Senior Subordinated Notes,
     10.25%, 7/15/06                                                  600            462
   Alabama Power Co.,
     5.70%, 2/15/33                                                 3,315          3,273
   Allegheny Energy Supply,(1)
     8.75%, 4/15/12                                                   500            380
   Aquila, Inc.,(1)
     14.88%, 7/1/12                                                   375            383
   Calpine Corp.,
     8.25%, 8/15/05                                                   500            330
     8.50%, 2/15/11                                                   250            140
   CMS Energy Corp.,
     9.88%, 10/15/07                                                  200            185
   Columbus Southern Power Co.,(1)
     5.50%, 3/1/13                                                    860            891
   Commonwealth Edison Co.,
     4.70%, 4/15/15                                                   600            598
   Consolidated Edison Co. of New York,
     4.88%, 2/1/13                                                    715            732
   Constellation Energy Group, Inc.,
     7.00%, 4/1/12                                                    950          1,068
   Dominion Resources, Inc.,
     5.00%, 3/15/13                                                   975            963
   DPL, Inc.,
     8.25%, 3/1/07                                                  1,675          1,750
   DTE Energy Co., Senior Notes,
     6.65%, 4/15/09                                                   225            255
   Duke Energy Corp.,(1)
     3.75%, 3/5/08                                                    700            699
   Mirant Americas Generation, Inc.,
     7.63%, 5/1/06                                                    500            302
   Progress Energy, Inc.,
     7.10%, 3/1/11                                                    900          1,013
   PSEG Energy Holdings, Senior Notes,
     10.00%, 10/1/09                                                  750            797
   PSEG Power LLC,
     6.95%, 6/1/12                                                  1,000          1,107
   TECO Energy, Inc.,
     10.50%, 12/1/07                                                  500            535
----------------------------------------------------------------------------------------
                                                                                  15,992
----------------------------------------------------------------------------------------
ELECTRONICS - 0.1%
   PerkinElmer, Inc.,(1)
     8.88%, 1/15/13                                                  $450           $470
   Stoneridge, Inc.,
     11.50%, 5/1/12                                                   500            508
----------------------------------------------------------------------------------------
                                                                                     978
----------------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
   AMC Entertainment, Inc.,
     9.88%, 2/1/12                                                    450            449
   Six Flags, Inc.,
     8.88%, 2/1/10                                                    500            461
----------------------------------------------------------------------------------------
                                                                                     910
----------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.1%
   Casella Waste Systems, Inc.,(1)
     9.75%, 2/1/13                                                    500            533
----------------------------------------------------------------------------------------
FOOD - 0.9%
   Del Monte Corp.,
     9.25%, 5/15/11                                                   500            533
     8.63%, 12/15/12(1)                                               300            318
   Dole Food Co.,(1)
     8.88%, 3/15/11                                                   150            156
   Dominos, Inc., Series B,
     10.38%, 1/15/09                                                  875            938
   Luigino's, Inc., Senior Subordinated
     Notes,
     10.00%, 2/1/06                                                   500            510
   Sara Lee Corp.,
     6.13%, 11/1/32                                                 2,275          2,366
   Unilever Capital Corp.,
     5.90%, 11/15/32                                                2,050          2,112
----------------------------------------------------------------------------------------
                                                                                   6,933
----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Appleton Papers, Inc.,
     12.50%, 12/15/08                                                 250            282
   International Paper Co.,(1)
     5.85%, 10/30/12                                                1,475          1,556
   Smurfit-Stone Container Corp.,
     8.25%, 10/1/12                                                   750            802
   Weyerhaeuser Co.,
     6.13%, 3/15/07                                                 1,325          1,435
----------------------------------------------------------------------------------------
                                                                                   4,075
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 47 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
GAMING - 0.5%
   Alliance Gaming Corp.,
     10.00%, 8/1/07                                                  $750           $786
   Aztar Corp.,
     9.00%, 8/15/11                                                   500            519
   MGM Mirage,
     8.50%, 9/15/10                                                 1,500          1,657
   Station Casinos, Inc.,
     9.88%, 7/1/10                                                    500            549
----------------------------------------------------------------------------------------
                                                                                   3,511
----------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.1%
   Advanced Medical Optics, Inc.,
     9.25%, 7/15/10                                                   550            572
----------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.2%
   Healthsouth Corp.,
     10.75%, 10/1/08                                                  500             62
   Pacificare Health Systems,
     10.75%, 6/1/09                                                   750            814
   Triad Hospitals, Inc.,
     8.75%, 5/1/09                                                    500            540
----------------------------------------------------------------------------------------
                                                                                   1,416
----------------------------------------------------------------------------------------
HOME BUILDERS - 0.2%
   D.R. Horton,
     10.00%, 4/15/06                                                  500            502
   WCI Communities, Inc.,
     10.63%, 2/15/11                                                  500            510
   William Lyon Homes, Inc.,
     10.75%, 4/1/13                                                   250            247
----------------------------------------------------------------------------------------
                                                                                   1,259
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.2%
   Avery Dennison Corp.,
     4.88%, 1/15/13                                                   750            765
     6.00%, 1/15/33                                                   565            579
----------------------------------------------------------------------------------------
                                                                                   1,344
----------------------------------------------------------------------------------------
INSURANCE - 0.6%
   AIG SunAmerica Global Financing IX,(1)
     6.90%, 3/15/32                                                 3,640          4,181
   Metlife, Inc.,
     5.38%, 12/15/12                                                  $50            $52
----------------------------------------------------------------------------------------
                                                                                   4,233
----------------------------------------------------------------------------------------
INTERNET - 0.0%
   Amazon.Com, Inc.,
     6.88%, 2/16/10                                                   250            239
----------------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   United States Steel LLC,
     10.75%, 8/1/08                                                   500            488
----------------------------------------------------------------------------------------
LODGING - 0.3%
   Hammons (John Q.) Hotels, Inc.,
     8.88%, 5/15/12                                                   500            487
   HMH Properties,
     7.88%, 8/1/08                                                    750            705
   Turning Stone Casino Resort
     Enterprise,(1)
     9.13%, 12/15/10                                                  300            314
   Wynn Las Vegas LLC/Wynn Las Vegas
     Capital Corp.,
     12.00%, 11/1/10                                                  750            784
----------------------------------------------------------------------------------------
                                                                                   2,290
----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Joy Global, Inc.,
     8.75%, 3/15/12                                                   500            525
   Manitowoc Co.,
     10.50%, 8/1/12                                                   600            627
----------------------------------------------------------------------------------------
                                                                                   1,152
----------------------------------------------------------------------------------------
MEDIA - 2.5%
   Allbritton Communications Co.,
     7.75%, 12/15/12                                                  375            381
   American Media Operation, Inc.,
     Series B,
     10.25%, 5/1/09                                                   750            810
   AOL Time Warner, Inc.,
     6.15%, 5/1/07                                                    250            265
     6.88%, 5/1/12                                                  1,345          1,433
     6.95%, 1/15/28                                                 1,300          1,272
   Block Communications, Inc.,
     9.25%, 4/15/09                                                   500            532
   Comcast Cable Communications,
     6.38%, 1/30/06                                                   250            267
     6.75%, 1/30/11                                                 2,500          2,696

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
MEDIA - 2.5% - (CONTINUED)
   Comcast Corp.,
     6.50%, 1/15/15                                                  $300           $316
   Cox Communications, Inc.,
     7.13%, 10/1/12                                                 1,325          1,507
   Dex Media East LLC/Dex Media East
     Finance Co.,(1)
     12.13%, 11/15/12                                                 750            874
   Disney (The Walt) Co.,
     7.00%, 3/1/32                                                    450            480
   Gray Television, Inc.,
     9.25%, 12/15/11                                                  500            542
   Houghton Mifflin Co.,(1)
     9.88%, 2/1/13                                                    700            756
   News America Holdings, Inc.,
     7.60%, 10/11/15                                                  800            920
   Reed Elsevier Capital, Inc.,
     6.13%, 8/1/06                                                  1,245          1,359
   TransWestern Publishing Co.,
     9.63%, 11/15/07                                                  750            783
   Westinghouse Electric Corp.,
     7.88%, 9/1/23                                                  2,475          2,884
   Xm Satellite Radio, Inc.,
     0.00%, 12/31/09                                                  450            243
----------------------------------------------------------------------------------------
                                                                                  18,320
----------------------------------------------------------------------------------------
MINING - 0.2%
   Alcoa, Inc.,
     5.88%, 6/1/06                                                    700            767
   Freeport-McMoRan Copper & Gold,
     Inc.,(1)
     10.13%, 2/1/10                                                   700            725
----------------------------------------------------------------------------------------
                                                                                   1,492
----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.2%
   General Electric Co.,
     5.00%, 2/1/13                                                  1,750          1,790
----------------------------------------------------------------------------------------
OIL & GAS - 1.5%
   Chesapeake Energy Corp.,(1)
     7.50%, 9/15/13                                                   375            383
   ConocoPhillips,
     4.75%, 10/15/12                                                  765            774
     5.90%, 10/15/32                                                3,880          3,869
   Consolidated Natural Gas Co.,
     5.38%, 11/1/06                                                 2,035          2,201
   Denbury Resources, Inc.,(1)
     7.50%, 4/1/13                                                   $450           $450
   Occidental Petroleum Corp.,
     4.25%, 3/15/10                                                   225            225
   Tesoro Petroleum Corp.,
     9.63%, 11/1/08                                                   475            411
   Union Oil Co. of California,
     5.05%, 10/1/12                                                 1,725          1,742
   Valero Energy Corp.,
     6.88%, 4/15/12                                                   550            599
----------------------------------------------------------------------------------------
                                                                                  10,654
----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.9%
   Anadarko Petroleum Corp.,
     5.00%, 10/1/12                                                 1,750          1,787
   Comstock Resources, Inc.,
     11.25%, 5/1/07                                                   750            803
   Devon Energy Corp.,
     7.95%, 4/15/32                                                 1,945          2,346
   Magnum Hunter Resources, Inc.,
     9.60%, 3/15/12                                                   750            804
   Swift Energy Co.,
     9.38%, 5/1/12                                                    750            763
----------------------------------------------------------------------------------------
                                                                                   6,503
----------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.5%
   AmeriGas Partners LP,
     8.88%, 5/20/11                                                   500            530
   Dresser, Inc.,
     9.38%, 4/15/11                                                   625            616
   Ferrellfas Partners LP,
     8.75%, 6/15/12                                                   750            784
   Key Energy Services, Inc., Series B,
     14.00%, 1/15/09                                                  341            385
   Praxair, Inc.,
     6.38%, 4/1/12                                                  1,545          1,729
----------------------------------------------------------------------------------------
                                                                                   4,044
----------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Radnor Holdings Corp.,(1)
     11.00%, 3/15/10                                                  350            340
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.2%
   aaiPharma, Inc.,
     11.00%, 4/1/10                                                   500            510

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 49 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
PHARMACEUTICALS - 0.2% - (CONTINUED)
   Athena Neurosciences Finance LLC,
     7.25%, 2/21/08                                                  $450           $278
   Wyeth,
     5.25%, 3/15/13                                                   750            767
----------------------------------------------------------------------------------------
                                                                                   1,555
----------------------------------------------------------------------------------------
PIPELINES - 0.1%
   EL Paso Corp.,
     7.88%, 6/15/12(1)                                                200            164
     7.75%, 1/15/32                                                   550            393
   Williams Cos., Inc.,(1)
     8.75%, 3/15/32                                                   500            420
----------------------------------------------------------------------------------------
                                                                                     977
----------------------------------------------------------------------------------------
REAL ESTATE - 0.1%
   LNR Property Corp.,
     10.50%, 1/15/09                                                  700            733
----------------------------------------------------------------------------------------
REITS - 0.2%
   iStar Financial, Inc.,
     8.75%, 8/15/08                                                   785            843
   MeriStar Hospitality Operating
     Partnership LP/MeriStar Hospitality
     Finance Corp.,
     10.50%, 6/15/09                                                  350            313
   Tanger Properties LP,
     9.13%, 2/15/08                                                   500            512
----------------------------------------------------------------------------------------
                                                                                   1,668
----------------------------------------------------------------------------------------
REMEDIATION SERVICES - 0.3%
   Allied Waste N.A., Inc.,
     10.00%, 8/1/09                                                   250            259
     9.25%, 9/1/12(1)                                                 750            798
   Synagro Technologies, Inc.,
     9.50%, 4/1/09                                                  1,000          1,070
----------------------------------------------------------------------------------------
                                                                                   2,127
----------------------------------------------------------------------------------------
RETAIL - 0.6%
   Hollywood Entertainment Corp.,
     9.63%, 3/15/11                                                   850            886
   Kohl's Corp.,
     6.00%, 1/15/33                                                   960            964
   Office Depot, Inc.,
     10.00%, 7/15/08                                                  500            570
   Rite Aid Corp.,
     11.25%, 7/1/08                                                   250            247
   Target Corp.,
     5.38%, 6/15/09                                                  $960         $1,036
   Tricon Global Restaurants, Inc.,
     8.88%, 4/15/11                                                   525            592
----------------------------------------------------------------------------------------
                                                                                   4,295
----------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.1%
   Washington Mutual Bank FA,
     5.50%, 1/15/13                                                 1,000          1,049
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.1%
   AMI Semiconductor, Inc.,(1)
     10.75%, 2/1/13                                                   200            210
   Amkor Technology, Inc.,
     9.25%, 5/1/06                                                    500            490
   ON Semiconductor Corp.,(1)
     12.00%, 3/15/10                                                  250            264
----------------------------------------------------------------------------------------
                                                                                     964
----------------------------------------------------------------------------------------
SUPERMARKETS - 0.3%
   Kroger Co.,
     6.20%, 6/15/12                                                 1,300          1,392
   Roundy's, Inc.,
     8.88%, 6/15/12                                                   500            498
   Stater Brothers Holdings,
     10.75%, 8/15/06                                                  500            510
----------------------------------------------------------------------------------------
                                                                                   2,400
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   AT&T Corp., Senior Notes,
     8.00%, 11/15/31                                                1,100          1,182
   AT&T Wireless Services, Inc.,
     8.75%, 3/1/31                                                  1,350          1,548
   Nextel Communications, Inc.,
     Senior Notes,
     9.38%, 11/15/09                                                  750            787
   Qwest Services Corp.,(1)
     13.00%, 12/15/07                                                 650            684
   Sprint Capital Corp.,
     8.75%, 3/15/32                                                 1,100          1,133
   Triton PCS, Inc.,
     9.38%, 2/1/11                                                    750            653
   Verizon of New England, Inc.,
     6.50%, 9/15/11                                                 2,200          2,473

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 31.4% - CONTINUED
TELECOMMUNICATIONS - 1.2% - (CONTINUED)
   Verizon Wireless Capital LLC,
     5.38%, 12/15/06                                                 $300           $321
----------------------------------------------------------------------------------------
                                                                                   8,781
----------------------------------------------------------------------------------------
TOBACCO - 0.1%
   DIMON, Inc.,
     9.63%, 10/15/11                                                1,000          1,095
----------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
   Burlington Northern Santa Fe Corp.,
     6.70%, 8/1/28                                                    815            874
   Caliber System, Inc.,
     7.80%, 8/1/06                                                  1,800          2,053
   Norfolk Southern Corp.,
     7.25%, 2/15/31                                                   735            839
   Overseas Shipholding Group,(1)
     8.25%, 3/15/13                                                   750            747
----------------------------------------------------------------------------------------
                                                                                   4,513
----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
----------------------------------------------------------------------------------------
(COST $220,511)                                                                  228,742

FOREIGN ISSUER BONDS - 3.7%
AEROSPACE/DEFENSE - 0.1%
   Dunlop Standard Aerospace Holdings
     PLC, Senior Notes,
     11.88%, 5/15/09                                                  750            746
----------------------------------------------------------------------------------------
BEVERAGES - 0.0%
   Diageo Capital PLC,
     3.38%, 3/20/08                                                   100            100
----------------------------------------------------------------------------------------
CHEMICALS - 0.0%
   Avecia Group PLC,
     11.00%, 7/1/09                                                   400            340
----------------------------------------------------------------------------------------
COMPUTERS - 0.1%
   Seagate Technology Hdd Holdings,
     8.00%, 5/15/09                                                   500            524
----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.2%
   Abitibi-Consolidated, Inc.,
     8.85%, 8/1/30                                                  1,000          1,055
   Norske Skog Canada Ltd.,
     8.63%, 6/15/11                                                   725            739
----------------------------------------------------------------------------------------
                                                                                   1,794
----------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.1%
   NYCO Holdings 2,
     11.50%, 3/31/13                                                 $675           $726
----------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.1%
   MDP Acquisitions PLC,(1)
     9.63%, 10/1/12                                                   350            369
----------------------------------------------------------------------------------------
INSURANCE - 0.1%
   Fairfax Financial Holdings Ltd.,
     8.25%, 10/1/15                                                 1,000            600
----------------------------------------------------------------------------------------
REGIONAL - 0.9%
   Financement-Quebec,
     5.00%, 10/25/12                                                1,900          1,977
   Province of Quebec,
     5.50%, 4/11/06                                                 4,205          4,578
----------------------------------------------------------------------------------------
                                                                                   6,555
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.1%
   Chippac International Co. Ltd.,
     12.75%, 8/1/09                                                   750            832
----------------------------------------------------------------------------------------
SOVEREIGN - 0.4%
   Mexico Government International
     Bond,
     6.38%, 1/16/13                                                 2,550          2,550
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   British Telecommunications PLC,
     8.38%, 12/15/10                                                  275            334
     8.88%, 12/15/30                                                1,740          2,233
   Deutsche Telekom International
     Finance BV,
     7.75%, 6/15/05                                                 1,320          1,454
     8.75%, 6/15/30                                                 1,300          1,543
   France Telecom,
     9.25%, 3/1/11                                                    500            601
     10.00%, 3/1/31                                                   575            749
   Royal KPN N.V.,
     8.00%, 10/1/10                                                   725            854
   Vodafone Group PLC,
     6.25%, 11/30/32                                                1,050          1,077
----------------------------------------------------------------------------------------
                                                                                   8,845
----------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
   General Maritime Corp.,(1)
     10.00%, 3/15/13                                                  750            765

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 51 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
FOREIGN ISSUER BONDS - 3.7% - CONTINUED
TRANSPORTATION - 0.4% - (CONTINUED)
   Sea Containers Ltd.,
     10.50%, 7/1/03                                                  $625           $615
     12.50%, 12/1/04                                                  375            334
     10.75%, 10/15/06                                                 250            171
   Stena AB,
     9.63%, 12/1/12                                                   375            388
   Stena AB, Senior Notes,
     8.75%, 6/15/07                                                   375            382
----------------------------------------------------------------------------------------
                                                                                   2,655
----------------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
----------------------------------------------------------------------------------------
(COST $26,015)                                                                    26,636

U.S. GOVERNMENT AGENCIES - 40.8%
FANNIE MAE - 34.6%
     5.00%, 5/14/07                                                 1,890          1,965
     6.00%, 1/18/12                                                 1,030          1,094
     4.38%, 3/15/13                                                 5,000          4,975
   CMO, Grantor Trust, Series 2003-T1,
     Class B,
     4.49%, 11/25/12                                                7,500          7,541
   CMO, Whole Loan, Series 2003-W3,
     Class 1A1,
     6.50%, 8/25/42                                                 7,667          8,144
   Pool #535714,
     7.50%, 1/1/31                                                  2,252          2,400
   Pool #535982,
     7.50%, 5/1/31                                                  4,995          5,324
   Pool #535996,
     7.50%, 6/1/31                                                  5,447          5,806
   Pool #545003,
     8.00%, 5/1/31                                                    145            157
   Pool #649623,
     6.50%, 8/1/32                                                 14,982         15,640
   Pool TBA,(2)
     5.00%, 4/25/03                                                14,830         15,224
     5.00%, 3/1/15                                                 10,000         10,287
     5.50%, 3/20/15                                                 5,535          5,629
     5.50%, 3/1/18                                                 29,945         31,077
     6.00%, 12/1/23                                                22,595         23,336
     6.50%, 4/1/30                                                 67,370         70,170
     7.00%, 12/31/33                                               41,000         43,217
----------------------------------------------------------------------------------------
                                                                                 251,986
----------------------------------------------------------------------------------------
FREDDIE MAC - 2.4%
     5.75%, 4/29/09                                                $4,500         $4,674
   CMO, Structured Pass Through
     Securities, Series T-54, Class 3A,
     7.00%, 2/25/43                                                 7,706          8,278
   CMO, Series 2407, Class BJ,
     6.50%, 1/15/32                                                 4,725          5,018
----------------------------------------------------------------------------------------
                                                                                  17,970
----------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 1.2%
   Pool #C00835,
     6.50%, 7/1/29                                                  1,721          1,797
   Pool #C00910,
     7.50%, 1/1/30                                                  6,301          6,725
----------------------------------------------------------------------------------------
                                                                                   8,522
----------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II - 2.6%
   Pool #003362,
     6.00%, 3/20/33                                                18,055         18,795
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
----------------------------------------------------------------------------------------
(COST $295,231)                                                                  297,273

U.S. GOVERNMENT OBLIGATIONS - 9.3%
U.S. TREASURY BONDS - 4.1%
     7.25%, 5/15/16                                                 3,030          3,895
     7.50%, 11/15/16                                                5,965          7,834
     8.88%, 2/15/19                                                 6,000          8,878
     6.13%, 11/15/27                                                2,295          2,679
     5.50%, 8/15/28                                                    10             11
     5.25%, 11/15/28                                                1,900          1,980
     5.38%, 2/15/31                                                 4,630          5,008
----------------------------------------------------------------------------------------
                                                                                  30,285
----------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 5.2%
     4.63%, 5/15/06                                                 9,080          9,785
     3.00%, 2/15/08                                                13,410         13,567
     3.88%, 2/15/13                                                14,375         14,435
----------------------------------------------------------------------------------------
                                                                                  37,787
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------
(COST $65,621)                                                                    68,072

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                   NUMBER         VALUE
                                                                 OF SHARES        (000S)
WARRANTS - 0.0%
   Leap Wireless International, Exp.
     4/15/10(1)*                                                      500             $-
----------------------------------------------------------------------------------------
TOTAL WARRANTS
----------------------------------------------------------------------------------------
(COST $5)                                                                              -

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 34.3%
   FHLB Discount Note,
     1.28%, 4/1/03                                               $105,436        105,436
   FNMA Discount Note,
     1.08%, 4/1/03                                                 35,000         35,000
   State Street Bank & Trust,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                                108,921        108,921
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $249,357)                                                                  249,357

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 131.8%
----------------------------------------------------------------------------------------
(COST $944,107)                                                                  959,462
   Liabilities less Other Assets - (31.8)%                                      (231,724)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $727,738

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2003, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $23,234,000 OR 3.2% OF NET ASSETS.

(2)  WHEN-ISSUED SECURITY.

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2003, the Fixed Income Fund had outstanding foreign currency contracts as follows:

                                       CONTRACT   CONTRACT
                                        AMOUNT     AMOUNT
                                        (LOCAL      (U.S.     UNREALIZED
CONTRACT                   DELIVERY    CURRENCY)   DOLLARS)      GAIN
  TYPE        CURRENCY       DATE        (000S)     (000S)       (000S)
Buy             Euro        4/2/03        229        $247          $3
-------------------------------------------------------------------------
Total                                                              $3

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 53 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 94.5%
CALIFORNIA - 2.0%
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/10                                                 $1,000         $1,116
----------------------------------------------------------------------------------------
FLORIDA - 81.9%
   Capital Projects Finance Authority
     Student Housing Revenue Bonds,
     Series F-1, Capital Projects Loan
     Program (MBIA Insured),
     4.50%, 10/1/06                                                   575            623
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                                    300            322
   Dade County G.O. Unlimited Refunding
     Bonds (MBIA Insured),
     6.50%, 10/1/10                                                   400            485
   Escambia County Health Facilities
     Authority Revenue Bonds, Series A,
     Ascension Health Credit,
     5.25%, 11/15/13                                                1,000          1,095
   Escambia County Sales Tax Revenue
     Refunding Bonds (AMBAC Insured),
     5.25%, 10/1/15                                                 2,165          2,419
   Florida State Board of Education G.O.
     Unlimited Bonds, Series E,
     Prerefunded,
     5.20%, 6/1/04                                                  1,040          1,099
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series A,
     Public Education,
     5.50%, 6/1/17                                                  1,250          1,357
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series B,
     Public Education,
     4.00%, 6/1/04                                                  2,880          2,975
     5.38%, 6/1/13                                                  3,250          3,695
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series B,
     Public Education, Prerefunded,
     5.25%, 6/1/03                                                  2,000          2,034
   Florida State Board of Education G.O.
     Unlimited Refunding Bonds, Series C,
     Public Education,
     5.13%, 6/1/13                                                  1,500          1,637
     5.13%, 6/1/14                                                  1,000          1,087
   Florida State Board of Education Public
     Education G.O. Unlimited Bonds,
     Series C, Escrowed to Maturity,
     6.00%, 5/1/03                                                 $1,000         $1,000
   Florida State Department of
     Transportation G.O. Unlimited Bonds,
     3.25%, 7/1/05                                                    550            572
   Florida State Division of Board Finance
     Department General Service Revenue
     Bonds, Series 2000-A, Department of
     National Resources - Preservation
     (FSA Insured), Prerefunded,
     5.30%, 7/1/03                                                  1,950          1,990
     5.80%, 7/1/03                                                    330            337
   Florida State Division of Bond Finance
     Revenue Bonds, Series 2000-B,
     Environmental Protection -
     Preservation (FSA Insured),
     5.25%, 7/1/13                                                  1,500          1,654
   Gainesville Utility Systems Revenue
     Bonds, Series A,
     5.25%, 10/1/15                                                 1,065          1,191
     5.25%, 10/1/16                                                 1,120          1,242
   Heritage Palms Community Development
     District Capital Improvement Revenue
     Bonds,
     6.25%, 11/1/04                                                   610            618
   Hillsborough County Aviation Authority
     Revenue Bonds, Series A (AMT),
     Tampa International Airport
     (MBIA Insured),
     5.25%, 10/1/09                                                 1,000          1,103
   Hillsborough County IDA IDR Bonds,
     Series A, Health Facilities Project,
     University Community Hospital,
     4.50%, 8/15/03                                                   470            474
   Inland Protection Financing Corp.
     Revenue Bonds (FSA Insured),
     Escrowed to Maturity,
     5.00%, 1/1/04                                                  1,100          1,132
   Jacksonville Electric Authority Revenue
     Bonds, Series 3C, Electric System,
     5.63%, 10/1/35                                                   500            510

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 94.5% - CONTINUED
FLORIDA - 81.9% - (CONTINUED)
   Jacksonville Sales Tax Improvement &
     Revenue Refunding Bonds
     (FGIC Insured),
     5.38%, 10/1/18                                                $1,000         $1,099
   Jacksonville St. John's River Power Park
     System Revenue Refunding Bonds,
     Series 2-17,
     5.25%, 10/1/10                                                   700            791
   JEA Electrical Systems Subordinate
     Revenue Bonds, Series B
     (FSA Insured),
     5.00%, 10/1/06                                                 1,535          1,699
   Miami-Dade County School Board COP,
     Series B (MBIA Insured),
     5.50%, Mandatory Put 5/1/11                                    2,000          2,248
   Orlando Utilities Commission Water &
     Electricity Revenue Refunding Bonds,
     5.75%, 10/1/05                                                   100            110
     5.00%, 10/1/10                                                 1,260          1,405
   Palm Beach County G.O. Unlimited
     Refunding Bonds, Series B,
     6.50%, 7/1/10                                                    250            302
   Palm Beach County School Board
     Refunding COP, Series E
     (AMBAC Insured),
     5.25%, 8/1/10                                                  1,000          1,130
   Pasco County Optional Gas Tax Revenue
     Refunding Bonds (FGIC Insured),
     5.25%, 8/1/10                                                  1,765          1,997
   Pinellas County Revenue Bonds
     (FSA Insured),
     5.00%, 10/1/12                                                 2,110          2,350
   Sarasota County Revenue Refunding
     Bonds, Series C (FGIC Insured),
     5.25%, 10/1/13                                                 1,700          1,910
   Vista Lakes Community Development
     District Capital Improvement Revenue
     Bonds, Series B,
     6.35%, 5/1/05                                                    125            127
----------------------------------------------------------------------------------------
                                                                                  45,819
----------------------------------------------------------------------------------------
PUERTO RICO - 5.7%
   Puerto Rico Commonwealth TRAN,
     2.50%, 7/30/03                                                 2,000          2,009
   Puerto Rico Municipal Financing Agency
     G.O. Unlimited Bonds, Series A
     (FSA Insured),
     6.00%, 8/1/15                                                 $1,000         $1,170
----------------------------------------------------------------------------------------
                                                                                   3,179
----------------------------------------------------------------------------------------
TEXAS - 3.0%
   Panhandle Regional Housing Finance
     Agency Revenue Bonds, Series A
     (Colld. by U.S. Government Securities),
     6.50%, 7/20/21                                                   500            576
   Sam Rayburn Texas Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                                 1,000          1,080
----------------------------------------------------------------------------------------
                                                                                   1,656
----------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.9%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax Lien
     Notes,
     5.63%, 10/1/10                                                 1,000          1,084
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $51,710)                                                                    52,854

                                                                 NUMBER OF        VALUE
                                                                  SHARES          (000S)
OTHER - 1.8%
   AIM Tax Exempt Cash Reserve Fund                               990,854            991
   Dreyfus Municipal Money Market Fund                             32,006             32
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $1,023)                                                                      1,023

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 55 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 3.6%
   Alachaua County Health Facility Authority
     Continuing Care VRDB, Series A, Oak
     Hammock University of Florida Project
     (BNP Paribas LOC),
     1.15%, 4/1/03                                                 $1,400         $1,400
   Jacksonville Electric Authority
     Subordinate VRDB, Series C, Electrical
     Systems,
     1.20%, 4/1/03                                                    600            600
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $2,000)                                                                      2,000

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
----------------------------------------------------------------------------------------
(COST $54,733)                                                                    55,877
   Other Assets less Liabilities - 0.1%                                               81
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $55,958

At March 31, 2003, the Florida Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                              PERCENTAGE
Education                                           6.1%
General                                            21.0
General Obligation                                  6.0
Power                                               9.3
School District                                    26.6
Utilities                                          14.7
All other sectors less than 5%                     16.3
-------------------------------------------------------
Total                                             100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  GLOBAL FIXED INCOME FUND

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                 (000S)(1)        (000S)
DEBT OBLIGATIONS - 91.2%
BRITISH POUND STERLING - 5.1%
   Treasury of Great Britain,
     5.00%, 6/7/04                                                    725         $1,168
     5.75%, 12/7/09                                                   147            255
----------------------------------------------------------------------------------------
                                                                                   1,423
----------------------------------------------------------------------------------------
CANADIAN DOLLAR - 3.3%
   Government of Canada,
     6.00%, 9/1/05                                                  1,290            918
----------------------------------------------------------------------------------------
DANISH KRONE - 1.2%
   Kingdom of Denmark,
     8.00%, 3/15/06                                                 2,000            334
----------------------------------------------------------------------------------------
EURO - 53.3%
   Bundesobligation,
     3.50%, 11/11/03                                                  900            989
     5.00%, 2/17/06                                                   500            579
     4.50%, 8/18/06                                                   500            573
   Buoni Poliennali del Tesoro,
     5.25%, 11/1/29                                                   590            671
   Deutsche Bundesrepublik,
     6.00%, 7/4/07                                                  1,300          1,577
     6.25%, 1/4/24                                                    450            585
     6.50%, 7/4/27                                                    990          1,336
   Freddie Mac,
     4.63%, 2/15/07                                                   500            574
   French Treasury Note BTAN,
     4.75%, 7/12/07                                                   650            754
   French Treasury Notes,
     3.50%, 7/12/04                                                   800            886
     5.00%, 7/12/05                                                 1,000          1,149
   Government of Austria,
     3.90%, 10/20/05                                                  550            618
   Government of France O.A.T.,
     4.00%, 10/25/09                                                  500            556
     4.75%, 10/25/12                                                  500            573
   Government of Netherlands,
     5.75%, 1/15/04                                                 1,000          1,120
   Government of Spain,
     4.25%, 10/31/07                                                  830            947
     4.00%, 1/31/10                                                   400            445
   Kingdom of Belgium,
     5.75%, 9/28/10                                                   500            613
   Portugal Obrigacoes do Tesouro OT,
     5.25%, 10/14/05                                                  200           $230
----------------------------------------------------------------------------------------
                                                                                  14,775
----------------------------------------------------------------------------------------
JAPANESE YEN - 2.4%
   Japan Government Ten Year Bonds,
     1.50%, 3/20/12                                                15,000            136
   Japan Government Twenty Year Bonds,
     1.90%, 3/22/21                                                55,000            528
----------------------------------------------------------------------------------------
                                                                                     664
----------------------------------------------------------------------------------------
SWEDISH KRONA - 0.9%
   Kingdom of Sweden,
     9.00%, 4/20/09                                                 1,600            235
----------------------------------------------------------------------------------------
UNITED STATES DOLLAR - 25.0%
   Freddie Mac,
     5.13%, 7/15/12                                                   750            802
   U.S. Treasury Bonds,
     1.88%, 9/30/04                                                   500            504
     8.75%, 5/15/17                                                   600            870
     6.38%, 8/15/27                                                   750            900
   U.S. Treasury Inflation Indexed Bonds,
     3.38%, 1/15/07                                                 1,000          1,262
   U.S. Treasury Notes,
     2.75%, 10/31/03                                                  750            757
     2.13%, 8/31/04                                                 1,000          1,012
     5.50%, 5/15/09                                                   500            566
     4.38%, 8/15/12                                                   260            272
----------------------------------------------------------------------------------------
                                                                                   6,945
----------------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
----------------------------------------------------------------------------------------
(COST $22,961)                                                                    25,294

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 57 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  GLOBAL FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 6.4%
   State Street Bank & Trust,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                                   $791           $791
   Wells Fargo Bank - San Francisco, N.A.,
     Grand Cayman, Eurodollar Time Deposit,
     1.38%, 4/1/03                                                  1,000          1,000
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $1,791)                                                                      1,791

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.6%
----------------------------------------------------------------------------------------
(COST $24,752)                                                                    27,085
   Other Assets less Liabilities - 2.4%                                              661
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $27,746

(1)  PRINCIPAL AMOUNTS STATED IN LOCAL CURRENCIES.

At March 31, 2003, the Global Fixed Income Fund's investments were diversified as follows:

INDUSTRY SECTOR                              PERCENTAGE
Foreign Governments                                65.6%
U.S. Government Obligations                        22.7
U.S. Government Agencies                            5.1
Cash                                                6.6
-------------------------------------------------------
Total                                             100.0%

At March 31, 2003, the Global Fixed Income Fund had outstanding foreign currency contracts as follows:

                                      CONTRACT    CONTRACT
                                       AMOUNT     AMOUNT
                                       (LOCAL      (U.S.      UNREALIZED
CONTRACT                    DELIVERY  CURRENCY)   DOLLARS)    GAIN/(LOSS)
  TYPE          CURRENCY      DATE     (000S)      (000S)       (000S)
Sell            Euro        4/14/03     5,659     $6,093       $(79)
Buy             Euro        4/14/03     1,216      1,300         26
                Japanese
Buy             Yen         4/14/03   823,000      6,819        125
------------------------------------------------------------------------
Total                                                           $72

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003

HIGH YIELD FIXED INCOME FUND

                                                                  NUMBER          VALUE
                                                                 OF SHARES        (000S)
COMMON STOCKS - 0.7%
REITS - 0.7%
   iStar Financial, Inc.                                          100,000         $2,917
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
----------------------------------------------------------------------------------------
(COST $2,887)                                                                      2,917

CONVERTIBLE PREFERRED STOCKS - 1.7%
OIL & GAS - 0.0%
   Chesapeake Energy Corp.(1)                                       1,500             80
----------------------------------------------------------------------------------------
PIPELINES - 0.7%
   Oneok, Inc.                                                     95,000          2,562
----------------------------------------------------------------------------------------
REITS - 1.0%
   Sovereign Real Estate Investment Corp.(1)                        3,000          3,960
----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
----------------------------------------------------------------------------------------
(COST $6,129)                                                                      6,602

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CONVERTIBLE BONDS - 0.6%
ELECTRIC - 0.0%
   Mirant Corp.,
     5.75%, 7/15/07                                                  $500            260
----------------------------------------------------------------------------------------
INTERNET - 0.4%
   Amazon.Com, Inc.,
     6.88%, 2/16/10                                                 1,500          1,436
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.2%
   Amkor Technology, Inc.,
     5.75%, 6/1/06                                                    950            714
----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
----------------------------------------------------------------------------------------
(COST $2,347)                                                                      2,410

CORPORATE BONDS - 80.2%
ADVERTISING - 0.9%
   Donnelley (R.H.) Finance Corp. I,(1)
     10.88%, 12/15/12                                               3,125          3,570
----------------------------------------------------------------------------------------
APPAREL - 0.7%
   Levi Strauss & Co.,(1)
     12.25%, 12/15/12                                               2,750          2,606
----------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.2%
   American Axle & Manufacturing, Inc.,
     9.75%, 3/1/09                                                  2,000          2,150
   Stoneridge, Inc.,
     11.50%, 5/1/12                                                $2,550         $2,588
----------------------------------------------------------------------------------------
                                                                                   4,738
----------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.2%
   Enzon Pharmaceuticals, Inc.,
     4.50%, 7/1/08                                                  1,000            781
----------------------------------------------------------------------------------------
BUILDING MATERIALS - 1.9%
   Associated Materials, Inc.,
     9.75%, 4/15/12                                                 1,500          1,605
   Nortek, Inc.,
     9.88%, 6/15/11                                                 3,350          3,484
   Wolverine Tube, Inc.,
     10.50%, 4/1/09                                                 2,000          2,120
----------------------------------------------------------------------------------------
                                                                                   7,209
----------------------------------------------------------------------------------------
BUSINESS SUPPLIES - 0.7%
   Moore North America Finance, Inc.,(1)
     7.88%, 1/15/11                                                 2,800          2,898
----------------------------------------------------------------------------------------
CABLE TELEVISION - 3.4%
   DirecTV Holdings LLC,(1)
     8.38%, 3/15/13                                                 2,000          2,205
   Echostar DBS Corp.,
     10.38%, 10/1/07                                                4,000          4,400
   Insight Midwest LP, Senior Notes,
     10.50%, 11/1/10                                                3,000          3,195
   Mediacom Broadband LLC,
     11.00%, 7/15/13                                                3,000          3,352
----------------------------------------------------------------------------------------
                                                                                  13,152
----------------------------------------------------------------------------------------
CHEMICALS - 1.5%
   Huntsman International LLC,
     10.13%, 7/1/09                                                 1,425          1,384
   ISP Chemco, Inc.,
     10.25%, 7/1/11                                                 2,500          2,694
   Lyondell Chemical Co.,
     10.88%, 5/1/09                                                 1,750          1,627
----------------------------------------------------------------------------------------
                                                                                   5,705
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.6%
   Affinity Group Holdings, Inc.,
     11.00%, 4/1/07                                                 2,300          2,309
   Avis Group Holdings, Inc.,
     Senior Subordinated Notes,
     11.00%, 5/1/09                                                 4,000          4,465

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 59 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 80.2% - CONTINUED
COMMERCIAL SERVICES - 4.6% - (CONTINUED)
   Coinmach Corp.,
     9.00%, 2/1/10                                                 $4,000         $4,225
   Corrections Corp. of America,
     9.88%, 5/1/09                                                  3,850          4,148
   Williams Scotsman, Inc.,
     9.88%, 6/1/07                                                  2,850          2,771
----------------------------------------------------------------------------------------
                                                                                  17,918
----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.6%
   Elizabeth Arden, Inc.,
     11.75%, 2/1/11                                                 2,250          2,419
----------------------------------------------------------------------------------------
ELECTRIC - 7.2%
   AES Corp.,
     9.50%, 6/1/09                                                  1,200          1,029
   AES Corp., Senior Subordinate Notes,
     10.25%, 7/15/06                                                3,700          2,849
   Allegheny Energy Supply,(1)
     8.75%, 4/15/12                                                 3,000          2,280
   Aquila, Inc.,(1)
     14.88%, 7/1/12                                                 1,975          2,019
   Calpine Corp.,
     8.25%, 8/15/05                                                 2,650          1,749
     8.50%, 2/15/11                                                 1,500            840
   CMS Energy Corp.,
     9.88%, 10/15/07                                                2,425          2,243
   Dynegy Holdings, Inc.,
     8.13%, 3/15/05                                                 2,050          1,660
   Mirant Americas Generation, Inc.,
     7.63%, 5/1/06                                                  2,350          1,422
   PSEG Energy Holdings, Senior Notes,
     10.00%, 10/1/09                                                6,000          6,375
   TECO Energy, Inc.,
     10.50%, 12/1/07                                                5,100          5,457
----------------------------------------------------------------------------------------
                                                                                  27,923
----------------------------------------------------------------------------------------
ELECTRONICS - 0.8%
   PerkinElmer, Inc.,(1)
     8.88%, 1/15/13                                                 3,100          3,240
----------------------------------------------------------------------------------------
ENTERTAINMENT - 1.1%
   AMC Entertainment, Inc.,
     9.88%, 2/1/12                                                  2,500          2,494
   Six Flags, Inc.,
     8.88%, 2/1/10                                                  2,000          1,845
----------------------------------------------------------------------------------------
                                                                                   4,339
----------------------------------------------------------------------------------------
FOOD - 3.6%
   Del Monte Corp.,
     9.25%, 5/15/11                                                $2,000         $2,132
     8.63%, 12/15/12(1)                                             1,400          1,484
   Dole Food Co.,(1)
     8.88%, 3/15/11                                                   700            728
   Dominos, Inc., Series B,
     10.38%, 1/15/09                                                3,250          3,486
   Land O' Lakes, Inc.,
     8.75%, 11/15/11                                                1,500            915
   Luigino's, Inc., Senior Subordinated Notes,
     10.00%, 2/1/06                                                 2,650          2,703
   Stater Brothers Holdings,
     10.75%, 8/15/06                                                2,500          2,550
----------------------------------------------------------------------------------------
                                                                                  13,998
----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.4%
   Appleton Papers, Inc.,
     12.50%, 12/15/08                                               2,500          2,819
   Smurfit-Stone Container Corp.,
     8.25%, 10/1/12                                                 2,500          2,675
----------------------------------------------------------------------------------------
                                                                                   5,494
----------------------------------------------------------------------------------------
GAMING - 5.3%
   Alliance Gaming Corp.,
     10.00%, 8/1/07                                                 4,000          4,190
   Aztar Corp.,
     9.00%, 8/15/11                                                 3,000          3,113
   MGM Mirage,
     8.50%, 9/15/10                                                 3,000          3,315
   Park Place Entertainment Corp.,
     9.38%, 2/15/07                                                 3,000          3,210
   Station Casinos, Inc.,
     9.88%, 7/1/10                                                  3,000          3,292
   Turning Stone Casino Resort Enterprise,(1)
     9.13%, 12/15/10                                                1,350          1,411
   Wynn Las Vegas LLC/Wynn Las Vegas
     Capital Corp.,
     12.00%, 11/1/10                                                2,000          2,090
----------------------------------------------------------------------------------------
                                                                                  20,621
----------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.7%
   Advanced Medical Optics, Inc.,
     9.25%, 7/15/10                                                 2,500          2,600
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 80.2% - CONTINUED
HEALTHCARE-SERVICES - 2.5%
   Healthsouth Corp.,
     10.75%, 10/1/08                                               $3,000           $375
   Pacificare Health Systems,
     10.75%, 6/1/09                                                 3,000          3,255
   Province Healthcare Co.,
     4.50%, 11/20/05                                                2,350          2,168
   Triad Hospitals, Inc.,
     8.75%, 5/1/09                                                  1,500          1,620
     11.00%, 5/15/09                                                  850            939
   Vanguard Health Systems, Inc.,
     9.75%, 8/1/11                                                  1,500          1,425
----------------------------------------------------------------------------------------
                                                                                   9,782
----------------------------------------------------------------------------------------
HOME BUILDERS - 2.3%
   D.R. Horton,
     10.00%, 4/15/06                                                2,500          2,509
   Standard-Pacific Corp.,
     9.25%, 4/15/12                                                 1,750          1,781
   WCI Communities, Inc.,
     10.63%, 2/15/11                                                2,500          2,550
   William Lyon Homes, Inc.,
     10.75%, 4/1/13                                                 2,250          2,222
----------------------------------------------------------------------------------------
                                                                                   9,062
----------------------------------------------------------------------------------------
IRON/STEEL - 0.8%
   United States Steel LLC,
     10.75%, 8/1/08                                                 3,000          2,925
----------------------------------------------------------------------------------------
LODGING - 1.9%
   Hammons (John Q.) Hotels, Inc.,
     8.88%, 5/15/12                                                 2,500          2,437
   Hilton Hotels Corp.,
     7.63%, 12/1/12                                                 2,500          2,506
   HMH Properties,
     7.88%, 8/1/08                                                  2,500          2,350
----------------------------------------------------------------------------------------
                                                                                   7,293
----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.5%
   Joy Global, Inc.,
     8.75%, 3/15/12                                                 3,000          3,150
   Manitowoc Co.,
     10.50%, 8/1/12                                                $2,750         $2,874
----------------------------------------------------------------------------------------
                                                                                   6,024
----------------------------------------------------------------------------------------
MEDIA - 6.4%
   Allbritton Communications Co.,(1)
     7.75%, 12/15/12                                                3,350          3,409
   American Media Operation, Inc., Series B,
     10.25%, 5/1/09                                                 3,000          3,240
   Block Communications, Inc.,
     9.25%, 4/15/09                                                 2,500          2,662
   Dex Media East LLC/Dex Media
     East Finance Co.,(1)
     12.13%, 11/15/12                                               3,350          3,903
   Gray Television, Inc.,
     9.25%, 12/15/11                                                3,000          3,251
   Houghton Mifflin Co.,(1)
     9.88%, 2/1/13                                                  3,000          3,240
   TransWestern Publishing Co.,
     9.63%, 11/15/07                                                3,500          3,653
   Xm Satellite Radio, Inc.,
     0.00%, 12/31/09                                                3,000          1,620
----------------------------------------------------------------------------------------
                                                                                  24,978
----------------------------------------------------------------------------------------
MINING - 0.7%
   Freeport-McMoRan Copper & Gold, Inc.,(1)
     10.13%, 2/1/10                                                 2,750          2,850
----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 3.3%
   Chesapeake Energy Corp.,(1)
     7.50%, 9/15/13                                                   500            511
   Comstock Resources, Inc.,
     11.25%, 5/1/07                                                 3,000          3,210
   Denbury Resources, Inc.,(1)
     7.50%, 4/1/13                                                  2,100          2,100
   Magnum Hunter Resources, Inc.,
     9.60%, 3/15/12                                                 3,250          3,486
   Swift Energy Co.,
     9.38%, 5/1/12                                                  3,500          3,561
----------------------------------------------------------------------------------------
                                                                                  12,868
----------------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.3%
   AmeriGas Partners LP,
     8.88%, 5/20/11                                                 5,000          5,300
   Dresser, Inc.,
     9.38%, 4/15/11                                                 2,500          2,463

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 61 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 80.2% - CONTINUED
OIL & GAS SERVICES - 3.3% - (CONTINUED)
   Ferrellgas Partners LP,
     8.75%, 6/15/12                                                $2,000         $2,090
   Key Energy Services, Inc., Series B,
     14.00%, 1/15/09                                                2,703          3,054
----------------------------------------------------------------------------------------
                                                                                  12,907
----------------------------------------------------------------------------------------
OIL REFINING & MARKETING - 0.7%
   Tesoro Petroleum Corp.,
     9.63%, 11/1/08                                                 2,975          2,574
----------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.6%
   Radnor Holdings Corp.,(1)
     11.00%, 3/15/10                                                2,500          2,425
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.2%
   aaiPharma, Inc.,
     11.00%, 4/1/10                                                 3,000          3,060
   Athena Neurosciences Finance LLC,
     7.25%, 2/21/08                                                 2,625          1,621
----------------------------------------------------------------------------------------
                                                                                   4,681
----------------------------------------------------------------------------------------
PIPELINES - 2.1%
   EL Paso Corp.,
     7.88%, 6/15/12(1)                                              4,485          3,678
     7.75%, 1/15/32                                                 1,925          1,376
   Williams Cos., Inc.,(1)
     8.75%, 3/15/32                                                 3,500          2,940
----------------------------------------------------------------------------------------
                                                                                   7,994
----------------------------------------------------------------------------------------
REAL ESTATE - 0.9%
   LNR Property Corp.,
     10.50%, 1/15/09                                                3,500          3,666
----------------------------------------------------------------------------------------
REITS - 1.7%
   iStar Financial, Inc.,
     8.75%, 8/15/08                                                 1,500          1,610
   MeriStar Hospitality Operating Partnership
     LP/MeriStar Hospitality Finance Corp.,
     10.50%, 6/15/09                                                2,050          1,835
   Tanger Properties LP,
     9.13%, 2/15/08                                                 3,000          3,072
----------------------------------------------------------------------------------------
                                                                                   6,517
----------------------------------------------------------------------------------------
REMEDIATION SERVICES - 2.5%
   Allied Waste N.A., Inc.,
     10.00%, 8/1/09                                                 1,000          1,038
     9.25%, 9/1/12(1)                                               2,500          2,659
   Casella Waste Systems, Inc.,(1)
     9.75%, 2/1/13                                                  2,525          2,689
   Synagro Technologies, Inc.,
     9.50%, 4/1/09                                                 $3,000         $3,210
----------------------------------------------------------------------------------------
                                                                                   9,596
----------------------------------------------------------------------------------------
RETAIL - 3.4%
   Hollywood Entertainment Corp.,
     9.63%, 3/15/11                                                 2,600          2,711
   Mothers Work, Inc.,
     11.25%, 8/1/10                                                 1,500          1,631
   Office Depot, Inc.,
     10.00%, 7/15/08                                                2,500          2,853
   Rite Aid Corp.,
     11.25%, 7/1/08                                                 2,050          2,030
   Tricon Global Restaurants, Inc.,
     8.88%, 4/15/11                                                 3,500          3,946
----------------------------------------------------------------------------------------
                                                                                  13,171
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 2.6%
   AMI Semiconductor, Inc.,(1)
     10.75%, 2/1/13                                                 2,000          2,100
   Amkor Technology, Inc.,
     9.25%, 5/1/06                                                  2,000          1,960
   Chippac International Co. Ltd.,
     12.75%, 8/1/09                                                 2,500          2,775
   ON Semiconductor Corp.,(1)
     12.00%, 3/15/10                                                3,000          3,165
----------------------------------------------------------------------------------------
                                                                                  10,000
----------------------------------------------------------------------------------------
SPECIAL PURPOSE - 1.0%
   Aircraft Finance Trust, Subordinated Bonds,
     Series 1999 - 1A, Class D,(1)
     11.75%, 11/12/02                                               4,785          3,762
----------------------------------------------------------------------------------------
SUPERMARKETS - 0.5%
   Roundy's, Inc.,
     8.88%, 6/15/12                                                 2,000          1,990
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
   Madison River Finance Corp., Senior Notes,
     13.25%, 3/1/10                                                 2,000          1,610
   Qwest Services Corp.,(1)
     13.00%, 12/15/07                                               2,750          2,894
----------------------------------------------------------------------------------------
                                                                                   4,504
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.8%
   Alamosa Delaware, Inc.,
     12.50%, 2/1/11                                                 1,455            684

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
CORPORATE BONDS - 80.2% - CONTINUED
TELECOMMUNICATIONS SERVICES - 1.8% - (CONTINUED)
   Nextel Communications, Inc., Senior Notes,
     9.38%, 11/15/09                                               $3,000         $3,150
   Triton PCS, Inc.,
     0.00%, 5/1/08                                                  2,050          1,876
     9.38%, 2/1/11                                                  1,450          1,262
----------------------------------------------------------------------------------------
                                                                                   6,972
----------------------------------------------------------------------------------------
TOBACCO - 0.6%
   DIMON, Inc.,
     9.63%, 10/15/11                                                2,160          2,365
----------------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
   Overseas Shipholding Group,(1)
     8.25%, 3/15/13                                                 3,500          3,487
----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
----------------------------------------------------------------------------------------
(COST $304,177)                                                                  311,604

FOREIGN ISSUER BONDS - 8.6%
AEROSPACE/DEFENSE - 0.8%
   Dunlop Standard Aerospace Holdings PLC,
     Senior Notes,
     11.88%, 5/15/09                                                3,000          2,985
----------------------------------------------------------------------------------------
CHEMICALS - 0.4%
   Avecia Group PLC,
     11.00%, 7/1/09                                                 1,800          1,530
----------------------------------------------------------------------------------------
COMPUTERS - 0.8%
   Seagate Technology Hdd Holdings,
     8.00%, 5/15/09                                                 2,850          2,985
----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.0%
   Abitibi-Consolidated, Inc.,
     8.85%, 8/1/30                                                  5,000          5,273
   Norske Skog Canada Ltd.,
     8.63%, 6/15/11                                                 2,500          2,550
----------------------------------------------------------------------------------------
                                                                                   7,823
----------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.8%
   NYCO Holdings 2,
     11.50%, 3/31/13                                                3,150          3,386
----------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.5%
   MDP Acquisitions PLC,(1)
     9.63%, 10/1/12                                                 1,750          1,844
----------------------------------------------------------------------------------------
INSURANCE - 0.4%
   Fairfax Financial Holdings Ltd.,
     8.25%, 10/1/15                                                 2,500          1,500
----------------------------------------------------------------------------------------
TRANSPORTATION - 2.9%
   General Maritime Corp.,(1)
     10.00%, 3/15/13                                               $3,500         $3,570
   Sea Containers Ltd.,
     10.50%, 7/1/03                                                 2,250          2,217
     12.50%, 12/1/04                                                1,250          1,113
     10.75%, 10/15/06                                                 500            341
   Stena AB, Senior Notes,
     8.75%, 6/15/07                                                 2,250          2,292
     9.63%, 12/1/12(1)                                              1,750          1,811
----------------------------------------------------------------------------------------
                                                                                  11,344
----------------------------------------------------------------------------------------
TOTAL FOREIGN ISSUER BONDS
----------------------------------------------------------------------------------------
(COST $33,454)                                                                    33,397

                                                                   NUMBER         VALUE
                                                                  OF SHARES       (000S)
WARRANTS - 0.2%
   Horizon PCS, Inc., Exp. 10/1/10(1)*                              2,000              -
   IPCS, Inc., Exp. 7/15/10(1)*                                     1,500              -
   Leap Wireless International, Exp. 4/15/10(1)*                    2,500              -
   Leap Wireless, Exp. 4/15/10(1)*                                  2,000              -
   Republic Technologies International Corp.,
     Exp. 7/15/09*                                                  2,500              -
   WRC Media, Inc.(1)*                                              4,059              -
   XM Satellite Radio Holdings, Exp. 12/31/09*                      2,000            651
   XM Satellite Radio, Exp. 3/15/10(1)*                             2,000              -
----------------------------------------------------------------------------------------
TOTAL WARRANTS
----------------------------------------------------------------------------------------
(COST $216)                                                                          651

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 63 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENT - 5.4%
   State Street Bank & Trust,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                                $20,826        $20,826
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------
(COST $20,826)                                                                    20,826

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.4%
----------------------------------------------------------------------------------------
(COST $370,036)                                                                  378,407
   Other Assets less Liabilities - 2.6%                                           10,212
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $388,619

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2003, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $79,518,000 OR 20.5% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2003, the High Yield Fixed Income had outstanding foreign currency contracts as follows:

                                     CONTRACT   CONTRACT
                                      AMOUNT     AMOUNT
                                      (LOCAL      (U.S.     UNREALIZED
CONTRACT                  DELIVERY   CURRENCY)   DOLLARS)      GAIN
  TYPE       CURRENCY       DATE      (000S)      (000S)      (000S)
Buy            Euro        4/2/03     1,305       $1,407       $17
----------------------------------------------------------------------
Total                                                          $17

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003

HIGH YIELD MUNICIPAL FUND

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1%
ALABAMA - 2.8%
   Huntsville Carlton Cove Special Care
     Facilities Financing Authority
     Revenue Bonds, Series A,
     Carlton Cove, Inc. Project,
     8.13%, 11/15/31                                                 $750           $731
   Rainbow City Special Health Care
     Facilities Financing Authority
     Revenue Bonds, Series A,
     Regency Pointe,
     8.25%, 1/1/31                                                    700            720
----------------------------------------------------------------------------------------
                                                                                   1,451
----------------------------------------------------------------------------------------
ALASKA - 0.5%
   Alaska Industrial Development & Export
     Authority Power Revenue Bonds
     (AMT), Upper Lynn Canal
     Regional Power,
     5.88%, 1/1/32                                                    300            240
----------------------------------------------------------------------------------------
ARIZONA - 4.7%
   Arizona Health Facilities Authority
     Hospital System Revenue Bonds,
     John C. Lincoln Health Network,
     6.88%, 12/1/20                                                 1,000          1,076
   Coconino County PCR Bonds,
     Series A (AMT), Tucson Electric
     Power Navajo,
     7.13%, 10/1/32                                                   400            411
   Maricopa County PCR Refunding Bonds,
     Series A, El Paso Electric Co. Project,
     6.25%, Mandatory Put 8/1/05                                      500            504
   Peoria IDA Non-Profit Revenue
     Refunding Bonds, Series A,
     Sierra Winds Life,
     6.25%, 8/15/20                                                   500            481
----------------------------------------------------------------------------------------
                                                                                   2,472
----------------------------------------------------------------------------------------
ARKANSAS - 1.2%
   Little Rock Hotel & Restaurant Gross
     Receipts Tax Revenue
     Refunding Bonds,
     7.38%, 8/1/15                                                    500            633
----------------------------------------------------------------------------------------
CALIFORNIA - 2.1%
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/09                                                    500            558
     6.00%, 5/1/14                                                    500            568
----------------------------------------------------------------------------------------
                                                                                   1,126
----------------------------------------------------------------------------------------
COLORADO - 2.0%
   Colorado Health Facilities Authority
     Revenue Bonds, Portercare Adventist
     Health Hospital,
     6.50%, 11/15/31                                                 $500           $537
   Northwest Parkway Public Highway
     Authority Revenue Bonds, Series D,
     First Tier Subordinate,
     7.13%, 6/15/41                                                   500            515
----------------------------------------------------------------------------------------
                                                                                   1,052
----------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.7%
   District of Columbia Revenue Bonds,
     Methodist Home of the District of
     Columbia Issue,
     6.00%, 1/1/20                                                    400            369
----------------------------------------------------------------------------------------
FLORIDA - 8.2%
   Capital Projects Finance Authority
     Continuing Care Retirement
     Community Revenue Bonds, Series A,
     The Glenridge on Palmer Ranch
     Project,
     8.00%, 6/1/32                                                    750            729
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                                    500            537
   Gateway Services Community
     Development District Special
     Assessment Bonds, Series B,
     Sun City Center - Fort Meyers Project,
     5.50%, 12/31/49                                                1,000            988
   Heritage Harbor South Community
     Development District Capital
     Improvement Special Assessment
     Bonds, Series B,
     5.40%, 11/1/08                                                 1,000            998
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                                   380            385
   Poinciana Community Development
     District Special Assessment Bonds,
     Series A,
     7.13%, 5/1/31                                                    500            523

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 65 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
FLORIDA - 8.2% - (CONTINUED)
   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                                                   $125           $127
----------------------------------------------------------------------------------------
                                                                                   4,287
----------------------------------------------------------------------------------------
GEORGIA - 1.5%
   Georgia State G.O. Unlimited Tax Bonds,
     Series D,
     5.75%, 10/1/12                                                   705            811
----------------------------------------------------------------------------------------
ILLINOIS - 6.9%
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University,
     6.00%, 5/15/31                                                   500            516
   Illinois Educational Facilities Authority
     Revenue Bonds, Field Museum of
     Natural History Project,
     4.60%, Mandatory Put 11/1/15                                     800            822
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.25%, 5/1/30                                                    750            759
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside Health
     Systems,
     6.00%, 11/15/32                                                1,000          1,014
   Illinois Health Facilities Authority
     Revenue Bonds, Series A, Lutheran
     Senior Ministries Obligation,
     7.38%, 8/15/31                                                   500            511
----------------------------------------------------------------------------------------
                                                                                   3,622
----------------------------------------------------------------------------------------
INDIANA - 4.3%
   Indiana Development Finance Authority
     Refunding, USX Corp. Project,
     5.25%, Mandatory 12/2/11                                       1,000          1,000
   Indiana Health Facility Financing
     Authority Revenue Bonds, Series A,
     Community Foundation of
     Northwest Indiana,
     6.38%, 8/1/31                                                    500            504
   North Manchester Revenue Bonds,
     Series A, Peabody Retirement
     Community Project,
     7.25%, 7/1/33                                                   $750           $729
----------------------------------------------------------------------------------------
                                                                                   2,233
----------------------------------------------------------------------------------------
IOWA - 1.0%
   Bremer County Healthcare &
     Residential Facilities Revenue Bonds,
     Bartels Lutheran Home Project,
     7.25%, 11/15/29                                                  500            505
----------------------------------------------------------------------------------------
KANSAS - 2.5%
   Olathe Kansas Senior Living Facility
     Revenue Bonds, Series A, Aberdeen
     Village, Inc.,
     8.00%, 5/15/30                                                   500            516
   Wichita Airport Authority Revenue
     Bonds, Series A (AMT), Cessna
     Citation Service Center
     6.25%, 6/15/32                                                   750            775
----------------------------------------------------------------------------------------
                                                                                   1,291
----------------------------------------------------------------------------------------
LOUISIANA - 2.5%
   Beauregard Parish Revenue Refunding
     Bonds, Boise Cascade Corp. Project,
     6.80%, 2/1/27                                                    700            688
   West Feliciana Parish PCR Bonds,
     Gulf States Utilities-II,
     7.70%, 12/1/14                                                   625            639
----------------------------------------------------------------------------------------
                                                                                   1,327
----------------------------------------------------------------------------------------
MARYLAND - 2.0%
   Anne Arundel County Special Obligation
     Revenue Bonds, National Business
     Park Project,
     7.38%, 7/1/28                                                    500            543
   Maryland State Economic Development
     Corp. Student Housing Senior
     Revenue Bonds, Series A,
     University of Maryland,
     5.75%, 10/1/33                                                   500            493
----------------------------------------------------------------------------------------
                                                                                   1,036
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
MASSACHUSETTS - 2.0%
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series B, Briarwood,
     8.25%, 12/1/30                                                  $500           $523
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series E,
     Berkshire Health System,
     6.25%, 10/1/31                                                   500            510
----------------------------------------------------------------------------------------
                                                                                   1,033
----------------------------------------------------------------------------------------
MINNESOTA - 1.4%
   Duluth Economic Development
     Authority Health Care Facilities
     Revenue Bonds, St. Luke's Hospital,
     7.25%, 6/15/32                                                   750            754
----------------------------------------------------------------------------------------
MISSISSIPPI - 1.5%
   Claiborne County PCR Refunding Bonds,
     Systems Energy Resources, Inc.,
     7.30%, 5/1/25                                                    155            158
   Mississippi Business Finance Corp. PCR
     Refunding Bonds, Systems Energy
     Resources, Inc. Project,
     5.90%, 5/1/22                                                    630            617
----------------------------------------------------------------------------------------
                                                                                     775
----------------------------------------------------------------------------------------
MISSOURI - 2.0%
   Howard Bend Levee District Special
     Tax Bonds,
     5.85%, 3/1/19                                                    500            525
   St. Louis IDA Revenue Bonds, Series A
     (AMT), Senior Lien - St. Louis
     Convention Center Project,
     7.20%, 12/15/28                                                  500            503
----------------------------------------------------------------------------------------
                                                                                   1,028
----------------------------------------------------------------------------------------
NEVADA - 1.0%
   Nevada State Director Department of
     Business & Industry Revenue Bonds,
     Las Vegas Monorail Project,
     Second Tier,
     7.38%, 1/1/40                                                    500            502
----------------------------------------------------------------------------------------
NEW HAMPSHIRE - 1.0%
   New Hampshire Business Finance
     Authority PCR Refunding Bonds,
     Series D (AMT), Public Service Co.
     of New Hampshire,
     6.00%, 5/1/21                                                    500            510
----------------------------------------------------------------------------------------
NEW JERSEY - 2.8%
   New Jersey State Educational Facilities
     Authority Revenue Bonds, Series D,
     Fairleigh Dickinson University,
     6.00%, 7/1/25                                                 $1,000         $1,010
   Tobacco Settlement Financing Corp.
     Revenue Bonds,
     6.75%, 6/1/39                                                    500            460
----------------------------------------------------------------------------------------
                                                                                   1,470
----------------------------------------------------------------------------------------
NEW MEXICO - 0.9%
   New Mexico Educational Assistance
     Foundation Student Loan Revenue
     Bonds, Series II-C (AMT), Second
     Subordinate (Gtd. Student Loans G.O.
     of Foundation Insured),
     6.00%, 12/1/08                                                   445            461
----------------------------------------------------------------------------------------
NEW YORK - 2.6%
   New York City G.O. Unlimited Bonds,
     Series H,
     5.25%, 3/15/18                                                   400            411
   New York City Industrial Development
     Agency Airport Revenue Bonds,
     Series A (AMT), Airis JFK I LLC
     Project,
     5.50%, 7/1/28                                                    500            484
   New York City Industrial Development
     Agency Civic Facilities Revenue
     Bonds, Polytechnic University
     Project,
     6.13%, 11/1/30                                                   500            456
----------------------------------------------------------------------------------------
                                                                                   1,351
----------------------------------------------------------------------------------------
NORTH CAROLINA - 5.0%
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Bonds, Series D,
     6.45%, 1/1/14                                                    385            429
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series B,
     6.13%, 1/1/09                                                    500            557
   North Carolina Municipal Power
     Agency No. 1 Catawba Revenue
     Bonds, Series A,
     5.50%, 1/1/13                                                  1,000          1,091

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 67 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
NORTH CAROLINA - 5.0% - (CONTINUED)
   North Carolina Municipal Power
     Agency No.1 Catawba Electric
     Revenue Bonds, Series B,
     6.38%, 1/1/13                                                   $500           $558
----------------------------------------------------------------------------------------
                                                                                   2,635
----------------------------------------------------------------------------------------
OKLAHOMA - 2.3%
   Langston Economic Development
     Authority Student Housing Revenue
     Bonds, Series A, Langston
     Community Development Corp.,
     7.75%, 8/1/30                                                    500            496
   Oklahoma Development Finance
     Authority Revenue Bonds, Series A,
     Continuing Care Retirement,
     Inverness Village,
     8.00%, 2/1/32                                                    750            725
----------------------------------------------------------------------------------------
                                                                                   1,221
----------------------------------------------------------------------------------------
OREGON - 1.4%
   Klamath Falls Electric Revenue
     Refunding Bonds, Senior Lien -
     Klamath Cogen,
     5.88%, 1/1/16                                                    750            727
----------------------------------------------------------------------------------------
PENNSYLVANIA - 6.7%
   Allegheny County Hospital Development
     Authority Revenue Bonds, Series A,
     Covenant at South Hills Project,
     8.75%, 2/1/31                                                    500            545
   Beaver County IDA PCR Refunding
     Bonds, Series A, Cleveland Electric
     Illuminating Co.,
     7.75%, 7/15/25                                                   100            109
   Carbon County IDA Resource Recovery
     Refunding Bonds (AMT), Panther
     Creek Partners Project,
     6.65%, 5/1/10                                                    500            516
   Montgomery County Higher Education
     & Health Authority Revenue Bonds,
     Series A, Philadelphia Geriatric
     Center,
     7.25%, 12/1/19                                                   500            511
   Pennsylvania Economic Development
     Financing Authority Exempt Facilities
     Revenue Bonds, Series A (AMT),
     Amtrak Project,
     6.13%, 11/1/21                                                   500            449
   Pennsylvania Economic Development
     Financing Authority Exempt Facilities
     Revenue Bonds, Series A (AMT),
     National Gypsum Co.,
     6.25%, 11/1/27                                                  $400           $356
   Pennsylvania State Higher Educational
     Facilities Authority Student Housing
     Revenue Bonds, Series A, Student
     Association, Inc. Project,
     6.75%, 9/1/32                                                    490            512
   Philadelphia Hospitals & Higher
     Education Facilities Revenue Bonds,
     Chestnut Hill College,
     6.00%, 10/1/29                                                   500            483
----------------------------------------------------------------------------------------
                                                                                   3,481
----------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.6%
   Florence County IDR Bonds,
     Stone Container Corp.,
     7.38%, 2/1/07                                                    320            321
----------------------------------------------------------------------------------------
TENNESSEE - 4.1%
   Knox County Health Educational &
     Housing Facilities Board Revenue
     Bonds, Baptist Health System of East
     Tennessee,
     6.50%, 4/15/31                                                   750            772
   Memphis-Shelby County Airport
     Authority Special Facilities Revenue
     Refunding Bonds, Federal
     Express Corp.,
     5.00%, 9/1/09                                                    750            797
   Metropolitan Government Nashville &
     Davidson County Health & Education
     Facilities Board Revenue Bonds,
     Meharry Medical College Project
     (AMBAC Insured), Prerefunded,
     6.88%, 12/1/04                                                   500            557
----------------------------------------------------------------------------------------
                                                                                   2,126
----------------------------------------------------------------------------------------
TEXAS - 11.2%
   Austin City Convention Center Revenue
     Bonds, Series A, Convention
     Enterprise, Inc., First Tier,
     6.70%, 1/1/32                                                    700            729
   Brazos River Authority Revenue
     Refunding Bonds, Class A (AMT),
     Texas Utilities Electric Co. Project,
     7.70%, 4/1/33                                                  1,000          1,037

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
TEXAS - 11.2% - (CONTINUED)
   Dallas County Flood Control District
     No. 1 G.O. Unlimited Refunding
     Bonds,
     7.25%, 4/1/32                                                 $1,000         $1,005
   Gulf Coast Waste Disposal Authority
     Revenue Bonds (AMT), Valero Energy
     Corp. Project,
     6.65%, 4/1/32                                                  1,000          1,001
   Houston Industrial Development Corp.
     Revenue Bonds (AMT), Air Cargo,
     6.38%, 1/1/23                                                    500            491
   Sam Rayburn Texas Municipal Power
     Agency Revenue Refunding Bonds,
     6.00%, 10/1/21                                                   500            519
   Texas State Turnpike Authority Central
     Texas Turnpike Systems Revenue
     Bonds, Series A, First Tier
     (AMBAC Insured),
     5.50%, 8/15/39                                                 1,000          1,061
----------------------------------------------------------------------------------------
                                                                                   5,843
----------------------------------------------------------------------------------------
UTAH - 2.1%
   Utah State G.O. Unlimited Bonds,
     Series F, Prerefunded,
     5.00%, 7/1/07                                                  1,000          1,114
----------------------------------------------------------------------------------------
VERMONT - 0.6%
   Vermont Educational & Health Buildings
     Financing Agency Healthcare Facility
     Revenue Bonds, Copley Manor
     Project,
     6.15%, 4/1/19                                                    500            300
----------------------------------------------------------------------------------------
VIRGINIA - 1.0%
   Charles City County IDA Solid Waste
     Disposal Revenue Bonds (AMT),
     Waste Management, Inc. Project,
     6.25%, Mandatory Put 4/1/12                                      500            518
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $47,820)                                                                    48,625

                                                                 NUMBER           VALUE
                                                                OF SHARES         (000S)
OTHER - 2.7%
   AIM Tax Exempt Cash Reserve Fund                             1,423,205         $1,423
   Federated Tax Free Trust Money
     Market Fund                                                      371              1
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $1,424)                                                                      1,424

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 6.6%
   Valdez Refunding VRDB,
     BP Pipeline, Inc. Project,
     1.15%, 4/1/03                                                 $1,950          1,950
   Lakeland Energy System VRDB,
     Series A,
     1.15%, 4/2/03                                                  1,500          1,500
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $3,450)                                                                      3,450

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.4%
----------------------------------------------------------------------------------------
(COST $52,694)                                                                    53,499
   Liabilities less Other Assets - (2.4)%                                         (1,254)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $52,245

At March 31, 2003, the High Yield Municipal Fund's investments were diversified as follows:

INDUSTRY SECTOR                              PERCENTAGE
Development                                        15.6%
Higher Education                                    7.2
Medical                                            18.1
Pollution                                          10.3
Power                                               9.8
Short-Term Investments                              6.5
All other sectors less than 5%                     32.5
-------------------------------------------------------
Total                                             100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 69 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1%
ALABAMA - 0.2%
   Mobile County Water Sewer & Fire
     Protection Authority Revenue
     Refunding Bonds (FGIC Insured),
     5.25%, 9/1/07                                                 $1,485         $1,539
----------------------------------------------------------------------------------------
ALASKA - 0.0%
   Alaska State Housing Financial Corp.
     Revenue Bonds, Series A
     (G.O. of Corp.),
     6.00%, 12/1/40                                                   310            327
----------------------------------------------------------------------------------------
ARIZONA - 2.6%
   Maricopa County Peoria Unified
     School District No. 11 G.O. Unlimited
     Bonds, Project of 1991, Prerefunded,
     5.60%, 7/1/05                                                  2,000          2,205
   Phoenix Civic Improvement Corp.
     Water System Revenue Bonds,
     Junior Lien (FGIC Insured),
     5.25%, 7/1/10                                                  5,280          5,957
   Salt River Project Agricultural
     Improvement & Power District
     Electricity System Revenue
     Refunding Bonds, Series A,
     Salt River Project,
     5.00%, 1/1/09                                                  2,000          2,223
   Salt River Project Agricultural
     Improvement & Power District
     Electricity System Revenue
     Refunding Bonds, Series C,
     6.50%, 1/1/09                                                  5,000          5,941
   Salt River Project Agricultural
     Improvement & Power District
     Revenue Bonds, Series A,
     5.50%, 1/1/05                                                    540            578
   Salt River Project Agricultural
     Improvement & Power District
     Revenue Bonds, Series A,
     Escrowed to Maturity,
     5.50%, 1/1/05                                                    460            493
----------------------------------------------------------------------------------------
                                                                                  17,397
----------------------------------------------------------------------------------------
CALIFORNIA - 14.8%
   Bay Area Government Association
     Rapid Transit Bart SFO Extension
     Revenue Bonds, Series A, Federal
     Transportation Authority Capital
     Grant (AMBAC Insured),
     5.00%, 6/15/08                                                 3,000          3,009
   California Educational Facilities
     Authority Revenue Refunding
     Bonds, Series A, University of
     Southern California,
     4.75%, 10/1/23                                                $5,000         $5,020
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     5.50%, 5/1/08                                                  5,000          5,583
     5.50%, 5/1/10                                                  5,500          6,138
   California State G.O. Unlimited Bonds
     (AMBAC Insured),
     5.00%, 10/1/18                                                 3,110          3,261
   California State G.O. Unlimited Bonds,
     5.75%, 5/1/30                                                  5,000          5,321
   California State RAN,
     2.50%, 6/20/03                                                 3,000          3,010
   California Statewide Communities
     Development Authority Revenue
     Bonds, Series A, East Campus
     Apartments LLC (ACA Insured),
     5.25%, 8/1/14                                                  2,395          2,557
   Foothill/Eastern Transportation
     Corridor Agency Toll Road Senior
     Lien Capital Appreciation Revenue
     Bonds, Series A,
     Escrowed to Maturity,
     0.00%, 1/1/05                                                  1,000            974
   Los Angeles City G.O. Unlimited Bonds,
     Series A (MBIA Insured),
     5.25%, 9/1/12                                                 10,000         11,367
   Los Angeles City Wastewater Revenue
     Refunding Bonds, Series A (MBIA
     Insured), Prerefunded,
     5.80%, 6/2/03                                                 10,000         10,279
   Los Angeles City Wastewater System
     Revenue Refunding Subordinate
     Bonds, Series A
     (MBIA Insured),
     4.00%, 6/1/13                                                  5,000          5,113
   Los Angeles County Metropolitan
     Transportation Authority Sales Tax
     Revenue Refunding Bonds, Series A,
     Property A-First Tier Senior
     (FSA Insured),
     5.00%, 7/1/18                                                  5,000          5,339

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
CALIFORNIA - 14.8% - (CONTINUED)
   Los Angeles County Schools
     Regionalized Business Services
     Corp. COP, Series B, County Schools
     Pooled Financing Program
     (AMBAC Insured),
     5.13%, 9/1/31                                                 $2,000         $2,002
   Los Angeles Department of Water &
     Power Waterworks Revenue Bonds,
     Series A (FGIC Insured),
     5.00%, 7/1/38                                                  5,000          5,059
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series A
     (MBIA Insured),
     5.38%, 7/1/17                                                  2,000          2,229
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series D
     (FGIC Insured), Prerefunded,
     5.63%, 7/1/10                                                  5,000          5,837
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series F,
     Election of 1997 (FGIC Insured),
     4.75%, 7/1/23                                                  3,700          3,721
   Menlo Park G.O. Unlimited Bonds,
     5.25%, 8/1/27                                                  1,000          1,049
   San Francisco City & County Public
     Utilities Commission Clean Water
     Revenue Refunding Bonds, Series A
     (MBIA Insured),
     4.00%, 10/1/11                                                 5,000          5,220
   Santa Clara County Financing
     Authority Special Obligation
     Revenue Bonds, Measure B
     Transportation Improvement
     Program,
     5.00%, 8/1/06                                                  3,500          3,810
   Southern California Public Power
     Authority Revenue Bonds, Series A-
     2003-1, Magnolia Power Project
     (AMBAC Insured),
     5.00%, 7/1/33                                                  1,000          1,018
   Southern California Public Power
     Authority Revenue Refunding
     Bonds, Series A, San Juan Unit 3
     (FSA Insured),
     5.38%, 1/1/10                                                  2,000          2,265
----------------------------------------------------------------------------------------
                                                                                  99,181
----------------------------------------------------------------------------------------
  COLORADO - 1.6%
     Arapahoe County School District No. 5
     Cherry Creek G.O. Unlimited
     Refunding Bonds, Series A
     (State Aid Withholding),
     5.25%, 12/15/04                                               $5,040         $5,180
   Denver City & County Revenue
     Refunding Bonds, Series E (AMT)
     (FGIC Insured),
     5.50%, 11/15/18                                                1,000          1,062
   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds, Series B (MBIA Insured),
     6.75%, 4/1/03                                                  2,000          2,000
   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds, Sewer Project,
     5.45%, 4/1/12                                                  2,000          2,221
----------------------------------------------------------------------------------------
                                                                                  10,463
----------------------------------------------------------------------------------------
CONNECTICUT - 1.2%
   Connecticut State G.O. Unlimited
     Bonds, Series A, Recovery Note,
     2.00%, 12/1/03                                                 5,000          5,030
   New Haven G.O. Unlimited Bonds,
     Series C (MBIA Insured),
     Prerefunded,
     5.13%, 11/1/12                                                 2,500          2,835
----------------------------------------------------------------------------------------
                                                                                   7,865
----------------------------------------------------------------------------------------
FLORIDA - 3.4%
   Dade County Water & Sewer System
     Revenue Bonds (FGIC Insured),
     6.25%, 10/1/06                                                 3,375          3,871
   Florida State Division of Board Finance
     Department General Services
     Revenue Bonds, Department of
     Environmental Preservation 2000-A
     (AMBAC Insured), Prerefunded,
     5.50%, 7/1/05                                                  3,000          3,301
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                                   955            968

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 71 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
FLORIDA - 3.4% - (CONTINUED)
   Miami-Dade County School Board COP,
     Series B (MBIA Insured),
     5.00%, Mandatory Put 5/1/11                                   $5,000         $5,448
   Orlando City Utilities Commission
     Water & Electric Revenue
     Refunding Bonds, Series A,
     5.00%, 10/1/14                                                 2,000          2,111
   Sunrise Utility System Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/15                                                 6,020          6,817
   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                                                    250            254
----------------------------------------------------------------------------------------
                                                                                  22,770
----------------------------------------------------------------------------------------
GEORGIA - 6.3%
   Cherokee County School System G.O.
     Unlimited Bonds (MBIA State Aid
     Withholding Insured),
     5.00%, 8/1/16                                                  2,000          2,168
   Fulton County Facilities Corp. COP,
     Fulton County Public Purpose
     Project (AMBAC Insured),
     5.50%, 11/1/18                                                 6,500          7,176
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series B,
     Non-Callable Certificates
     (MBIA-IBC-BNY Insured),
     6.38%, 1/1/16                                                 20,000         24,593
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     6.40%, 1/1/07                                                  1,780          2,024
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series W,
     Escrowed to Maturity,
     6.40%, 1/1/07                                                    220            254
   Georgia State G.O. Unlimited Bonds,
     7.10%, 9/1/09                                                  5,000          6,204
----------------------------------------------------------------------------------------
                                                                                  42,419
----------------------------------------------------------------------------------------
ILLINOIS - 7.4%
   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                                 $5,000         $5,585
   Chicago City Park District Parking
     Facilities Revenue Bonds
     (ACA Insured), Prerefunded,
     6.25%, 1/1/10                                                  5,480          6,480
   Chicago City Wastewater Transmission
     Second Lien Revenue Bonds
     (MBIA Insured), Prerefunded,
     6.00%, 1/1/10                                                  1,000          1,179
     6.00%, 1/1/10                                                  1,000          1,179
   Chicago Public Building Commission
     Building Revenue Bonds, Chicago
     Transit Authority (AMBAC Insured),
     5.00%, 3/1/12                                                  3,000          3,303
   Cook County G.O. Unlimited Refunding
     Bonds, Series B (FGIC Insured),
     5.13%, 11/15/12                                                3,000          3,297
   Illinois Development Finance Authority
     Economic Development Revenue
     Bonds, Latin School of
     Chicago Project,
     5.60%, 8/1/18                                                    500            513
   Illinois Development Finance Authority
     Revenue Bonds, Series B,
     Midwestern University Project,
     5.75%, 5/15/16                                                   500            532
   Illinois Educational Facilities Authority
     Revenue Bonds, Field Museum of
     Natural History Project,
     4.60%, Mandatory Put 11/1/15                                   4,250          4,367
   Illinois Educational Facilities Authority
     Revenue Bonds, Northwestern
     University Project,
     4.95%, Mandatory Put 11/1/08                                   3,300          3,651
   Illinois Educational Facilities Authority
     Revenue Bonds, Reserve 3,
     4.75%, Mandatory Put 3/1/07                                    1,750          1,892
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.00%, 5/1/22                                                    750            748

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
ILLINOIS - 7.4% - (CONTINUED)
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside
     Health System,
     6.00%, 11/15/32                                               $1,000         $1,013
   Regional Transportation Authority
     Revenue Bonds, Series A
     (FGIC Insured - G.O. of Authority),
     Prerefunded,
     5.85%, 6/1/03                                                 10,000         10,279
   University of Illinois Revenue Bonds,
     Auxiliary Facilities System,
     Prerefunded,
     5.88%, 10/1/03                                                 5,000          5,219
----------------------------------------------------------------------------------------
                                                                                  49,237
----------------------------------------------------------------------------------------
INDIANA - 0.1%
   Indiana Development Finance
     Authority Environmental Refunding,
     USX Corp. Project,
     5.25%, Mandatory Put 12/2/11                                   1,000          1,000
----------------------------------------------------------------------------------------
IOWA - 0.6%
   Iowa Finance Authority Hospital
     Facility Revenue Bonds, Mercy
     Medical Center Project
     (FSA Insured),
     6.00%, 8/15/15                                                 3,610          4,086
----------------------------------------------------------------------------------------
 KANSAS - 0.6%
   Johnson County Unified School District
     No. 231 G.O. Unlimited Improvement
     & Refunding Bonds, Series A
     (FSA Insured),
     5.50%, 10/1/15                                                   700            812
   Wichita Hospital Improvement
     Facilities Revenue Refunding Bonds,
     Series III,
     5.25%, 11/15/15                                                1,385          1,466
     6.25%, 11/15/18                                                1,600          1,782
----------------------------------------------------------------------------------------
                                                                                   4,060
----------------------------------------------------------------------------------------
KENTUCKY - 1.2%
   Carrollton & Henderson Counties
     Public Energy Authority Gas
     Revenue Bonds, Series A
     (FSA Insured),
     4.00%, 1/1/05                                                  2,665          2,783
   Kentucky State Property & Buildings
     Commission Revenue Refunding
     Bonds, Project No. 55,
     5.00%, 9/1/09                                                  2,500          2,588
   Kentucky State Property & Buildings
     Commission Revenue Refunding
     Bonds, Series A, Project No. 69
     (FSA Insured),
     5.25%, 8/1/09                                                 $2,500         $2,828
----------------------------------------------------------------------------------------
                                                                                   8,199
----------------------------------------------------------------------------------------
MARYLAND - 0.7%
   Maryland State & Local Facilities Loan
     G.O. Unlimited Bonds, Third Series,
     5.60%, 10/15/05                                                3,500          3,721
   Montgomery County G.O. Unlimited
     Bonds,
     8.60%, 5/1/03                                                  1,000          1,006
----------------------------------------------------------------------------------------
                                                                                   4,727
----------------------------------------------------------------------------------------
MASSACHUSETTS - 7.4%
   Lawrence City G.O. Limited Bonds
     (AMBAC Insured- State Aid
     Withholding),
     5.50%, 2/1/16                                                  2,625          2,927
   Massachusetts State College Building
     Authority Capital Appreciation
     Revenue Refunding Bonds, Series B
     (XLCA Insured),
     0.00%, 5/1/16                                                  2,425          1,329
   Massachusetts State College Building
     Authority Revenue Refunding
     Bonds, Series B (XLCA Insured),
     5.38%, 5/1/20                                                  1,825          2,028
     5.38%, 5/1/23                                                  2,125          2,313
   Massachusetts State Consolidated
     Loan G.O. Limited Bonds, Series C
     (FSA Insured - G.O. of
     Commonwealth),
     5.50%, 11/1/10                                                 8,000          9,179
   Massachusetts State Consolidated
     Loan G.O. Unlimited Bonds, Series B,
     5.75%, 6/1/10                                                  3,000          3,445
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B, Caritas
     Christi Obligation,
     6.75%, 7/1/16                                                  5,000          5,264
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B, Partners
     Healthcare System,
     5.25%, 7/1/12                                                  3,450          3,716

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 73 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
MASSACHUSETTS - 7.4% - (CONTINUED)
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Wellesley College,
     5.00%, 7/1/33                                                 $2,000         $2,040
   Massachusetts State Housing Finance
     Agency Revenue Bonds, Series B,
     3.70%, 12/1/09                                                10,000         10,189
     4.15%, 6/1/11                                                  5,000          5,068
   Massachusetts State Water Pollution
     Abatement Pooled Program
     Revenue Bonds, Series B,
     5.00%, 8/1/11                                                  2,000          2,216
----------------------------------------------------------------------------------------
                                                                                  49,714
----------------------------------------------------------------------------------------
MICHIGAN - 0.7%
   Michigan State Strategic Fund Ltd.
     Obligation Revenue Refunding
     Bonds, Series CC, Detroit Edison Co.
     Project (AMBAC Insured),
     4.85%, Mandatory Put 9/1/11                                    4,500          4,888
----------------------------------------------------------------------------------------
MINNESOTA - 0.2%
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     Series A (MBIA Insured),
     5.35%, 7/1/17                                                    990          1,027
----------------------------------------------------------------------------------------
MISSOURI - 0.3%
   Missouri State G.O. Unlimited Bonds,
     Series A, Fourth State Building,
     7.00%, 4/1/03                                                  2,000          2,000
----------------------------------------------------------------------------------------
MONTANA - 0.8%
   Forsyth Revenue Refunding Bonds,
     Puget Sound Power & Light Co.
     Project (MBIA Insured),
     5.88%, 4/1/20                                                  5,000          5,100
----------------------------------------------------------------------------------------
NEVADA - 0.1%
   Clark County Revenue Bonds, Class A,
     Las Vegas McCarran International
     Airport (AMBAC Insured),
     5.80%, 7/1/03                                                    545            551
----------------------------------------------------------------------------------------
NEW JERSEY - 0.3%
   New Jersey State Health Care
     Facilities Financing Authority
     Revenue Refunding Bonds,
     Atlantic City Medical Center,
     6.25%, 7/1/17                                                 $1,000         $1,109
   New Jersey State Transit Corp.
     Revenue Capital Grant Anticipation
     Notes, Series A (AMBAC Insured),
     5.13%, 2/1/04                                                    950            953
----------------------------------------------------------------------------------------
                                                                                   2,062
----------------------------------------------------------------------------------------
NEW MEXICO - 0.9%
     Santa Fe City Gross Receipts TRB,
     6.00%, 6/1/11                                                  5,250          5,998
----------------------------------------------------------------------------------------
NEW YORK - 18.3%
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     6.13%, 4/1/10                                                  3,815          4,538
   Nassau County Interim Finance
     Authority Revenue Bonds, Series A,
     Sales Tax Secured,
     5.63%, 11/15/20                                                5,000          5,430
   New York City G.O. Unlimited Bonds,
     Series A,
     6.00%, 5/15/19                                                 3,000          3,232
   New York City G.O. Unlimited
     Refunding Bonds, Series B,
     5.25%, 8/1/09                                                  1,000          1,092
   New York City Health & Hospital Corp.
     Revenue Bonds, Series A,
     Health System
     (AMBAC Insured G.O. of Corp.),
     5.25%, 2/15/12                                                12,745         14,226
   New York City IDA Special Airport
     Facilities Revenue Bonds, Series A
     (AMT) Airis JFK I LLC Project,
     6.00%, 7/1/27                                                    500            501
   New York City Municipal Water &
     Sewer Finance Authority Revenue
     Bonds, Series A,
     5.13%, 6/15/15                                                 5,000          5,393
     5.00%, 6/15/29                                                 2,500          2,522

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
NEW YORK - 18.3% - (CONTINUED)
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (AMBAC-TCRS Insured),
     5.13%, 6/15/21                                                $2,000         $2,057
   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (MBIA-IBC Insured)
     5.63%, 6/15/19                                                 2,000          2,208
   New York City Transit Authority
     Metropolitan Transportation
     Authority Triborough COP, Series A
     (AMBAC Insured),
     5.25%, 1/1/29                                                 10,000         10,347
   New York City Transitional Finance
     Authority Revenue Bonds, Series C,
     Future Tax Secured,
     5.88%, 11/1/14                                                 5,000          5,788
   New York State Dormitory Authority
     Revenue Bonds, Series A,
     Consolidated City University
     (AMBAC-TCRS Insured),
     5.75%, 7/1/13                                                  5,100          5,938
   New York State Dormitory Authority
     Revenue Bonds, Series B
     (FGIC Insured),
     5.25%, Mandatory Put 5/15/12                                   8,525          9,426
   New York State Dormitory Authority
     Revenue Bonds, Series B,
     5.25%, Mandatory Put 5/15/12                                   5,000          5,448
   New York State Dormitory Authority
     Revenue Bonds, Series C, State
     University Educational Facilities
     (FSA Insured),
     5.75%, 5/15/17                                                 4,000          4,740
   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     6.00%, 6/15/16                                                 1,500          1,728
   New York State G.O. Unlimited
     Refunding Bonds, Series C,
     6.00%, 10/1/06                                                 2,000          2,218
   New York State Housing Finance
     Agency Revenue Bonds, Series A,
     Economic Development & Housing,
     5.25%, 3/15/17                                                 2,240          2,430
   New York State Mortgage Agency
     Revenue Bonds, 26th Series,
     5.85%, 4/1/17                                                 $1,120         $1,220
   New York State Power Authority G.O.
     Unlimited Revenue & General
     Purpose Bonds,
     2.90%, Mandatory Put 9/2/03                                    5,000          5,034
   New York State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds, Series A
     (FSA Insured), Prerefunded,
     6.00%, 4/1/10                                                  1,000          1,190
   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured),
     5.38%, 4/1/18                                                  2,500          2,700
   New York State Urban Development
     Corp. Revenue Bonds, Series A,
     5.00%, Mandatory Put 1/1/11                                    6,465          6,963
   New York State Urban Development
     Corp. Subordinate Lien Revenue
     Bonds (G.O. of Corp.),
     5.50%, 7/1/16                                                  1,250          1,366
   Port Authority New York & New Jersey
     Revenue Bonds, Series 94
     (G.O. of Authority),
     5.70%, 12/1/10                                                 3,000          3,237
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 127
     (AMT) (AMBAC Insured - G.O. of
     Authority),
     5.50%, 12/15/12                                                1,735          1,955
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 128
     (FSA Insured - G.O. of Authority),
     4.00%, 11/1/11                                                 3,910          4,067
     5.00%, 11/1/32                                                 5,000          5,137
----------------------------------------------------------------------------------------
                                                                                 122,131
----------------------------------------------------------------------------------------
NORTH CAROLINA - 4.3%
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series A,
     5.20%, 1/1/10                                                  2,505          2,672

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 75 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
NORTH CAROLINA - 4.3% - (CONTINUED)
   North Carolina Eastern Municipal
     Power Agency Power System
     Revenue Refunding Bonds, Series B,
     6.00%, 1/1/06                                                 $1,500         $1,636
     6.13%, 1/1/09                                                  9,425         10,498
   North Carolina Municipal Power
     Agency No. 1 Catawba Electric
     Revenue Refunding Bonds,
     (MBIA-IBC Insured),
     5.75%, 1/1/15                                                  7,410          7,412
   North Carolina Municipal Power
     Agency No. 1 Catawba Revenue
     Bonds, Series A,
     5.50%, 1/1/12                                                  5,805          6,388
----------------------------------------------------------------------------------------
                                                                                  28,606
----------------------------------------------------------------------------------------
OHIO - 2.1%
     Akron City G.O.Limited Bonds,
     5.75%, 12/1/17                                                 1,000          1,119
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series C (AMT), Residential
     Mortgage-Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                                  1,850          1,903
   Ohio State G.O. Unlimited Refunding &
     Improvement Bonds, Series A,
     Infrastructure,
     5.00%, 8/1/10                                                 10,000         11,170
----------------------------------------------------------------------------------------
                                                                                  14,192
----------------------------------------------------------------------------------------
OREGON - 0.9%
   Port of Portland Revenue Bonds,
     Series A, Portland International
     Airport (AMBAC Insured),
     5.50%, 7/1/24                                                  2,000          2,116
   Portland City Airport Way Urban
     Renewal & Redevelopment Tax
     Increment Bonds, Series A
     (AMBAC Insured),
     6.00%, 6/15/16                                                 3,450          4,021
----------------------------------------------------------------------------------------
                                                                                   6,137
----------------------------------------------------------------------------------------
PENNSYLVANIA - 3.9%
   Allegheny County Port Authority
     Transportation Special Revenue
     Bonds (MBIA Insured), Prerefunded,
     6.00%, 3/1/09                                                  2,565          3,025
   Delaware River Joint Toll Bridge
     Commission Revenue Bonds,
     5.25%, 7/1/12                                                 $5,000         $5,534
   Montgomery County IDA Revenue
     Bonds, Series A, Montenay Project
     (MBIA Insured),
     5.00%, 11/1/11                                                 5,000          5,510
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.13%, 11/1/21                                                 1,200          1,078
   Pennsylvania Housing Finance Agency
     SFM Revenue Bonds, Series 72A
     (AMT),
     4.80%, 4/1/12                                                    750            782
   Pennsylvania State COP Bonds,
     Series A (AMBAC Insured),
     5.00%, 7/1/15                                                  2,000          2,057
   Pennsylvania State Higher Education
     Revenue Bonds, Capital Acquisition
     (MBIA Insured - G.O. of Agency),
     Prerefunded,
     6.00%, 12/15/10                                                1,815          2,158
     6.13%, 12/15/10                                                1,925          2,306
   Pennsylvania State Higher Educational Bonds,
     Facilities Authority Revenue
     Series A, UPMC Health System,
     6.00%, 1/15/22                                                 2,000          2,084
   Pennsylvania State Intergovernmental
     Cooperative Authority Special TRB,
     City of Philadelphia Funding
     Program (FGIC Insured),
     Prerefunded,
     6.75%, 6/15/05                                                 1,300          1,451
----------------------------------------------------------------------------------------
                                                                                  25,985
----------------------------------------------------------------------------------------
PUERTO RICO - 0.8%
   Puerto Rico Commonwealth TRAN,
     2.50%, 7/30/03                                                 5,000          5,024
----------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.8%
   South Carolina State Public Service
     Authority Revenue Refunding
     Bonds, Series B (FGIC Insured),
     6.50%, 1/1/05                                                  5,000          5,437
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 93.1% - CONTINUED
TENNESSEE - 0.5%
   Memphis-Shelby County Airport
     Authority General Revenue Bonds,
     Series D (AMT) (AMBAC Insured),
     6.25%, 3/1/15                                                 $2,000         $2,273
   Shelby County Health, Educational &
     Housing Facilities Board Revenue
     Bonds, St. Jude's Children's
     Research,
     4.65%, 7/1/04                                                    700            725
----------------------------------------------------------------------------------------
                                                                                   2,998
----------------------------------------------------------------------------------------
TEXAS - 3.1%
   Austin City Utilities System Revenue
     Refunding Bonds (FSA Insured),
     5.13%, 11/15/17                                                3,000          3,196
   Ennis Independent School District 903
     G.O. Unlimited Capital Appreciation
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/26                                                 3,365            877
   Frisco Independent School District
     Building G.O. Unlimited Bonds
     (PSF Gtd.),
     6.50%, 8/15/14                                                 1,535          1,865
   Harris County Health Facilities
     Development Authority Revenue
     Bonds, Series A, Christus Health
     (MBIA Insured),
     5.25%, 7/1/07                                                    500            552
   Harris County Toll Road Senior
     Subordinate Lien Revenue
     Refunding Bonds (AMBAC Insured),
     4.95%, 8/15/06                                                 7,450          7,945
   Sam Rayburn Texas Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                                 1,000          1,080
     6.00%, 10/1/16                                                 1,000          1,069
     6.00%, 10/1/21                                                 1,250          1,298
   San Antonio Electricity & Gas
     Revenue Bonds, Series A,
     5.25%, 2/1/14                                                  1,625          1,774
   San Antonio Electricity & Gas Revenue
     Bonds, Series A, Prerefunded,
     5.25%, 2/1/09                                                   $875           $995
----------------------------------------------------------------------------------------
                                                                                  20,651
----------------------------------------------------------------------------------------
VIRGIN ISLANDS - 0.5%
   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts
     Tax Lien Note,
     5.63%, 10/1/10                                                 3,000          3,251
----------------------------------------------------------------------------------------
VIRGINIA - 2.9%
   Virginia Housing Development
     Authority Commonwealth Mortgage
     Revenue Bonds, Subseries J-1
     (MBIA Insured - G.O. of Authority),
     4.05%, 7/1/07                                                  5,000          5,309
     4.75%, 1/1/12                                                  3,000          3,132
     4.88%, 7/1/13                                                  5,265          5,550
   Virginia Public School Authority
     Revenue Bonds, Series B, School
     Financing - 1997 Resolution,
     5.00%, 8/1/13                                                  5,000          5,514
----------------------------------------------------------------------------------------
                                                                                  19,505
----------------------------------------------------------------------------------------
WASHINGTON - 3.6%
   King County Sewer Revenue Bonds,
     Second Series (FGIC Insured),
     6.25%, 1/1/15                                                  5,020          5,892
   Washington Public Power Supply
     System Revenue Refunding Bonds,
     Series A, Nuclear Project No. 2,
     5.25%, 7/1/08                                                  5,000          5,318
   Washington State G.O. Unlimited
     Bonds, Series D, Motor Vehicle
     Fuel Tax (FGIC Insured),
     5.38%, 1/1/22                                                  1,250          1,288
   Washington State G.O. Unlimited
     Bonds, Series S-4,
     5.75%, 1/1/12                                                 10,000         11,391
----------------------------------------------------------------------------------------
                                                                                  23,889
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $597,332)                                                                  622,416

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 77 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                                 NUMBER           VALUE
                                                                OF SHARES         (000S)
OTHER - 1.7%
   AIM Tax Exempt Cash Reserve Fund                             4,478,732         $4,479
   Dreyfus Tax-Exempt Cash
     Management Fund                                            7,223,732          7,223
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $11,702)                                                                    11,702

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 6.0%
   Alachua County Health Facility
     Authority Continuing Care VRDB,
     Series A, Oak Hammock University
     of Florida Project,
     (BNP Paribas LOC),
     1.15%, 4/1/03                                                 $4,000          4,000
   Clarksville Public Building Authority
     Adjustable Revenue VRDB, Pooled
     Financing - Tennessee
     Municipal Bond Fund
     (Bank of America N.A. LOC),
     1.20%, 4/1/03                                                  6,400          6,400
   Jacksonville Electric Authority
     Revenue VRDB, Series B,
     Electric System,
     1.20%, 4/1/03                                                 13,900         13,900
   Medical Center Educational Building
     Corp. Revenue VRDB, Adult Hospital
     Project (AMBAC Insured),
     1.10%, 4/3/03                                                 16,000         16,000
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $40,300)                                                                    40,300

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.8%
----------------------------------------------------------------------------------------
(COST $649,334)                                                                  674,418
   Liabilities less Other Assets - (0.8)%                                         (5,641)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $668,777

At March 31, 2003, the Intermediate Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                      PERCENTAGE
General Obligation                                         16.0%
Higher Education                                            8.2
Medical                                                     5.3
Power                                                      14.7
Transportation                                              9.8
Utilities                                                   9.1
Short-Term Investments                                      6.0
All other sectors less than 5%                             30.9
---------------------------------------------------------------
Total                                                     100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
U.S. GOVERNMENT AGENCIES - 59.0%
FANNIE MAE - 38.3%
     5.25%, 4/15/07                                               $22,685        $24,905
     5.00%, 5/14/07                                                 4,315          4,485
     3.25%, 1/15/08                                                 5,000          5,061
   Pool #650078,
     8.00%, 7/1/32                                                  5,522          5,961
   Pool #672179,
     5.50%, 12/1/17                                                 8,953          9,301
   Pool TBA,(1)
     5.50%, 7/17/18                                                 7,400          7,680
     6.50%, 4/1/30                                                  9,255          9,640
     7.00%, 4/25/33                                                 4,400          4,638
----------------------------------------------------------------------------------------
                                                                                  71,671
----------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 4.5%
     4.38%, 4/15/05                                                 8,000          8,430
----------------------------------------------------------------------------------------
FREDDIE MAC - 8.0%
     3.25%, 11/15/04                                                8,000          8,228
   CMO, Series 2500, Class GE,
     5.50%, 9/15/17                                                 2,200          2,331
   CMO, Series 2500, Class TE,
     5.50%, 9/15/17                                                 2,200          2,327
   CMO, Structured Pass Through
     Securities, Series T-54, Class 3A,
     7.00%, 2/25/43                                                 1,765          1,901
   Pool #410092,
     4.97%, 11/1/24                                                   118            120
----------------------------------------------------------------------------------------
                                                                                  14,907
----------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 3.3%
   Pool #E91020,
     5.50%, 8/1/17                                                  6,025          6,255
----------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.3%
   Pool #569843,
     6.00%, 6/15/17                                                 3,984          4,202
----------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II - 2.6%
   Pool #003362,
     6.00%, 3/20/33                                                 4,620          4,809
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
----------------------------------------------------------------------------------------
(COST $109,105)                                                                  110,274

U.S. GOVERNMENT OBLIGATIONS - 33.8%
U.S. TREASURY INFLATION INDEXED NOTE - 4.1%
     3.88%, 1/15/09                                                $6,000         $7,573
----------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 29.7%
     6.00%, 8/15/04                                                10,000         10,644
     5.88%, 11/15/04                                                8,200          8,788
     2.00%, 11/30/04                                                2,655          2,682
     1.63%, 3/31/05                                                 2,820          2,826
     6.50%, 8/15/05                                                 6,900          7,675
     3.50%, 11/15/06                                                9,000          9,379
     3.00%, 2/15/08                                                13,430         13,587
----------------------------------------------------------------------------------------
                                                                                  55,581
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------
(COST $61,868)                                                                    63,154

SHORT-TERM INVESTMENT - 21.5%
   FHLB Discount Note,
     1.30%, 4/1/03                                                 40,258         40,258
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------
(COST $40,258)                                                                    40,258

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 114.3%
----------------------------------------------------------------------------------------
(COST $211,231)                                                                  213,686
   Liabilities less Other Assets - (14.3)%                                       (26,733)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $186,953

(1) WHEN-ISSUED SECURITY.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 79 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9%
ARIZONA - 2.8%
   Arizona Student Loan Acquisition
     Authority Revenue Refunding
     Bonds, Series A-1 (AMT)
     (Student Loans Gtd.),
     5.90%, 5/1/24                                                 $1,000         $1,060
   Cochise County Unified School District
     No. 68 Sierra Vista G.O. Unlimited
     Bonds, Series B (FGIC Insured),
     9.00%, 7/1/03                                                  1,375          1,402
   Maricopa County Unified School
     District No 41 Gilbert G.O. Unlimited
     Bonds,
     6.25%, 7/1/15                                                    235            258
   Maricopa County Unified School
     District No 41 Gilbert G.O. Unlimited
     Bonds, Prerefunded,
     6.25%, 7/1/08                                                  2,765          3,267
   Maricopa County Unified School
     District No. 11 Peoria G.O. Unlimited
     Bonds, Unified Project of 1991,
     Prerefunded,
     5.50%, 7/1/05                                                  1,500          1,651
   Maricopa County Unified School
     District No. 69 Paradise Valley G.O.
     Unlimited Bonds, Series B,
     8.50%, 7/1/06                                                  5,500          6,600
   Mesa IDA Student Housing Revenue
     Bonds, Series A, ASU
     East/Maricopa College,
     6.00%, 7/1/32                                                  1,000          1,003
----------------------------------------------------------------------------------------
                                                                                  15,241
----------------------------------------------------------------------------------------
CALIFORNIA - 13.2%
   Alvord Unified School District G.O.
     Unlimited Refunding Bonds,
     Series A (MBIA Insured),
     5.90%, 8/1/30                                                  1,500          1,778
   Bay Area Government Association
     Rapid Transit Bart SFO Extension
     Revenue Bonds, Series A, Federal
     Transportation Authority Capital
     Grant (AMBAC Insured),
     5.00%, 6/15/08                                                 2,000          2,006
   California Educational Facilities
     Authority Capital Appreciation
     Revenue Bonds, Loyola Marymount
     (MBIA Insured), Prerefunded,
     0.00%, 10/1/09                                                $4,000           $811
   California Educational Facilities
     Authority Revenue Refunding
     Bonds, Series A, University of
     Southern California,
     4.75%, 10/1/23                                                 5,000          5,020
   California State Department of Water
     Resources Power Supply Revenue
     Bonds, Series A,
     6.00%, 5/1/14                                                 12,000         13,635
   California State G.O. Unlimited Bonds,
     5.75%, 5/1/30                                                  5,000          5,321
   California State RAN,
     2.50%, 6/20/03                                                 2,000          2,006
   Kern High School District G.O.
     Unlimited Refunding Bonds,
     Series A (MBIA Insured),
     6.60%, 2/1/17                                                  1,845          2,245
     6.60%, 8/1/17                                                  1,825          2,221
   Los Angeles Convention & Exhibition
     Center Authority COP, Prerefunded,
     9.00%, 12/1/05                                                 6,000          7,191
     9.00%, 12/1/05                                                 6,000          7,191
   Los Angeles Department of
     Water & Power Electric Plant
     Revenue Bonds,
     6.00%, 2/15/16                                                 1,060          1,142
   Los Angeles Department of Water &
     Power Waterworks Revenue Bonds,
     Series A (FGIC Insured),
     5.00%, 7/1/38                                                  5,000          5,059
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series A
     (MBIA Insured),
     5.38%, 7/1/17                                                  2,000          2,229
   Los Angeles Unified School District
     G.O. Unlimited Bonds, Series F,
     Election of 1997 (FGIC Insured),
     4.75%, 7/1/23                                                  3,000          3,017

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
CALIFORNIA - 13.2% - (CONTINUED)
   Menlo Park G.O. Unlimited Bonds,
     5.25%, 8/1/27                                                 $1,000         $1,049
   San Francisco City & County Public
     Utilities Commission Clean Water
     Revenue Refunding Bonds, Series A
     (MBIA Insured),
     4.00%, 10/1/11                                                 5,000          5,220
   Southern California Public Power
     Authority Revenue Bonds,
     Series A-2003-1, Magnolia Power
     Project (AMBAC Insured),
     5.13%, 7/1/15                                                  1,335          1,473
     5.00%, 7/1/33                                                  2,500          2,544
   Walnut Valley Unified School District
     G.O. Unlimited Bonds, Series A
     (MBIA Insured), Escrowed to
     Maturity,
     6.00%, 8/1/13                                                  1,000          1,207
----------------------------------------------------------------------------------------
                                                                                  72,365
----------------------------------------------------------------------------------------
COLORADO - 1.1%
   Colorado Health Facilities Authority
     Revenue Bonds, Portercare
     Adventist Health Hospital,
     6.50%, 11/15/31                                                1,000          1,074
   Denver City & County Revenue
     Refunding Bonds, Series E (AMT)
     (FGIC Insured),
     5.50%, 11/15/18                                                1,000          1,062
   Denver City & County Special Facilities
     Airport Revenue Bonds, Series A
     (AMT), Rental Car Project
     (MBIA Insured),
     6.00%, 1/1/14                                                  3,360          3,758
----------------------------------------------------------------------------------------
                                                                                   5,894
----------------------------------------------------------------------------------------
CONNECTICUT - 1.9%
   Connecticut State Special Tax
     Obligation Revenue Bonds, Series A,
     Transportation Infrastructure,
     Partially Prerefunded,
     7.13%, 6/1/10                                                  8,625         10,575
----------------------------------------------------------------------------------------
FLORIDA - 12.1%
   Broward County G.O. Unlimited Bonds,
     Escrowed to Maturity,
     10.00%, 7/1/14                                                15,950         23,719
   Broward County Water & Sewer
     Utilities Revenue Bonds
     (FGIC Insured),
     6.00%, 10/1/20                                                $2,000         $2,000
   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                                  2,000          2,147
   Florida State Board of Education
     Capital Outlay G.O. Unlimited Bonds,
     9.13%, 6/1/14                                                  2,090          2,886
   Florida State Board of Education
     Capital Outlay G.O. Unlimited
     Refunding Bonds, Escrowed to
     Maturity,
     9.13%, 6/1/14                                                    325            454
   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                                 1,255          1,272
   Jacksonville Electric Authority
     Revenue Bonds, Series 3A,
     Electrical System,
     5.20%, 10/1/33                                                 3,000          3,015
   Jacksonville Electric Authority
     Revenue Bonds, Series 3C,
     Electric System,
     5.63%, 10/1/35                                                 1,000          1,020
   Jacksonville Electric Authority
     Revenue Bonds, Series A,
     Water & Sewer System,
     5.38%, 10/1/29                                                 4,750          4,820
   Jacksonville Electric Systems Revenue
     Bonds, Series 3A,
     5.50%, 10/1/41                                                 4,500          4,739
   Miami-Dade County Revenue Bonds,
     Series A (AMT) (FSA Insured),
     5.00%, 10/1/33                                                 3,000          3,000
   Orlando Utilities Commission Water &
     Electric Revenue Refunding Bonds,
     Series D, Escrowed to Maturity,
     6.75%, 10/1/17                                                 6,200          7,894
   Pinellas County Sewer Revenue Bonds
     (MBIA Insured),
     Escrowed to Maturity,
     5.75%, 10/1/05                                                 2,500          2,762

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 81 FIXED INCOME FUNDS

FIXED INCOME FUND

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
FLORIDA - 12.1% - (CONTINUED)
   Poinciana Community Development
     District Special Assessment Bonds,
     Series A,
     7.13%, 5/1/31                                                 $1,000         $1,046
   Sunrise Utility System Revenue
     Refunding Bonds, Series A
     (AMBAC Insured),
     5.50%, 10/1/15                                                 5,000          5,663
   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                                                    255            260
----------------------------------------------------------------------------------------
                                                                                  66,697
----------------------------------------------------------------------------------------
GEORGIA - 2.1%
   Forsyth County G.O. Unlimited Bonds,
     6.00%, 3/1/18                                                  3,290          3,810
   Gainesville & Hall County Development
     Authority Revenue Bonds, Series C,
     Senior Living Facilities - Lanier
     Village,
     7.25%, 11/15/29                                                2,000          2,000
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series B,
     Non-Callable Certificates
     (FGIC-TCRS Insured),
     6.38%, 1/1/16                                                  2,300          2,841
   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series B,
     Non-Callable Certificates
     (MBIA-IBC-BNY Insured),
     6.38%, 1/1/16                                                  1,545          1,900
   Private Colleges & Universities
     Authority Student Housing Revenue
     Bonds, Series A, Mercer
     Housing Corp. Project,
     6.00%, 6/1/21                                                  1,000          1,035
----------------------------------------------------------------------------------------
                                                                                  11,586
----------------------------------------------------------------------------------------
ILLINOIS - 5.3%
   Chicago City G.O. Unlimited Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     6.75%, 7/1/10                                                 10,000         12,363
   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                                  5,000          5,585
   Chicago Park District Parking Facilities
     Revenue Bonds (ACA Insured),
     Prerefunded,
     6.00%, 1/1/10                                                 $3,000         $3,502
   Chicago Public Building Commission
     Building Revenue Bonds, Chicago
     Transit Authority (AMBAC Insured),
     5.00%, 3/1/13                                                  2,600          2,862
   Cook County G.O. Unlimited Refunding
     Bonds, Series B (FGIC Insured),
     5.13%, 11/15/12                                                2,350          2,583
   Illinois Development Finance Authority
     Economic Development Revenue
     Bonds, Latin School of Chicago
     Project,
     5.60%, 8/1/18                                                    350            359
   Illinois Educational Facilities Authority
     Student Housing Revenue Bonds,
     Educational Advancement Fund
     University Center Project,
     6.00%, 5/1/22                                                    750            748
   Illinois Health Facilities Authority
     Revenue Bonds, Riverside
     Health System,
     6.00%, 11/15/32                                                1,000          1,014
----------------------------------------------------------------------------------------
                                                                                  29,016
----------------------------------------------------------------------------------------
INDIANA - 5.9%
   Franklin Township Independent School
     Building Corp. Marion County First
     Mortgage Revenue Bonds,
     Prerefunded,
     6.50%, 7/15/10                                                 5,000          6,162
   Hamilton County Independent Public
     Building Corp. First Mortgage
     G.O. Unlimited Bonds,
     7.25%, 8/1/13                                                  4,200          5,361
   Indiana Development Finance
     Authority Environmental Refunding,
     USX Corp. Project,
     5.25%, Mandatory Put 12/2/11                                   1,000          1,000
   Indiana HFA SFM Revenue Bonds,
     Series C-3 (AMT),
     6.30%, 7/1/31                                                    785            798
   Indiana Municipal Power Agency
     Power Supply System Revenue
     Refunding Bonds, Series B
     (MBIA Insured),
     6.00%, 1/1/12                                                  1,810          2,121

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
INDIANA - 5.9% - (CONTINUED)
   Indiana Office Building Commission
     Capital Complex Revenue Bonds,
     Series B (MBIA Insured),
     7.40%, 7/1/15                                                 $5,620         $7,391
   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     3.50%, 6/1/18                                                  3,280          2,990
   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     Escrowed to Maturity,
     5.00%, 6/1/06                                                  1,740          1,915
     4.00%, 6/1/08                                                  2,275          2,440
   Monroe County Hospital Authority
     Revenue Bonds, Series B,
     Bloomington Hospital Obligation
     Group (FSA Insured),
     6.00%, 5/1/29                                                  2,000          2,218
----------------------------------------------------------------------------------------
                                                                                  32,396
----------------------------------------------------------------------------------------
KANSAS - 0.3%
   Wichita Hospital Improvement
     Facilities Revenue Refunding Bonds,
     Series III,
     6.25%, 11/15/18                                                1,685          1,877
----------------------------------------------------------------------------------------
KENTUCKY - 2.5%
   Kentucky State Property & Buildings
     Commission Revenue Refunding
     Bonds, Series A, Project No. 69
     (FSA Insured),
     5.25%, 8/1/09                                                  2,500          2,828
   Louisville & Jefferson County
     Metropolitan Sewer District Sewer
     & Drain System Revenue Bonds,
     Series A (MBIA Insured),
     5.50%, 5/15/34                                                10,000         10,719
----------------------------------------------------------------------------------------
                                                                                  13,547
----------------------------------------------------------------------------------------
MARYLAND - 1.5%
   Maryland Community Development
     Administration Department Housing
     & Community Development Revenue
     Bonds, Series D (AMT)
     (FHA Insured),
     6.20%, 9/1/20                                                  1,750          1,882
     6.25%, 9/1/32                                                    815            872
   Maryland State & Local Facilities
     Capital Improvement G.O. Unlimited
     Bonds, Series A-1,
     5.25%, 3/1/09                                                 $5,000         $5,662
----------------------------------------------------------------------------------------
                                                                                   8,416
----------------------------------------------------------------------------------------
MASSACHUSETTS - 4.3%
   Massachusetts Housing Finance
     Agency Revenue Bonds, Series B,
     4.25%, 6/1/12                                                  6,465          6,553
   Massachusetts State College Building
     Authority Capital Appreciation
     Revenue Refunding Bonds, Series B
     (XLCA Insured),
     0.00%, 5/1/19                                                  7,115          3,241
   Massachusetts State College Building
     Authority Revenue Refunding
     Bonds, Series B (XLCA Insured),
     5.38%, 5/1/21                                                  1,920          2,124
     5.50%, 5/1/28                                                  2,500          2,777
   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series P, Boston University
     (G.O. of Institution),
     6.00%, 5/15/59                                                 2,000          2,200
   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Wellesley College,
     5.00%, 7/1/33                                                  3,000          3,060
   Massachusetts State Water Pollution
     Abatement Revenue Bonds,
     Series A, MWRA Program,
     6.00%, 8/1/19                                                  3,000          3,617
----------------------------------------------------------------------------------------
                                                                                  23,572
----------------------------------------------------------------------------------------
MINNESOTA - 0.5%
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     5.70%, 1/1/17                                                  1,845          2,011
   Minnesota State Housing Finance
     Agency SFM Revenue Bonds,
     Series A (MBIA Insured),
     5.35%, 7/1/17                                                    985          1,022
----------------------------------------------------------------------------------------
                                                                                   3,033
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 83 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
NEVADA - 0.5%
   Nevada State G.O. Limited Refunding
     Bonds, Nevada Municipal Bond
     Bank Project 20-23A,
     Escrowed to Maturity,
     7.20%, 7/1/06                                                 $2,540         $2,565
----------------------------------------------------------------------------------------
NEW JERSEY - 0.8%
   New Jersey State Health Care
     Facilities Financing Authority
     Revenue Refunding Bonds, Atlantic
     City Medical Center,
     6.25%, 7/1/17                                                  1,000          1,110
   New Jersey State Transit Corp.
     Revenue Capital Grant Anticipation
     Notes, Series A (AMBAC Insured),
     5.13%, 2/1/04                                                  1,125          1,128
   New Jersey State Turnpike Authority
     Revenue Refunding Bonds, Series A,
     6.75%, 1/1/08                                                  2,000          2,009
----------------------------------------------------------------------------------------
                                                                                   4,247
----------------------------------------------------------------------------------------
NEW YORK - 16.8%
   Dutchess County IDA Civic Facilities
     Revenue Bonds, Bard College
     Civic Facilities,
     5.75%, 8/1/30                                                  2,000          2,131
   Metropolitan Transportation Authority
     Dedicated Tax Fund Revenue Bonds,
     Series A (FGIC Insured),
     Prerefunded,
     4.75%, 10/1/15                                                 4,190          4,579
   Nassau County Interim Finance
     Authority Revenue Bonds, Series A,
     Sales Tax Secured,
     5.63%, 11/15/20                                                5,000          5,430
   New York City IDA Special Airport
     Facilities Revenue Bonds, Series A
     (AMT) Airis JFK I LLC Project,
     6.00%, 7/1/27                                                    500            501
   New York City Municipal Water &
     Sewer Finance Authority Revenue
     Bonds, Series A,
     5.13%, 6/15/15                                                 4,000          4,315
     5.00%, 6/15/29                                                 2,500          2,522
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series A
     (MBIA-IBC Insured),
     5.50%, 6/15/23                                                $5,000         $5,352
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series B,
     Prerefunded,
     6.00%, 6/15/10                                                 1,940          2,316
   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Crossover
     Refunding Bonds, Series B,
     6.00%, 6/15/33                                                 1,160          1,349
   New York City Transitional Finance
     Authority Revenue Bonds, Series B,
     Future Tax Secured, Prerefunded,
     6.00%, 5/15/10                                                 4,000          4,769
     6.13%, 5/15/10                                                 2,000          2,400
   New York State Dormitory Authority
     Revenue Bonds, Series A, University
     Dormitory Facilities,
     6.25%, 7/1/20                                                  1,115          1,287
   New York State Dormitory Authority
     Revenue Bonds, Series B
     (FGIC Insured),
     5.25%, Mandatory Put 5/15/12                                  10,000         11,057
   New York State Dormitory Authority
     Revenue Bonds, Series B,
     5.25%, Mandatory Put 5/15/12                                   2,500          2,724
   New York State Dormitory Authority
     Revenue Bonds, St. John's
     University (MBIA Insured),
     5.25%, 7/1/25                                                 10,950         11,389
   New York State G.O. Refunding Bonds,
     Series A,
     6.00%, 5/15/30                                                 5,550          5,930
   New York State Housing Finance
     Agency Revenue Bonds, Series A,
     Economic Development & Housing,
     5.25%, 9/15/17                                                 2,295          2,489
   New York State Mortgage Agency
     Revenue Bonds, 26th Series,
     5.85%, 4/1/17                                                  1,120          1,220

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
NEW YORK - 16.8% - (CONTINUED)
   New York State Power Authority G.O.
     Unlimited Adjustable Revenue &
     General Purpose Bonds,
     2.90%, Mandatory Put 9/2/03                                   $5,000         $5,034
   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured),
     5.38%, 4/1/18                                                  3,110          3,359
   Port Authority New York & New Jersey
     Revenue Bonds, Series 109
     (G.O. of Authority Insured),
     5.38%, 1/15/32                                                 2,000          2,065
   Port Authority of New York & New
     Jersey Revenue Bonds, Series 128
     (FSA G.O. of Authority Insured),
     5.00%, 11/1/32                                                 5,000          5,137
   Triborough Bridge & Tunnel Authority
     Revenue Bonds, Series A,
     Triborough General Purpose,
     5.00%, 1/1/27                                                  5,000          5,038
----------------------------------------------------------------------------------------
                                                                                  92,393
----------------------------------------------------------------------------------------
NORTH CAROLINA - 4.2%
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series A, Escrowed to Maturity,
     6.50%, 1/1/18                                                  2,655          3,345
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series B,
     7.00%, 1/1/08                                                 10,000         11,519
   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series D,
     6.75%, 1/1/26                                                  1,250          1,352
   North Carolina State Municipal Power
     Agency No. 1 Catawba Electric
     Revenue Bonds, Series A,
     5.50%, 1/1/13                                                  3,000          3,272
   North Carolina State Municipal Power
     Agency No. 1 Catawaba Electric
     Revenue Bonds, Series B,
     6.00%, 1/1/20                                                  3,720          3,721
----------------------------------------------------------------------------------------
                                                                                  23,209
----------------------------------------------------------------------------------------
OHIO - 0.8%
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series A-1, Residential
     Mortgage-Backed Securities
     (Colld. by GNMA Securities)
     5.70%, 3/1/17                                                 $1,085         $1,137
   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series C (AMT), Residential
     Mortgage-Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                                  1,850          1,903
   Plain Local School District G.O.
     Unlimited Bonds (FGIC Insured),
     6.00%, 12/1/25                                                   190            212
   Plain Local School District G.O.
     Unlimited Bonds (FGIC Insured),
     Prerefunded,
     6.00%, 6/1/11                                                    810            959
----------------------------------------------------------------------------------------
                                                                                   4,211
----------------------------------------------------------------------------------------
OKLAHOMA - 1.7%
   McGee Creek Authority Water
     Revenue Bonds (MBIA Insured),
     6.00%, 1/1/13                                                  6,000          7,067
   Payne County Economic Development
     Authority Student Housing Revenue
     Bonds, Series A, Collegiate Housing
     Foundation, Prerefunded,
     6.38%, 6/1/11                                                  2,000          2,403
----------------------------------------------------------------------------------------
                                                                                   9,470
----------------------------------------------------------------------------------------
OREGON - 0.6%
   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series E,
     SFM Program (FHA Insured)
     6.15%, 7/1/30                                                    865            926
   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series F,
     SFM Project,
     5.55%, 7/1/30                                                  2,505          2,588
----------------------------------------------------------------------------------------
                                                                                   3,514
----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 85 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  TAX-EXEMPT FUND (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
PENNSYLVANIA - 3.5%
   Allegheny County Port Authority
     Special Revenue Bonds,
     Transportation (MBIA Insured),
     Prerefunded,
     6.13%, 3/1/09                                                 $1,635         $1,939
   Delaware River Joint Toll Bridge
     Commission Revenue Bonds,
     5.25%, 7/1/13                                                  2,000          2,214
   Montgomery County Higher Education
     & Health Authority Revenue Bonds,
     Series A, Philadelphia
     Geriatric Center,
     7.38%, 12/1/30                                                 3,000          3,007
   Montgomery County IDA Revenue
     Bonds, Series A, Montenay Project
     (MBIA Insured),
     5.25%, 11/1/14                                                 4,000          4,495
   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.25%, 11/1/31                                                 1,505          1,312
   Pennsylvania Housing Finance Agency
     SFM Revenue Bonds, Series 72A
     (AMT),
     4.80%, 4/1/12                                                    750            782
   Pennsylvania State COP Bonds, Series
     A (AMBAC Insured),
     5.00%, 7/1/15                                                  2,000          2,056
   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Series A, UPMC Health System,
     6.00%, 1/15/22                                                 1,750          1,824
   Pennsylvania State Higher Educational
     Facilities Authority Student Housing
     Revenue Bonds, Series A, Student
     Association, Inc. Project,
     6.75%, 9/1/32                                                  1,475          1,540
----------------------------------------------------------------------------------------
                                                                                  19,169
----------------------------------------------------------------------------------------
PUERTO RICO - 0.4%
   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series B, Prerefunded,
     6.00%, 7/1/10                                                  2,000          2,386
----------------------------------------------------------------------------------------
RHODE ISLAND - 0.7%
   Rhode Island Economic Development
     Corp. Airport Revenue Bonds,
     Series B (FGIC Insured),
     6.50%, 7/1/18                                                 $3,000         $3,614
----------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.6%
   Piedmont Municipal Power Agency
     Electric Revenue Refunding Bonds,
     Series A, Partially Prerefunded,
     6.55%, 1/1/16                                                  2,115          2,117
   South Carolina State Public Service
     Authority Improvement & Revenue
     Refunding Bonds, Series A
     (FSA Insured),
     5.25%, 1/1/20                                                  1,000          1,072
----------------------------------------------------------------------------------------
                                                                                   3,189
----------------------------------------------------------------------------------------
TEXAS - 3.6%
   Birdville Independent School District
     Capital Appreciation G.O. Unlimited
     Bonds, (PSF Gtd.),
     0.00%, 2/15/19                                                 1,795            746
   Carrollton Farmers Branch
     Independent School District G.O.
     Unlimited Bonds, (PSF Gtd.),
     Prerefunded,
     6.00%, 2/15/09                                                 3,290          3,849
   Harris County Health Facilities
     Development Corp. Revenue Bonds,
     Series A, Christus Health
     (MBIA Insured),
     5.50%, 7/1/09                                                  1,500          1,677
   Houston Water and Sewer System
     Capital Appreciation Junior Lien
     Revenue Refunding Bonds, Series A
     (FSA Insured),
     0.00%, 12/1/26                                                 9,000          2,486
   Lamar Consolidated Independent
     School District G.O. Unlimited Bonds
     (PSF Gtd.),
     6.00%, 2/15/13                                                 2,400          2,752
   Parker County Hospital District
     Revenue Bonds, Campbell Health
     System,
     6.25%, 8/15/19                                                 1,000          1,006

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
MUNICIPAL BONDS - 91.9% - CONTINUED
TEXAS - 3.6% - (CONTINUED)
   Sam Rayburn Texas Municipal Power
     Agency Revenue Refunding Bonds,
     5.50%, 10/1/10                                                $1,000         $1,080
     6.00%, 10/1/16                                                 1,000          1,069
     6.00%, 10/1/21                                                 1,250          1,298
   Texas State Veterans Housing
     Assistance G.O. Unlimited Bonds,
     Series C (AMT), Fund II,
     6.10%, 6/1/21                                                  3,000          3,233
   Waxahachie Independent School
     District Capital Appreciation G.O.
     Unlimited Bonds (PSF Gtd.),
     0.00%, 8/15/16                                                   240            115
     0.00%, 8/15/23                                                   190             54
     0.00%, 8/15/28                                                   305             62
     0.00%, 8/15/30                                                   320             56
----------------------------------------------------------------------------------------
                                                                                  19,483
----------------------------------------------------------------------------------------
VIRGINIA - 1.2%
   University of Virginia General
     Revenue Bonds, Series B,
     5.00%, 6/1/23                                                  1,000          1,033
   Virginia College Building Authority
     Revenue Bonds, Washington & Lee
     University Project (MBIA Insured),
     5.25%, 1/1/26                                                  5,205          5,671
----------------------------------------------------------------------------------------
                                                                                   6,704
----------------------------------------------------------------------------------------
WASHINGTON - 2.6%
   Washington State G.O. Unlimited
     Bonds, Series A, Prerefunded,
     6.00%, 9/1/04                                                  5,000          5,337
   Washington State G.O. Unlimited
     Bonds, Series B & AT-7,
     6.40%, 6/1/17                                                  4,700          5,812
   Washington State G.O. Unlimited
     Bonds, Series B & DD-14,
     Prerefunded,
     6.00%, 9/1/04                                                  2,000          2,135
   Washington State G.O. Unlimited
     Bonds, Series D, Motor Vehicle
     Fuel Tax (FGIC Insured),
     5.38%, 1/1/22                                                  1,000          1,030
----------------------------------------------------------------------------------------
                                                                                  14,314
----------------------------------------------------------------------------------------
WEST VIRGINIA - 0.4%
   West Virginia Housing Development
     Fund Revenue Bonds, Series A,
     Housing Finance,
     5.65%, 5/1/18                                                 $1,030         $1,077
     5.65%, 11/1/18                                                 1,040          1,088
----------------------------------------------------------------------------------------
                                                                                   2,165
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $466,491)                                                                  504,848

                                                                 NUMBER           VALUE
                                                                OF SHARES         (000S)
OTHER - 1.5%
   AIM Tax Exempt Cash Reserve Fund                             7,478,769          7,479
   Dreyfus Tax-Exempt Cash
     Management Fund                                              326,039            326
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $7,805)                                                                      7,805

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
SHORT-TERM INVESTMENTS - 7.3%
   Blount County Public Building
     Authority VRDB, Series A-4-A,
     Government Public Improvement,
     1.15%, 4/1/03                                                $10,000         10,000
   California State Department of Water
     Resources VRDB, Series B-1
     (Bank of New York LOC),
     1.20%, 4/1/03                                                  6,300          6,300
   Medical Center Educational Building
     Corp. Revenue VRDB, Adult Hospital
     Project (AMBAC Insured),
     1.10%, 4/3/03                                                 16,100         16,100
   Valdez Revenue VRDB, Exxon Pipeline
     Co. Project,
     1.13%, 4/1/03                                                  7,800          7,800
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $40,200)                                                                    40,200

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.7%
----------------------------------------------------------------------------------------
(COST $514,496)                                                                  552,853
   Liabilities less Other Assets - (0.7)%                                         (3,642)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $549,211

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 87 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  TAX-EXEMPT FUND (CONTINUED)

At March 31, 2003, the Tax-Exempt Fund's investments were diversified as follows:

INDUSTRY SECTOR                                    PERCENTAGE
Facilities                                                6.6%
General Obligation                                       14.5
Higher Education                                         11.1
Power                                                    12.3
School District                                           6.9
Transportation                                            8.2
Utilities                                                11.0
Short-Term Investments                                    7.3
All other sectors less than 5%                           22.1
-------------------------------------------------------------
Total                                                   100.0%

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  U.S. GOVERNMENT FUND

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                  (000S)          (000S)
U.S. GOVERNMENT AGENCIES - 71.1%
FANNIE MAE - 43.4%
     5.00%, 5/14/07                                                $9,000         $9,355
     4.25%, 7/15/07                                                40,000         42,391
     6.00%, 5/15/08                                                21,000         23,863
     4.38%, 9/15/12                                                17,600         17,731
     4.38%, 3/15/13                                                 7,000          7,031
   CMO, Grantor Trust, Series 2003-T1,
     Class B,
     4.49%, 11/25/12                                                3,545          3,564
   Pool #250511,
     6.50%, 3/1/26                                                  4,578          4,789
   Pool #650078,
     8.00%, 7/1/32                                                 16,494         17,806
   Pool TBA,(1)
     5.50%, 7/17/18                                                12,675         13,154
     6.50%, 4/1/30                                                 12,670         13,197
----------------------------------------------------------------------------------------
                                                                                 152,881
----------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK - 6.6%
     4.38%, 4/15/05                                                22,000         23,182
----------------------------------------------------------------------------------------
FREDDIE MAC - 8.9%
     6.63%, 9/15/09                                                15,000         17,656
   CMO, Structured Pass Through
     Securities, Series T-54, Class 3A,
     7.00%, 2/25/43                                                 3,515          3,786
   Pool #410092,
     4.97%, 11/1/24                                                   492            502
   CMO, Series 2500, Class GE,
     5.50%, 9/15/17                                                 4,100          4,344
   CMO, Series 2500, Class TE,
     5.50%, 9/15/17                                                 4,675          4,945
----------------------------------------------------------------------------------------
                                                                                  31,233
----------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.6%
   Pool #268360,
     10.00%, 4/15/19                                                   55             63
   Pool #270288,
     10.00%, 6/15/19                                                  133            153
   Pool #476998,
     6.50%, 7/15/29                                                 3,130          3,296
   Pool #569888,
     6.00%, 6/15/17                                                16,189         17,075
   Pool #594839,
     5.50%, 8/15/17                                                12,728         13,344
----------------------------------------------------------------------------------------
                                                                                  33,931
----------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II - 2.6%
   Pool #003362,
     6.00%, 3/20/33                                                $8,775         $9,134
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
----------------------------------------------------------------------------------------
(COST $241,693)                                                                  250,361

U.S. GOVERNMENT OBLIGATIONS - 24.0%

U.S. TREASURY INFLATION INDEXED NOTE- 3.9%
     3.88%, 1/15/09                                                11,000         13,884
----------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 20.1%
     5.88%, 11/15/04                                                6,455          6,918
     1.63%, 3/31/05                                                 1,580          1,583
     5.63%, 2/15/06                                                31,000         34,216
     3.25%, 8/15/07                                                 2,315          2,379
     3.00%, 2/15/08                                                10,010         10,127
     5.00%, 8/15/11                                                12,605         13,821
     3.88%, 2/15/13                                                 1,760          1,767
----------------------------------------------------------------------------------------
                                                                                  70,811
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------
(COST $80,763)                                                                    84,695

SHORT-TERM INVESTMENTS - 14.9%
   FHLB Discount Note,
     1.30%, 4/1/03                                                 38,450         38,450
   FHLMC Discount Note,
     1.32%, 4/1/03                                                 11,000         11,000
   FNMA Discount Note,
     1.10%, 4/1/03                                                  3,150          3,150
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
(COST $52,600)                                                                    52,600

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 110.0%
----------------------------------------------------------------------------------------
(COST $375,056)                                                                  387,656
     Liabilities less Other Assets - (10.0)%                                     (35,241)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $352,415

(1)  WHEN-ISSUED SECURITY.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 89 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   NOTES TO THE FINANCIAL STATEMENTS

1  ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds (collectively, the "Funds") are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Global Fixed Income Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the investment adviser of each of the other funds. Prior to April 1, 2002, NTI served solely as the investment adviser to the Fixed Income Fund. Northern Trust also serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value as of March 31, 2003. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. Fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at their net asset value at each valuation date. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under procedures approved by the Board of Trustees.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

FIXED INCOME FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

E) WHEN ISSUED/DELAYED DELIVERY SECURITIES - Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When Issued/Delayed Delivery securities as of March 31, 2003 are noted in each of the Fund's Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                          DECLARATION    PAYMENT
                                           FREQUENCY    FREQUENCY
---------------------------------------------------------------------
  Arizona Tax-Exempt                         DAILY        MONTHLY

  California Intermediate Tax-Exempt         DAILY        MONTHLY

  California Tax-Exempt                      DAILY        MONTHLY

  Fixed Income                               DAILY        MONTHLY

  Florida Intermediate Tax-Exempt            DAILY        MONTHLY

  Global Fixed Income                      ANNUALLY      ANNUALLY

  High Yield Fixed Income                    DAILY        MONTHLY

  High Yield Municipal                       DAILY        MONTHLY

  Intermediate Tax-Exempt                    DAILY        MONTHLY

  Short-Intermediate U.S. Government         DAILY        MONTHLY

  Tax-Exempt                                 DAILY        MONTHLY

  U.S. Government                            DAILY        MONTHLY

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with Federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for Federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

During the year ended March 31, 2003, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt - 99.96%, California Intermediate Tax-Exempt - 99.47%, California Tax-Exempt - 99.27%, Florida Intermediate Tax-Exempt - 100.00%, High Yield Municipal - 99.94%, Intermediate Tax-Exempt - 99.79% and Tax-Exempt - 99.99%.

                              NORTHERN FUNDS ANNUAL REPORT 91 FIXED INCOME FUNDS

FIXED INCOME FUNDS

I) FEDERAL INCOME TAXES - No provision for Federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to their shareholders.

For the period subsequent to October 31, 2002 through the fiscal year end, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (IN THOUSANDS): Global Fixed Income - $454 and High Yield Fixed Income - $2,998.

At March 31, 2003, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration were as follows:

                            MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
  AMOUNTS IN THOUSANDS        2008        2009        2010        2011
-------------------------------------------------------------------------
  Global Fixed Income        $    -     $    -           $38       $181
  High Yield Fixed Income     2,518      7,141        19,567     27,459
  High Yield Municipal          131        531           535        107

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2003, the tax components of Undistributed Net Investment Income and Realized Gains were as follows:

                                                   UNDISTRIBUTED
                                       -----------------------------------
                                       TAX-EXEMPT  ORDINARY    LONG-TERM
  AMOUNTS IN THOUSANDS                   INCOME     INCOME*  CAPITAL GAINS
--------------------------------------------------------------------------
  Arizona Tax-Exempt                      $66         $89      $189

  California Intermediate Tax-Exempt       54         538         -

  California Tax-Exempt                    88         786       362

  Fixed Income                              -         308         -

  Florida Intermediate Tax-Exempt          29         849       165

  Global Fixed Income                       -         548         -

  High Yield Fixed Income                   -         630         -

  High Yield Municipal                     48           -         -

  Intermediate Tax-Exempt                 491       8,820     1,292

  Short-Intermediate U.S. Government        -       1,963       103

  Tax-Exempt                              346       2,044     1,501

  U.S. Government                           -       1,731       474

  * ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2003, were as follows:

                                                 DISTRIBUTIONS FROM
                                       ------------------------------------
                                       TAX-EXEMPT  ORDINARY     LONG-TERM
  AMOUNTS IN THOUSANDS                   INCOME     INCOME*   CAPITAL GAINS
---------------------------------------------------------------------------
  Arizona Tax-Exempt                   $3,119         $612         $680

  California Intermediate Tax-Exempt    3,046          676          818

  California Tax-Exempt                 4,953          721        1,267

  Fixed Income                              -       30,497            -

  Florida Intermediate Tax-Exempt       1,571          262          486

  Global Fixed Income                       -          531            -

  High Yield Fixed Income                   -       25,710            -

  High Yield Municipal                  2,288            1            -

  Intermediate Tax-Exempt              22,910        9,888        4,701

  Short-Intermediate U.S. Government        -        5,505          612

  Tax-Exempt                           23,251        6,483        1,952

  U.S. Government                           -       17,580        5,083

  * ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3  BANK LOANS

On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bore interest at .45% above the NIBOR (New York Interbank Offering Rate).

The Funds had no borrowings under either agreement during the year ended March 31, 2003.

FIXED INCOME FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

4  INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented in the following table as applied to each Fund's daily net assets. For the year ended March 31, 2003, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations.

The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                        ANNUAL    ADVISORY
                                       ADVISORY  FEES AFTER   EXPENSE
                                         FEES      WAIVERS   LIMITATIONS
------------------------------------------------------------------------
  Arizona Tax-Exempt                     0.75%      0.70%       0.85%

  California Intermediate Tax-Exempt     0.75%      0.70%       0.85%

  California Tax-Exempt                  0.75%      0.70%       0.85%

  Fixed Income                           0.75%      0.75%       0.90%

  Florida Intermediate Tax-Exempt        0.75%      0.70%       0.85%

  Global Fixed Income                    0.90%      0.90%       1.15%

  High Yield Fixed Income                0.75%      0.75%       0.90%

  High Yield Municipal                   0.75%      0.70%       0.85%

  Intermediate Tax-Exempt                0.75%      0.70%       0.85%

  Short-Intermediate U.S. Government     0.75%      0.75%       0.90%

  Tax-Exempt                             0.75%      0.70%       0.85%

  U.S. Government                        0.75%      0.75%       0.90%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' custodian expenses. Custodian credits are reflected in the Funds' Statements of Operations.

Certain officers and trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated trustees serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2003, amounts payable were immaterial.

NORTHERN FUNDS ANNUAL REPORT 93 FIXED INCOME FUNDS

FIXED INCOME FUNDS

5  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the Funds for the fiscal year ended March 31, 2003, were as follows:

                                                          PURCHASES                        SALES
  AMOUNTS IN THOUSANDS                        U.S. GOVERNMENT       OTHER      U.S. GOVERNMENT      OTHER
--------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                             $      -         $102,491       $      -        $101,407

  California Intermediate Tax-Exempt                    -          115,278              -         118,445

  California Tax-Exempt                                 -          203,596              -         210,362

  Fixed Income                                  2,577,056          506,101      2,582,282         530,203

  Florida Intermediate Tax-Exempt                       -          128,166              -         122,113

  Global Fixed Income                              13,209           22,869         12,036          24,915

  High Yield Fixed Income                          78,311          463,263         77,754         343,406

  High Yield Municipal                                  -           26,523              -          13,524

  Intermediate Tax-Exempt                               -        1,757,854              -       1,792,753

  Short-Intermediate U.S. Government              401,819                -        332,585               -

  Tax-Exempt                                            -        1,187,132              -       1,234,198

  U.S. Government                                 604,879            1,666        614,685           1,668

At March 31, 2003, for Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                 UNREALIZED           UNREALIZED       NET APPRECIATION        COST BASIS
  AMOUNTS IN THOUSANDS                          APPRECIATION         DEPRECIATION       (DEPRECIATION)        OF SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                               $5,658                  $(9)             $5,649              $75,593

  California Intermediate Tax-Exempt                5,308                  (11)              5,297               79,590

  California Tax-Exempt                             8,286                  (17)              8,269              124,919

  Fixed Income                                     16,744               (1,861)             14,883              944,579

  Florida Intermediate Tax-Exempt                   1,215                  (71)              1,144               54,733

  Global Fixed Income                               2,345                  (16)              2,329               24,756

  High Yield Fixed Income                          13,140               (6,252)              6,888              371,519

  High Yield Municipal                              1,384                 (579)                805               52,694

  Intermediate Tax-Exempt                          25,707                 (622)             25,085              649,334

  Short-Intermediate U.S. Government                2,455                   (6)              2,449              211,237

  Tax-Exempt                                       38,955                 (597)             38,358              514,496

  U.S. Government                                  12,597                   (5)             12,592              375,064

FIXED INCOME FUNDS 94 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

6  CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the fiscal year ended March 31, 2003 were as follows:

                                                                                                                    NET
                                                                                REINVESTMENT                      INCREASE
  AMOUNTS IN THOUSANDS                                              SOLD        OF DIVIDENDS      REDEEMED       (DECREASE)
--------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                                1,397            136           (1,289)            244

  California Intermediate Tax-Exempt                                1,658             99           (2,336)           (579)

  California Tax-Exempt                                             2,442            160           (3,133)           (531)

  Fixed Income                                                     16,050            336          (20,567)         (4,181)

  Florida Intermediate Tax-Exempt                                   1,983            100           (1,455)            628

  Global Fixed Income                                               1,049              6           (1,160)           (105)

  High Yield Fixed Income                                          32,482            781          (16,547)         16,716

  High Yield Municipal                                              3,622             23           (2,195)          1,450

  Intermediate Tax-Exempt                                           6,647          1,436          (11,303)         (3,220)

  Short-Intermediate U.S. Government                               16,627            213           (9,567)          7,273

  Tax-Exempt                                                        8,033            860           (8,972)            (79)

  U.S. Government                                                   8,563          1,033           (9,513)             83

Transactions of shares of the Funds for the fiscal year ended March 31, 2002 were as follows:

                                                                                                                    NET
                                                                                REINVESTMENT                     INCREASE
  AMOUNTS IN THOUSANDS                                               SOLD       OF DIVIDENDS      REDEEMED       (DECREASE)
--------------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                                                1,419            111           (1,175)            355

  California Intermediate Tax-Exempt                                1,534             62           (1,902)           (306)

  California Tax-Exempt                                             1,686             84           (1,805)            (35)

  Fixed Income                                                     19,596          1,116          (17,907)          2,805

  Florida Intermediate Tax-Exempt                                   1,551             57           (1,012)            596

  Global Fixed Income                                               1,560             19             (820)            759

  High Yield Fixed Income                                          24,429            570          (14,764)         10,235

  High Yield Municipal                                              1,534             15             (850)            699

  Intermediate Tax-Exempt                                          12,821            677          (12,580)            918

  Short-Intermediate U.S. Government                                9,871            170           (7,088)          2,953

  Tax-Exempt                                                        4,060            100           (5,297)         (1,137)

  U.S. Government                                                  17,653            652          (18,980)           (675)

  TAX INFORMATION

CAPITAL GAINS DISTRIBUTIONS (UNAUDITED) - Each of the following Funds made capital gain distributions in December 2002, and hereby designated 100% of the long-term capital gain distributions as 20%-rate capital gain dividends.

  FUND                                LONG-TERM CAPITAL GAIN    FUND                                LONG-TERM CAPITAL GAIN
-----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax-Exempt                          $0.09             High Yield Fixed Income                        $ -

  California Intermediate Tax-Exempt           0.11             High Yield Municipal                             -

  California Tax-Exempt                        0.12             Intermediate Tax-Exempt                       0.07

  Fixed Income                                    -             Short-Intermediate U.S. Government            0.04

  Florida Intermediate Tax-Exempt              0.10             Tax-Exempt                                    0.04

  Global Fixed Income                             -             U.S. Government                               0.15

                              NORTHERN FUNDS ANNUAL REPORT 95 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NORTHERN FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund (collectively, the "Funds"), twelve of the separate portfolios comprising Northern Funds, as of March 31, 2003, and the related statements of operations, of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 2, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
May 9, 2003

FIXED INCOME FUNDS 96 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

   ABBREVIATIONS AND OTHER INFORMATION

     With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

     Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

     Maturity dates represent the stated date on the security, the next interest reset date or next puttable dates for floating rate securities or the prerefunded date for these types of securities.

     Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

   ACA     American Capital Access

   AMBAC   American Municipal Bond Assurance Corporation

   AMT     Alternative Minimum Tax

   ASU     Arizona State University

   BNY     Bank of New York

   CMO     Collateralized Mortgage Obligation

   Colld.  Collateralized

   COP     Certificate of Participation

   FGIC    Financial Guaranty Insurance Corporation

   FHA     Federal Housing Authority

   FHLB    Federal Home Loan Bank

   FHLMC   Freddie Mac

   FNMA    Fannie Mae

   FSA     Financial Security Assurance

   GNMA    Government National Mortgage Association

   G.O.    General Obligation

   Gtd.    Guaranteed

   HFA     Housing Finance Authority

   I.O.    Interest Only Stripped Security

   IBC     Insured Bond Certificates

   IDA     Industrial Development Authority

   IDR     Industrial Development Revenue

   LOC     Letter of Credit

   MBIA    Municipal Bond Insurance Association

   PCR     Pollution Control Revenue

   PFA     Public Finance Authority

   PSF     Permanent School Fund

   RAN     Revenue Anticipation Notes

   REIT    Real Estate Investment Trust

   SFM     Single Family Mortgage

   TCRS    Transferable Custodial Receipts

   TRAN    Tax Revenue Anticipate Notes

   TRB     Tax Revenue Bonds

   VRDB    Variable Rate Demand Bonds

   XLCA    XL Capital Assurance

                              NORTHERN FUNDS ANNUAL REPORT 97 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 32 for Northern Funds and 22 for Northern Institutional Funds. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES

   NAME, ADDRESS(1), AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN                                                                               OTHER DIRECTORSHIPS
   FUNDS TRUSTEE(2)          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
   Richard G. Cline          - Chairman and Director of Hawthorne Investors, Inc. (a management      - PepsiAmericas; (a soft
   Age 68                      advisory services and private investment company) since 1996;           drink bottling company);
   Trustee since 2000        - Managing Partner of Hawthorne Investments, L.L.C. (a management       - Kmart Corporation (a
                               advisory services and private investment company) since 2001;           retailing company);
                             - Chairman and Director of Hussman International, Inc. (a refrigeration - Ryerson Tull, Inc. (a metals
                               company) from 1998 to 2000;                                             distribution company).
                             - Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and President from
                               1992 to 1993;
                             - Chairman of Federal Reserve Bank of Chicago from 1992 through 1994;
                               and Deputy Chairman in 1991 and 1995.

   Edward J. Condon, Jr.     - Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)    - None
   Age 62                      since 1993;
   Trustee since 2000        - Principal and Co-Founder of Paradigm Capital since 1993;
                             - Senior Partner of NewEllis Ventures since 2001;
                             - Member of Advisory Board of Real-Time USA, Inc. (a software development company);
                             - Member of the Board of Managers of The Liberty Hampshire
                               Company, LLC (a receivable securitization company);
                             - Director of University Eldercare, Inc. (an Alzheimer's disease research and treatment company);
                             - Director of Financial Pacific Company (a small business leasing company);
                             - Trustee at Dominican University.

   William J. Dolan, Jr.     - Partner of Arthur Andersen LLP (an accounting firm) from              - None
   Age 70                      1966 to 1989.
   Trustee since 1994        - Financial Consultant at Ernst & Young LLP (an accounting firm) from
                               1992 to 1993 and 1997.

   Sharon Gist Gilliam       - Executive Vice President of Unison-Maximus, Inc. (aviation and        - None
   Age 59                      governmental consulting);
   Trustee since 2001        - Director of Town and Country Utilities, Inc.;
                             - Director of Unison Consulting Group, Inc. until May 1999.

   Sandra Polk Guthman       - President and CEO of Polk Bros. Foundation (an Illinois not-for-      - MBIA of Illinois (a
   Age 59                      profit corporation) from 1993 to present.                               municipal bond insurance
   Trustee since 2000                                                                                  company) 1999-2000.

   Richard P. Strubel        - President, Chief Operating Officer and Director of Unext Inc. (a      - Gildan Activewear, Inc. (an
   Age 63                      provider of educational services via the Internet) since 1999;          athletic clothing marketing
   Trustee since 2000        - Director of Cantilever Technologies (a private software company)        and manufacturing
                               since 1999;                                                             company);
                             - Trustee at The University of Chicago since 1987;                      - Goldman Sachs Mutual
                             - Managing Director of Tandem Partners, Inc. (a privately held            Fund Complex (61
                               management services firm) until 1999.                                   portfolios).

FIXED INCOME FUNDS 98 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

   INTERESTED TRUSTEES

   NAME, ADDRESS(1), AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN                                                                               OTHER DIRECTORSHIPS
   FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Michael E. Murphy (3)         - President of Sara Lee Foundation (philanthropic organization)     - Coach, Inc.;
   Age 66                          from 1997 to 2001;                                                - Payless Shoe Source, Inc.
   Trustee since 1998            - Vice Chairman and Chief Administrative Officer of Sara Lee          (a retail shoe store
                                   Corporation (a consumer product company) from 1994 to 1997.         business);
                                                                                                     - GATX Corporation (a
                                                                                                       railroad holding company).
                                                                                                     - Bassett Furniture
                                                                                                       Industries, Inc. (a furniture
                                                                                                       manufacturer).

   Mary Jacobs Skinner, Esq.(3)  - Partner in the law firm of Sidley Austin Brown & Wood.            - None
   Age 45
   Trustee since 1998

   Stephen Timbers (3)           - President, Chief Executive Officer and Director of Northern Trust - USFreightways Corporation.
   Age 58                          Investments, Inc. since 2001;
   Trustee since 2000            - President of Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President,
                                   The Northern Trust Company since 1998;
                                 - President, Chief Executive Officer and
                                   Director of Zurich Kemper Investments (a
                                   financial services company) from 1996 to 1998;
                                 - President, Chief Operating Officer and
                                   Director of Kemper Corporation (a financial
                                   services company) from 1992 to 1996;
                                 - President and Director of Kemper Funds (a registered investment company) from 1990 to 1998.

   (1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O LLOYD WENNLUND, THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, CHICAGO, IL 60675.

   (2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

   (3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION, MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND MR. TIMBERS BECAUSE HE IS AN OFFICER, DIRECTOR, EMPLOYEE AND SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                              NORTHERN FUNDS ANNUAL REPORT 99 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   TRUSTEES AND OFFICERS (CONTINUED)                              MARCH 31, 2003

   OFFICERS OF THE TRUST(1)

   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Lloyd A. Wennlund                 - Senior Vice President and Director of Northern Trust Investments, Inc. since 2001;
   Age 45                            - Senior Vice President and other positions at The Northern Trust Company, President of
   50 South LaSalle Street             Northern Trust Securities, Inc., and Managing Executive of Mutual Funds for Northern Trust
   Chicago, IL 60675                   Global Investments since 1989.
   President since 2000

   Eric K. Schweitzer                - Senior Vice President at Northern Trust Investments, Inc. since 2001 and Senior Vice
   Age 41                              President at The Northern Trust Company and Director of Distribution, Product Management and
   50 South LaSalle Street             Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
   Chicago, IL 60675                 - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.
   Vice President since 2000

   Brian Ovaert                      - Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
   Age 41                              Accounting, Transfer Agent and Fund Administration functions, Division Manager of Fund
   50 South LaSalle Street             Accounting, 1992-1998;
   Chicago, IL 60675                 - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
   Treasurer since 2002

   Brian R. Curran                   - Vice President and Director of Fund Administration at PFPC Inc. since 1997;
   Age 35                            - Director of Fund Administration at State Street Bank & Trust Company from February 1997
   4400 Computer Drive                 to October 1997;
   Westborough, MA 01581             - Senior Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.
   Vice President since 1999

   Stuart Schuldt                    - Senior Vice President of Fund Administration at The Northern Trust Company;
   Age 41                            - Vice President of Fund Accounting at Scudder Kemper Investments (a mutual fund company), from
   50 South LaSalle Street             1993 to 1998;
   Chicago, IL 60675                 - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
   Assistant Treasurer since 2002

   Jeffrey A. Dalke, Esq.            - Partner in the law firm of Drinker Biddle & Reath LLP.
   Age 52
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 1993

   Linda J. Hoard, Esq.              - Vice President at PFPC Inc. since 1998;
   Age 55                            - Attorney Consultant for Fidelity Management & Research (a financial service company),
   4400 Computer Drive                 Investors Bank & Trust Company (a financial service provider) and First Data Investors
   Westborough, MA 01581               Services Group, Inc. prior thereto.
   Assistant Secretary since 1999

   Lori V. Russell                   - Associate Counsel at PFPC Inc. since 2002;
   Age 31                            - Associate Counsel at Investors Bank & Trust Company (a financial service provider) from 2001
   4400 Computer Drive                 to 2002;
   Westborough, MA 01581             - Manager in the Regulatory Administration Department of PFPC Inc. from 2000 to 2001 and Senior
   Assistant Secretary since 2003      Regulatory Administrator from 1998 to 2000.

   James D. Grassi                   - Senior Attorney at The Northern Trust Company since 1994.
   Age 47
   50 South LaSalle Street
   Chicago, IL 60675
   Assistant Secretary
   since April 2003

   (1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

FIXED INCOME FUNDS 100 NORTHERN FUNDS ANNUAL REPORT